Exhibit 10.1

SUBSCRIPTION AGREEMENT

Oriental Financial Group Inc.

997 San Roberto Street, 10th Floor

San Juan, Puerto Rico 00926

Ladies and Gentlemen:

            Each of the undersigned (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”) hereby confirms its agreement with you as follows:

1.      This Subscription Agreement (this “Agreement”) is made as of June 28, 2012, by and among Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), and each purchaser identified on the signature pages hereof (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

2.      The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act. Each Purchaser is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

3.      Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, pursuant to the Terms and Conditions attached hereto as Annex A, that aggregate number of shares of the Company’s non-cumulative convertible perpetual preferred stock, $1,000 liquidation preference per share (the “Preferred Stock”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 84,000 shares of Preferred Stock and shall be collectively referred to herein as the “Preferred Shares”).  When purchased, the Preferred Stock will have the terms set forth in a certificate of designations for the Preferred Stock in the form attached as Exhibit A  (the “Certificate of Designations”) made a part of the Company’s Certificate of Incorporation, as amended, by the filing of the Certificate of Designations with the Secretary of State of the Commonwealth of Puerto Rico (the “Secretary of State”). The Preferred Stock is convertible into shares of common stock, par value $1.00 per share (the “Common Stock”), of the Company (the “Underlying Shares” and, together with the Preferred Shares, the “Securities”), subject to and in accordance with the terms and conditions of the Certificate of Designations.

4.      The Preferred Stock purchased by each Purchaser will be delivered by electronic book-entry through the facilities of The Depository Trust Company (“DTC”), to an account specified by each Purchaser set forth below, and will be released by American Stock Transfer & Trust Co. (the “Transfer Agent”), at the written instruction of the Company, to such Purchaser at the Closing (as defined below).

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ORIENTAL FINANCIAL GROUP INC.

By:   ___/s/ Ganesh Kumar

      Name:  Ganesh Kumar

      Title:    Executive Vice President &

                        Chief Financial Officer

 PURCHASER

By: /s/ Ari Zweiman

Name:  683 Capital Partners LP / Ari Zweiman

Title:  Managing Member of GP

Aggregate Purchase Price (Subscription Amount):

$6,000,000

Number of Preferred Shares to be Acquired:

 6,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[1] :   -0-

Address for Notice:

 595 Madison Avenue

 17th Floor

 New York, NY  10022

Telephone No.:   212-554-2379

Facsimile No.:   N/A

E-mail Address:   aleibel@683capital.com

Attention:   Alan Leibel

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      683 Capital Partners LP

Address Of Purchaser:

Attention:        Alan Leibel

 595 Madison Avenue, FL 17

 New York, NY  10022

Telephone Number:                           212-554-2379

Fax Number:

[1] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):   Goldman Sachs & Co.

DTC Number:                                    0005

Tax I.D. Number:                              Goldman Sachs:  13-5108880

                                                             683 Capital Partners LP:  20-5119026

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Alan Leibel

Telephone Number:               212-554-2379

Email:                                      aleibel@683capital.com

Operations Contacts:

Primary:                                  Alan Leibel

Telephone Number:               212-554-2379

Email:                                      aleibel@683capital.com

Secondary:                              Melissa Turnbull                     Elvira Villagra

Telephone Number:               212-934-3936                         212-902-2107

Email:                                      melissaturnbull@gs.com        elvira.villagra@gs.com

Tax Withholding Form Attached (indicate type):   W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Dan Lehon

Name:   Dan Lehon, Adage Capital Management L.P.

Title:   Chief Operations Officer

Aggregate Purchase Price (Subscription Amount):

$4,500,000

Number of Preferred Shares to be Acquired:

 4,500

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[2] :   0

[2] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Address for Notice:

 200 Clarendon St.

 Boston, MA  02116

Telephone No.:   617-867-2800

Facsimile No.:   617-867-2801

E-mail Address:   dsl@adagecapital.com

Attention:   Dan Lehon

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Adage Capital Partners L.P.

Address Of Purchaser:                      200 Clarendon St., Boston MA  02116

Attention:

Telephone Number:                           617-867-2800

Fax Number:                                      617-867-2801

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):   Goldman Sachs

DTC Number:                                   0005

Tax I.D. Number:                             04-3574590

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Stephen Barker

Telephone Number:               617-867-2515

Email:                                      sfb@adagecapital.com

Operations Contacts:

Primary:                                  Stephen Barker

Telephone Number:               617-867-2515

Email:                                      sfb@adagecapital.com

Secondary:                              Mike Oliver

Telephone Number:               617-867-2875

Email:                                      mdo@adagecapital.com

Tax Withholding Form Attached (indicate type):   Exempt

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Michael Smircich

Name:   Michael Smircich

Title:   Vice-President of The General Partner

Aggregate Purchase Price (Subscription Amount):

$ 2,303,000

Number of Preferred Shares to be Acquired:

 2,303

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[3] :   0

Address for Notice:

 Alpine Associates A Limited Partnership

 100 Union Ave.

 Cresskill, NJ  07626

Telephone No.:   201-227-8594

Facsimile No.:   201-227-8973

E-mail Address:   msmircich@alpineassociates.com

Attention:   Mike Smircich

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

[3] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Alpine Associates A Limited Partnership

Address Of Purchaser:

Attention:

 100 Union Ave.

 Cresskill, NJ  07626

Telephone Number:                           201-871-0866

Fax Number:                                      201-894-5400

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    355

Tax I.D. Number:                              06-0944931

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Mike Smircich

Telephone Number:               201-227-8594

Email:                                      msmircich@alpineassociates.com

Operations Contacts:

Primary:                                  Frank Matcovich

Telephone Number:               201-227-8594

Email:                                      fmatcovich@alpineassociates.com

Secondary:                              Brian Donahue

Telephone Number:               201-871-5991

Email:                                      bdonahue@alpineassociates.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Michael Smircich

Name:   Michael Smircich

Title:   Vice-President of The General Partner

Aggregate Purchase Price (Subscription Amount):

$ 246,000

Number of Preferred Shares to be Acquired:

 246

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[4] :   0

Address for Notice:

 Alpine Partners L.P.

 100 Union Ave.

 Cresskill, NJ  07626

Telephone No.:   201-227-8594

Facsimile No.:   201-227-8973

E-mail Address:   msmircich@alpineassociates.com

Attention:   Mike Smircich

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Alpine Partners, L.P.

Address Of Purchaser:

Attention:

 100 Union Ave.

 Cresskill, NJ  07626

Telephone Number:                           201-871-0866

Fax Number:                                      201-894-5400

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

[4] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

DTC Number:                                    355

Tax I.D. Number:                              22-3528110

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Mike Smircich

Telephone Number:               201-227-8594

Email:                                      msmircich@alpineassociates.com

Operations Contacts:

Primary:                                  Frank Matcovich

Telephone Number:               201-227-8594

Email:                                      fmatcovich@alpineassociates.com

Secondary:                              Brian Donahue

Telephone Number:               201-871-5991

Email:                                      bdonahue@alpineassociates.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Michael Smircich

Name:   Michael Smircich

Title:   Vice-President of The General Partner

Aggregate Purchase Price (Subscription Amount):

$ 829,000

Number of Preferred Shares to be Acquired:

 829

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[5] :   0

[5] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Address for Notice:

 Alpine Institutional L.P.

 100 Union Ave.

 Cresskill, NJ  07626

Telephone No.:   201-227-8594

Facsimile No.:   201-227-8973

E-mail Address:   msmircich@alpineassociates.com

Attention:   Mike Smircich

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Alpine Institutional L.P.

Address Of Purchaser:

Attention:

 100 Union Ave.

 Cresskill, NJ  07626

Telephone Number:                           201-871-0866

Fax Number:                                      201-894-5400

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    355

Tax I.D. Number:                              20-8456693

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Mike Smircich

Telephone Number:               201-227-8594

Email:                                      msmircich@alpineassociates.com

Operations Contacts:

Primary:                                  Frank Matcovich

Telephone Number:               201-227-8594

Email:                                      fmatcovich@alpineassociates.com

Secondary:                              Brian Donahue

Telephone Number:               201-871-5991

Email:                                      bdonahue@alpineassociates.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Michael Smircich

Name:   Michael Smircich

Title:   Vice-President of The General Partner

Aggregate Purchase Price (Subscription Amount):

$ 1,223,000

Number of Preferred Shares to be Acquired:

 1,223

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[6] :   0

Address for Notice:

 Alpine Heritage L.P.

 100 Union Ave.

 Cresskill, NJ  07626

Telephone No.:   201-227-8594

Facsimile No.:   201-227-8973

E-mail Address:   msmircich@alpineassociates.com

Attention:   Mike Smircich

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

[6] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Legal Name

Of Purchaser (i.e., Fund Name):      Alpine Heritage L.P.

Address Of Purchaser:

Attention:

 100 Union Ave.

 Cresskill, NJ  07626

Telephone Number:                           201-871-0866

Fax Number:                                      201-894-5400

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    355

Tax I.D. Number:                              20-8090380

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Mike Smircich

Telephone Number:               201-227-8594

Email:                                      msmircich@alpineassociates.com

Operations Contacts:

Primary:                                  Frank Matcovich

Telephone Number:               201-227-8594

Email:                                      fmatcovich@alpineassociates.com

Secondary:                              Brian Donahue

Telephone Number:               201-871-5991

Email:                                      bdonahue@alpineassociates.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Michael Smircich

Name:   Michael Smircich

Title:   Vice-President of The General Partner

Aggregate Purchase Price (Subscription Amount):

$ 399,000

Number of Preferred Shares to be Acquired:

 399

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[7] :   0

Address for Notice:

 Alpine Heritage II L.P.

 100 Union Ave.

 Cresskill, NJ  07626

Telephone No.:   201-227-8594

Facsimile No.:   201-227-8973

E-mail Address:   msmircich@alpineassociates.com

Attention:   Mike Smircich

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Alpine Heritage II L.P.

Address Of Purchaser:

Attention:

 100 Union Ave.

 Cresskill, NJ  07626

Telephone Number:                           201-871-0866

Fax Number:                                      201-894-5400

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    355

[7] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Tax I.D. Number:                              27-4172101

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Mike Smircich

Telephone Number:               201-227-8594

Email:                                      msmircich@alpineassociates.com

Operations Contacts:

Primary:                                  Frank Matcovich

Telephone Number:               201-227-8594

Email:                                      fmatcovich@alpineassociates.com

Secondary:                              Brian Donahue

Telephone Number:               201-871-5991

Email:                                      bdonahue@alpineassociates.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:

BASSO GLOBAL ARB HOLDING FUND LTD

By: /s/ Philip Platek

Name:   Philip Platek

Title:   Authorized Signatory

Aggregate Purchase Price (Subscription Amount):

$160,000

Number of Preferred Shares to be Acquired:

 160

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[8] :   0

Address for Notice:

[8] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

 c/o Basso Capital Mgmt.

 1266 East Main St.

 Stamford, CT  06902

Telephone No.:   203-352-6100

Facsimile No.:   203-352-6191

E-mail Address:   legalnotices@bassocap.com

Attention:   pplatek@bassocap.com

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Representation 3.2(1) notwithstanding, Purchaser is an affiliate of Basso Holdings Ltd., a purchaser of preferred shares that has the same investment manager as Purchaser.

Representation 3.2(u)(iii) is hereby modified by inserting the words “To the best of Purchaser’s knowledge,” before the words “The funds to be used….”

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      BASSO GLOBAL ARB HOLDING FUND LTD

Address Of Purchaser:                      c/o Basso Capital Mgmt.

Attention:        Philip Platek

 1266 East Main St.

 Stamford, CT  06902

Telephone Number:                           203-352-6100

Fax Number:                                      203-352-6191

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):   Citigroup Global Prime Brokerage

DTC Number:                                    0418

Tax I.D. Number:                              98-0672278

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Philip Platek

Telephone Number:               203-352-6125

Email:                                      pplatek@bassocap.com

                                                 ms@bassocap.com

Operations Contacts:

Primary:                                  Shawn Etzkorn

Telephone Number:               203-352-6144

Email:                                      setzkorn@bassocap.com

Secondary:                              Brent Wofsey

Telephone Number:               203-352-6146

Email:                                      bwofsey@bassocap.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:

BASSO HOLDINGS LTD

By: /s/  Philip Platek

Name:   Philip Platek

Title:   Authorized Signatory

Aggregate Purchase Price (Subscription Amount):

$1,840,000

Number of Preferred Shares to be Acquired:

 1,840

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[9] :   0

Address for Notice:

 c/o Basso Capital Mgmt.

 1266 East Main St.

 Stamford, CT  06902

[9] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Telephone No.:   203-352-6100

Facsimile No.:   203-352-6191

E-mail Address:   legalnotices@bassocap.com

Attention:   pplatek@bassocap.com

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Representation 3.2(1) notwithstanding, Purchaser is an affiliate of Basso Global Arb Holding Fund Ltd., a purchaser of preferred shares that has the same investment manager as Purchaser.

Representation 3.2(u)(iii) is hereby modified by inserting the words “To the best of Purchaser’s knowledge,” before the words “The funds to be used….”

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      BASSO HOLDINGS LTD

Address Of Purchaser:                      c/o Basso Capital Mgmt.

Attention:        Philip Platek

 1266 East Main St.

 Stamford, CT  06902

Telephone Number:                           203-352-6100

Fax Number:                                      203-352-6191

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):   Citigroup Global Prime Brokerage

DTC Number:                                    0418

Tax I.D. Number:                              98-0191909

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Philip Platek

Telephone Number:               203-352-6125

Email:                                      pplatek@bassocap.com

                                                 ms@bassocap.com

Operations Contacts:

Primary:                                  Shawn Etzkorn

Telephone Number:               203-352-6144

Email:                                      setzkorn@bassocap.com

Secondary:                              Brent Wofsey

Telephone Number:               203-352-6146

Email:                                      bwofsey@bassocap.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  American Funds Insurance Series - Growth - Income Fund*

By: /s/ Michael J. Downer

Name:   Michael J. Downer

Title:    Senior Vice-President and Secretary, Capital Research and Management Company

Aggregate Purchase Price (Subscription Amount):

$6,000,000

Number of Preferred Shares to be Acquired:

 6,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[10] :   N/A

Address for Notice:

 333 South Hope Street, 53rd Floor

 Los Angeles, CA  90071

Telephone No.:   213-486-9200

Facsimile No.:   213-615-0430

E-mail Address:   mcjt@capgroup.com

Attention:   Michael Triessl

[10] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

* For purposes of Section 3.2(1) of Annex A to the Subscription Agreement, Purchaser has notified the Company that it has the same investment adviser as another “Purchaser” - SMALLCAP World Fund, Inc.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      American Funds Insurance Series -

Address Of Purchaser:                      Growth - Income Fund

Attention:        Michael Triessl

 333 South Hope Street, 53rd Floor

 Los Angeles, CA  90071

Telephone Number:                           213-486-9200

Fax Number:                                      213-615-0430

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    00000997

Tax I.D. Number:                              95-3960624

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Michael Triessl

Telephone Number:               213-486-9200

Email:                                      mcjt@capgroup.com

Operations Contacts:

Primary:                                  Michael Meehan

Telephone Number:               949-975-5548

Email:                                      CRMC_FAO@CAPGROUP.COM

Secondary:                              Freddy Mullins

Telephone Number:               757-670-4641

Email:                                      CRMC_FAO@CAPGROUP.COM

Tax Withholding Form Attached (indicate type):    W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  SMALLCAP World Fund, Inc.*

By: /s/ Michael J. Downer

Name:   Michael J. Downer

Title:    Senior Vice President and Secretary, Capital Research and Management Company

Aggregate Purchase Price (Subscription Amount):

$6,000,000

Number of Preferred Shares to be Acquired:

 6,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[11] :   322,438

Address for Notice:

 333 South Hope Street, 53rd Floor

 Los Angeles, CA  90071

Telephone No.:   213-486-9200

Facsimile No.:   213-615-0430

E-mail Address:   mcjt@capgroup.com

Attention:   Michael Triessl

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

* For purposes of Section 3.2(1) of Annex A to the Subscription Agreement, Purchaser has notified the Company that it has the same investment adviser as another “Purchaser” - American Funds Insurance Series - Growth - Income Fund.

[11] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Approved for Signature by CRMC Legal Dept. MCJJ

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      SMALLCAP World Fund, Inc.

Address Of Purchaser:

Attention:        Michael Triessl

 333 South Hope Street, 53rd Floor

 Los Angeles, CA  90071

Telephone Number:                           213-486-9200

Fax Number:                                      213-615-0430

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    00000997

Tax I.D. Number:                              95-4253845

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Michael Triessl

Telephone Number:               213-486-9200

Email:                                      mcjt@capgroup.com

Operations Contacts:

Primary:                                  Michael Meehan

Telephone Number:               949-975-5548

Email:                                      CRMC_FAO@CAPGROUP.COM

Secondary:                              Freddy Mullins

Telephone Number:               757-670-4641

Email:                                      CRMC_FAO@CAPGROUP.COM

Tax Withholding Form Attached (indicate type):    W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  Citadel Equity Fund Ltd.

By:  Citadel Advisors LLC, its Portfolio Manager

By: /s/  Shawn Fagan

Name:   Shawn Fagan

Title:    Authorized Signatory

Aggregate Purchase Price (Subscription Amount):

$5,000,000

Number of Preferred Shares to be Acquired:

 5,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[12] :   2805

Address for Notice:

 c/o Citadel LLC

 131 South Dearborn Street

 Chicago, Illinois  60603

Telephone No.:   312-295-2100

Facsimile No.:   312-267-7300

E-mail Address: CitadelAgreementNotice@citadelgroup.com

Attention:   Legal Department

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Citadel Equity Fund Ltd.

Address Of Purchaser:                      c/o Citadel LLC, 131 South Dearborn St., Chicago, IL  60603

Attention:

Telephone Number:                           312-395-2100

Fax Number:                                      312-267-7300

[12] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    573

Tax I.D. Number:                              98-0339176

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Legal Department

Telephone Number:               312-395-2100

Email:                                      CitadelAgreementNotice@citadelgroup.com

Operations Contacts:

Primary:                                  Marc Scanlon

Telephone Number:               212-250-5571

Email:                                      marc.scanlon@db.com

Secondary:                              Joseph Henry

Telephone Number:               212-250-5283

Email:                                      joseph.henry@db.com

Tax Withholding Form Attached (indicate type):    W-8IMY

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  CSS, LLC

By: /s/ Brian Bontlay

Name:   Briant Bontlay

Title:   Partner

Aggregate Purchase Price (Subscription Amount):

$ 1,000,000

Number of Preferred Shares to be Acquired:

 1,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[13] :    0

Address for Notice:

 Mitchell Bialek

 175 W. Jackson Blvd. Ste. 440

 Chicago, IL  60604

Telephone No.:   312-542-8575

Facsimile No.:   312-542-8500

E-mail Address:   mbialek@csstrading.com

Attention:

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      CSS, LLC

Address Of Purchaser:

Attention:        Mitchell Bialek

175 W. Jackson Blvd. Ste. 440

 Chicago, IL  60604

Telephone Number:                           312-542-8575

Fax Number:                                      312-542-8500

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):   Credit Suisse

DTC Number:                                    355

Tax I.D. Number:                              13-1898818

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Brian Bontlay

Telephone Number:               312-542-8554

[13] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Email:                                      bbontlay@csstrading.com

Operations Contacts:

Primary:                                  Michael Moran

Telephone Number:               312-542-8510

Email:                                      moran@csstrading.com

Secondary:                              Todd Cook

Telephone Number:               312-542-8536

Email:                                      tcook@csstrading.com

Tax Withholding Form Attached (indicate type):    W9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  Equitec Specialists, LLC

By: /s/  Joseph Jogmen

Name:   Joseph Jogmen

Title:   Administrator

Aggregate Purchase Price (Subscription Amount):

$1,000,000

Number of Preferred Shares to be Acquired:

 1,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[14] :    0

Address for Notice:

 Equitec Specialists, LLC

 111 West Jackson Blvd. 20th Floor

 Chicago, IL  60605

Telephone No.:   312-692-5000

Facsimile No.:   312-692-5096

[14] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

E-mail Address:   wjs@eqtc.com, dkatzner@eqtc.com

Attention:   Bill Shimanek, Dan Katzner

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Equitec Specialists, LLC

Address Of Purchaser:                      111 West Jackson Blvd. 20th Floor, Chicago, IL 60605

Attention:

 Bill Shimanek

 wjs@eqtc.com

Telephone Number:                           312-692-5011

Fax Number:                                      312-692-5096

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    #501 account 7WNF

Tax I.D. Number:                              36-4346872

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Bill Shimanek

Telephone Number:               312-692-5011

Email:                                      wjs@eqtc.com

Operations Contacts:

Primary:

Telephone Number:

Email:

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):    W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  P Gracie Ltd.

by its Investment Manager, P&S Credit Management, L.P.

By: /s/  Greg Pearson

Name:   Greg Pearson

Title:   CEO/COO

Aggregate Purchase Price (Subscription Amount):

$50,000

Number of Preferred Shares to be Acquired:

 50

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[15] :    0

Address for Notice:

 590 Madison Avenue, 28 FL

 New York, NY  10022

Telephone No.:   212-319-8000

Facsimile No.:   212-308-7180

E-mail Address:   konz@graciecap.com

Attention:   Sam Konz

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      P Gracie Ltd.

Address Of Purchaser:                      c/o P&S Credit Management, L.P.

Attention:        Sam Konz

 590 Madison Ave., 28 FL.

 New York, NY  10022

[15] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Telephone Number:                           212-527-8204

Fax Number:                                      212-318-7180

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    50(Morgan Stanley PB DTC #)

Tax I.D. Number:                               N/A

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Sam Konz

Telephone Number:               212-527-8204

Email:                                      konz@graciecap.com

Operations Contacts:

Primary:                                  Sam Konz

Telephone Number:               212-527-8204

Email:                                      konz@graciecap.com

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):    W-8BEN

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  GPC 83, LLC,

by its Investment Manager, P&S Credit Management, L.P.

By: /s/  Greg Pearson

Name:   Greg Pearson

Title:   CFO/COO

Aggregate Purchase Price (Subscription Amount):

$10,000

Number of Preferred Shares to be Acquired:

 10

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[16] :    0

Address for Notice:

 590 Madison Avenue, 28 FL

 New York, NY  10022

Telephone No.:   212-319-8000

Facsimile No.:   212-308-7180

E-mail Address:   konz@graciecap.com

Attention:   Sam Konz

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      GPC 83, LLC

Address Of Purchaser:                      c/o P&S Credit Management, L.P.

Attention:        Sam Konz

 590 Madison Ave., 28 FL.

 New York, NY  10022

Telephone Number:                           212-319-8000

Fax Number:                                      212-308-7180

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    50 (Morgan Stanley PB DTC #)

Tax I.D. Number:                               26-4667198

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

[16] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Person to Receive Copies Of Transaction Documents:

Name:                                      Sam Konz

Telephone Number:               212-527-8204

Email:                                      konz@graciecap.com

Operations Contacts:

Primary:                                  Sam Konz

Telephone Number:               212-527-8204

Email:                                      konz@graciecap.com

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):    W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  Gracie Credit Opportunities Master Fund, L.P.

By: /s/  Greg Pearson

Name:   Greg Pearson

Title:   Chief Financial Officer / COO

Aggregate Purchase Price (Subscription Amount):

$440,000

Number of Preferred Shares to be Acquired:

 440

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[17] :    0

Address for Notice:

 590 Madison Avenue, 28 FL

[17] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

 New York, NY  10022

Telephone No.:   212-319-8000

Facsimile No.:   212-308-7180

E-mail Address:   konz@graciecap.com

Attention:   Sam Konz

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Gracie Credit Opportunities Master Fund, L.P.

Address Of Purchaser:

Attention:        Sam Konz

 590 Madison Ave., 28 FL.

 New York, NY  10022

Telephone Number:                           212-319-8000

Fax Number:                                      212-308-7180

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    50 (Morgan Stanley PB DTC #)

Tax I.D. Number:                               98-0490725

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Sam Konz

Telephone Number:               212-527-8204

Email:                                      konz@graciecap.com

Operations Contacts:

Primary:                                  Sam Konz

Telephone Number:               212-527-8204

Email:                                      konz@graciecap.com

Secondary:                              Greg Pearson

Telephone Number:               212-319-8000

Email:                                      ops@graciecap.com

Tax Withholding Form Attached (indicate type):    W-81MY

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/   Martin Kobinger

Name:   Martin Kobinger

Title:   Investment Manager

Aggregate Purchase Price (Subscription Amount):

$ 3,000,000

Number of Preferred Shares to be Acquired:

 3,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[18] :    None

Address for Notice:

 c/o Heights Capital Management

 101 California St., Suite 3250

 San Francisco, CA  94111

Telephone No.:   415-403-6500

Facsimile No.:   415-403-6525

E-mail Address:   winer@sig.com, kobinger@sig.com, brad.alles@sig.com

Attention:   Sam Winer

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

[18] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Legal Name

Of Purchaser (i.e., Fund Name):      Capital Ventures International

Address Of Purchaser:                      Heights Capital Management

Attention:        Sam Winer

 101 California St., Suite 3250

 San Francisco, CA  94111

Telephone Number:                           415-403-6500

Fax Number:                                      415-403-6525

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    5198

Tax I.D. Number:                              20-8897884

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Sam Winer

Telephone Number:               415-403-6500

Email:                                      winer@sig.com

Operations Contacts:

Primary:                                  Devin Jones

Telephone Number:               484-562-1277

Email:                                      devin.jones@sig.com

Secondary:                              Stephen Tam

Telephone Number:               415-403-6500

Email:                                      stephen.tam@sig.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Jonathan Segal

Name:  Jonathan Segal

Title:  Managing Director

Aggregate Purchase Price (Subscription Amount):

$ 5,000,000

Number of Preferred Shares to be Acquired:

   5,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[19] :             0

Address for Notice: Highbridge Capital Management

40 West 57th Street

New York, NY  10019

Attn.  Jon Segal

Telephone No.:  212 287 4971

Facsimile No.:

E-mail Address:   jsegal@highbridge.com

Attention:

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Highbridge International LLC

Address Of Purchaser:                     40 West 57th Street, NY, NY 10019 32nd FL

Attention:

 Jon Segal

Telephone Number:                             212  287  4971

Fax Number:

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):    Credit Suisse Securities USA

DTC Number:                                                 355

[19] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Tax I.D. Number:                                 13-1898818

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                           Jon Segal

Telephone Number:               212  287  4971

Email:                                       jsegal@highbridge.com

Operations Contacts:

Primary:                                  Chris Casale

Telephone Number:                212  287  6832

Email:                                        ccasale@highbridge.com

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):                      W-8

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Jonathan Glase

By:        Pacific Capital Management

Name:    Larry Zimbalist

Title:       Advisor

Aggregate Purchase Price (Subscription Amount):

$ 2,000,000

Number of Preferred Shares to be Acquired:

 2,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[20] :           0

Address for Notice:

[20] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

 11601 Wilshire Blvd.

  Suite 1900 19th Floor

   Los Angeles, CA  90025

Telephone No.:  310-601-2822

Facsimile No.:

E-mail Address:  larry@jmgcapital.com

Attention:  Larry Zimbalist

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):     Pacific Capital Management LLC

Address Of Purchaser:                     11601 Wilshire Blvd. Ste 1925, Los Angeles CA  90025

Attention:        Noelle Newton

Telephone Number:                           310 601 2825

Fax Number:                                       310 601 2890

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):  JP Morgan Clearing Corp.

DTC Number:                                   0352

Tax I.D. Number:                                  37-1503300

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                        Noelle Newton

Telephone Number:                310-601-2825

Email:                                      Noelle@jmgcapital.com

Operations Contacts:

Primary:                                                  same

Telephone Number:

Email:

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):      W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER: ICS OPPORTUNITIES, LTD.

By:  Millennium International Management LP, its Investment Manager

By: /s/  Robert Williams

Name:   Robert Williams

Title:   Chief Financial Officer

Aggregate Purchase Price (Subscription Amount):

$ 5,000,000

Number of Preferred Shares to be Acquired:

  5,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[21] :   533,809

Address for Notice:

 c/o Millennium International Management LP

 666 Fifth Avenue, 8th Floor

 New York, NY 10103

Telephone No.:   (212) 841-4100

Facsimile No.:    (212) 841-4141

E-mail Address:   generalcounsel@mlp.com

Attention:   General Counsel

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      ICS Opportunities, Ltd.

[21] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Address Of Purchaser:                     c/o Millennium International Management LP

Attention:        General Counsel

 666 Fifth Avenue, 8th Floor

 New York, NY 10103

Telephone Number:                            (212) 841-4100

Fax Number:                                       (212) 841-4141

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                    352

Tax I.D. Number:                             13-3631307 (ICS Opportunities is a disregarded entity of Integrated                                                             Holding Group LP)

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                       Danielle Schaefer

Telephone Number:               (212) 708-4358

Email:                                      danielle.schaefer@mlp.com

Operations Contacts:

Primary:                                  Keith Schneider

Telephone Number:               (212) 841-4518

Email:                                      keith.schneider@mlp.com

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):       W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Matthew Knauer

Name:   Matthew Knauer

Title:   Managing Member of Nokota Capital GP, LLC, the General Partner of Nokota Capital Master Fund, L.P.

Aggregate Purchase Price (Subscription Amount):

$10,000,000

Number of Preferred Shares to be Acquired:

   10,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[22] :           0

Address for Notice:

1330 Avenue of the Americas

26 Floor

 New York, NY 10019

Telephone No.:   212-291-6704

Facsimile No.:     212-307-3609

E-mail Address:   ops@nokota.com

Attention:    David Ruditzky

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      NOKOTA CAPITAL MASTER FUND, L.P.

Address Of Purchaser:

Attention:       David Ruditzky

1330 Avenue of the Americas

26th Floor, New York, NY 10019

Telephone Number:                           212-291-6704

Fax Number:                                     212-307-3609

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                       0005

[22] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Tax I.D. Number:                             98-1017148

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      DAVID RUDITZKY

Telephone Number:               212-291-6704

Email:                                      ops@nokota.com

Operations Contacts:

Primary:                                  DAVID RUDITZKY

Telephone Number:

Email:

Secondary:                             MATTHEW WEINSTEIN

Telephone Number:                212-291-6709

Email:                                      ops@nokota.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

Putnam Convertible Securities Fund

Putnam High Income Securities Fund

Putnam Retirement Income Fund Lifestyle 2

Putnam Retirement Income Fund Lifestyle 3

By:  Putnam Investment Management, LLC

By: /s/ Robert L. Salvin

Name:    Robert L. Salvin_____________

Title:      Portfolio Manager

LGT Capital Invest (SC3) Limited - U.S. High Yield Convertible

By: The Putnam Advisory Company, LLC

S/By Robert L. Salvin

Name: Robert L. Salvin____________

Title: Portfolio Manager____________

Aggregate Purchase Price (Subscription Amount):

$   See schedule below

Number of Preferred Shares to be Acquired:

See Schedule

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[23] :           386,280

Address for Notice:

 Putnam Investments

 One Post Office Square

Boston MA 02109              _____

Telephone No.:  617-760-1000

Facsimile No.:    617-760-1625

E-mail Address:  ______________

Attention:   General Counsel_____

By its execution of this Subscription Agreement, the Purchase acknowledges and confirms that it is a “qualified institutional buyer” as defined in  Rule I44A under the Securities Act.

A copy of the Agreement and Declaration of Trust of each Purchaser that is a Putnam mutual fund (each, a “Trust”) is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each trust as Trustees and not individually and that the obligation of or arising out of this instrument are not binding on any of the Trustees, officers or shareholders individually of each such Trust, by are binding only upon the trust property of each Trust.

Solely for the purpose of the Purchaser representation contained in Section 3.2(1) of this Subscription Agreement, the Purchaser set forth above shall, collectively, be deemed the Purchaser.

Purchaser	Aggregate Purchase Price Subscription Amount
Putnam Convertible Securities Fund	3,077,000.00
Putnam High Income Securities Fund	380,000.00
Putnam Retirement Income Fund Lifestyle 2	2,000.00
Putnam Retirement Income Fund Lifestyle 3	12,000.00
LGT Capital Invest (SC3) Limited – U.S, High Yield Convertible	1,029,000.00
Total	4,500,000.00

[23] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):     Putnam Convertible Securities Fund

Address Of Purchaser:                     One Post Office Square

                                                            Boston MA 02109

                                                            Attention:       Robert Salvin

Telephone Number:                           617-760-1780

Fax Number:

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):  Cargolamp & Co.

DTC Number:                                   997

Tax I.D. Number:                                  04-2493360

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                        Stephen M. Giannelli

Telephone Number:                610-760-1234

Email:                                      stephen_gianelli@putnam.com

Operations Contacts:

Primary:                                   Suzanne Deshaies

Telephone Number:                 617-760-5110

Email:                                     suzanne_deshaies@putnam.com

Secondary:                              Robert Tulipani

Telephone Number:                617-662-0785

Email:                                      rtulipani@statestreet.com

Tax Withholding Form Attached (indicate type):      W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):     Putnam High Income Securities Fund

Address Of Purchaser:                     One Post Office Square

                                                            Boston MA 02109

                                                            Attention:       Robert Salvin

Telephone Number:                           617-760-1780

Fax Number:

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):  Cargolamp & Co.

DTC Number:                                   997

Tax I.D. Number:                                  04-6562068

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Stephen M. Giannelli

Telephone Number:               610-760-1234

Email:                                      stephen_gianelli@putnam.com

Operations Contacts:

Primary:                                  Suzanne Deshaies

Telephone Number:               617-760-5110

Email:                                     suzanne_deshaies@putnam.com

Secondary:                              Robert Tulipani

Telephone Number:               617-662-0785

Email:                                      rtulipani@statestreet.com

Tax Withholding Form Attached (indicate type):      W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):     Putnam Retirement Income Fund Lifestyle 2

Address Of Purchaser:                     One Post Office Square

                                                            Boston MA 02109

                                                            Attention:       Robert Salvin

Telephone Number:                           617-760-1780

Fax Number:

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):  Cargolamp & Co.

DTC Number:                                   997

Tax I.D. Number:                                  04-0663914

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Stephen M. Giannelli

Telephone Number:               610-760-1234

Email:                                      stephen_gianelli@putnam.com

Operations Contacts:

Primary:                                 Suzanne Deshaies

Telephone Number:              617-760-5110

Email:                                     suzanne_deshaies@putnam.com

Secondary:                              Robert Tulipani

Telephone Number:               617-662-0785

Email:                                      rtulipani@statestreet.com

Tax Withholding Form Attached (indicate type):      W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):     Putnam Retirement Income Fund Lifestyle 3

Address Of Purchaser:                     One Post Office Square

                                                            Boston MA 02109

                                                            Attention:       Robert Salvin

Telephone Number:                           617-760-1780

Fax Number:

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):  Cargolamp & Co.

DTC Number:                                   997

Tax I.D. Number:                                  56-2474461

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian):

Person to Receive Copies Of Transaction Documents:

Name:                                      Stephen M. Giannelli

Telephone Number:               610-760-1234

Email:                                      stephen_gianelli@putnam.com

Operations Contacts:

Primary:                                 Suzanne Deshaies

Telephone Number:              617-760-5110

Email:                                     suzanne_deshaies@putnam.com

Secondary:                              Robert Tulipani

Telephone Number:               617-662-0785

Email:                                      rtulipani@statestreet.com

Tax Withholding Form Attached (indicate type):      W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):     LGT Capital Invest (SC3) Limited – U.S. High Yield

                                                            Convertible

Address Of Purchaser:                     One Post Office Square

                                                            Boston MA 02109

                                                            Attention:       Robert Salvin

Telephone Number:                           617-760-1780

Fax Number:

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):  BBH & Co.

DTC Number:                                   010

Tax I.D. Number:                                  N/A

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Stephen M. Giannelli

Telephone Number:               610-760-1234

Email:                                      stephen_gianelli@putnam.com

Operations Contacts:

Primary:                                 Suzanne Deshaies

Telephone Number:              617-760-5110

Email:                                     suzanne_deshaies@putnam.com

Secondary:                              Robert Tulipani

Telephone Number:               617-662-0785

Email:                                      rtulipani@statestreet.com

Tax Withholding Form Attached (indicate type):      W-8BEN

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Quest Investment Management LLC

Name:   James F. Doolin

Title:      Principal

Aggregate Purchase Price (Subscription Amount):

$ 1,000,000

Number of Preferred Shares to be Acquired:

     1,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[24] :           0

Address for Notice:

10 Wilsey Sq. Ste. 200

 Ridgewood, NJ

                          07450

Telephone No.:         201 670-6700

[24] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Facsimile No.:           201 670-6800

E-mail Address:   jdoolin@questlp.com

Attention:        J. Doolin

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Quest Investment  Management LLC

Address Of Purchaser:                      10 Wilsey Sq. Ste. 200 Ridgewood, N.J.

Attention:

  James F. Doolin

Telephone Number:                             201 670 6700

Fax Number:                                        201 670 6800

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                     573

Tax I.D. Number:                              06-1547865

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                     James F. Doolin

Telephone Number:                             201 670 6700

Email:                                       jdoolin@questlp.com

Operations Contacts:

Primary:                                   Marc Bolta

Telephone Number:                 203 992-5530

Email:                                        operations@questlp.com

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Philip J. Taylor

Name:   Philip J. Taylor

Title:      Managing Director

Aggregate Purchase Price (Subscription Amount):

$ 2,500,000

Number of Preferred Shares to be Acquired:

  2,500

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[25] :              0

Address for Notice:

 200 Vesey Street

  New York, NY 10281

Telephone No.:   212-858-7482

Facsimile No.:    212-858-7439

E-mail Address:   phil.taylor@roccm.com

Attention:   Philip Taylor

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      ROYAL BANK OF CANADA

Address Of Purchaser:

Attention:        Philip Taylor

200 Vesey Street

 New York, NY 10281

Telephone Number:                          212-858-7482

Facsimile No.:                                    212-858-7439

[25] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):    RBC CAPITAL MARKETS LLC

DTC Number:                                             235

Tax I.D. Number:                              13-5357855

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Philip Taylor

Telephone Number:               212 858 7482

Email:                                       phil.taylor@rbccm.com

Operations Contacts:

Primary:                                  Sue Considine

Telephone Number:                212-618-7786

Email:                                       sue.considine@rbccm.com

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  RocWood Capital Master Fund LP

By: /s/ Gregg Weinstein

Name:   Gregg Weinstein

Title:    Managing Member

Aggregate Purchase Price (Subscription Amount):

$ 1,500,000

Number of Preferred Shares to be Acquired:

  1,500

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[26] :            0

Address for Notice:

900 3rd  Avenue Suite 1103

NY NY 10022

Telephone No.:    212-702-6900

Facsimile No.:      212-702-6901

E-mail Address:   operations@roewoodcap.com

Attention:   operations

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      RocWood Capital Master Fund LP

Address Of Purchaser:                     900 3rd Avenue Suite 1103, NY, NY  10022

Attention:         Operations

Telephone Number:                             212-702-6900

Fax Number:                                         212-702-6901

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                       0005

Tax I.D. Number:                              98-0661429

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Vincent Guacci

Telephone Number:                212-702-6900

[26] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Email:                                     operations@rocwoodcap.com

Operations Contacts:

Primary:                                  Jennifer Adamic

Telephone Number:                 212-702-6900

Email:                                     operations@rocwoodcap.com

Secondary:

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ Elliot Bossen

Name:    Elliot Bossen

Title:    Chief Investment Officer

Aggregate Purchase Price (Subscription Amount):

$ 2,000,000

Number of Preferred Shares to be Acquired:

  2,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[27] :          0

Address for Notice:

Silverback Asset Management, LLC

1414 Raleigh Road, Suite 250

Chapel Hill, NC 27517

Telephone No.:   (919) 969-4335

Facsimile No.:    (919) 969-9828

E-mail Address:   ddeberry@silverbackasset.com

Attention:   David Deberry

[27] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name                                        Investcorp Silverback Arbitrage

Of Purchaser (i.e., Fund Name):      Master Fund Limited

Address Of Purchaser:                     c/o Silverback Asset Management, LLC

Attention:        David Deberry

1414 Raleigh Rd. Suite 250

Chapel Hill, NC 27517

Telephone Number:                           (919) 969-4335

Fax Number:                                      (919) 969-9828

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                       352

Tax I.D. Number:

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                     Dan Magid

Telephone Number:               (919) 969-9300

Email:                                     dmagid@silverbackasset.com

Operations Contacts:

Primary:                                 David Deberry

Telephone Number:               (919) 969-4335

Email:                                      ddeberry@silverbackasset.com

Secondary:                              Lu Vang

Telephone Number:               (919) 969-4337

Email:                                      lyang@silverbackasset.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  SMI OPPORTUNITIES LP

By: /s/ Levine Merwick

Name:   Levine Merwick

Title:    President

Aggregate Purchase Price (Subscription Amount):

$ 500,000

Number of Preferred Shares to be Acquired:

    500

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[28] :           0

Address for Notice:

  1670 Bayview Avenue, Suite 308

  Toronto, Ontario, Canada

  M4G 3C2

Telephone No.:   (416) 485-7797

Facsimile No.:     (416) 485-0640

E-mail Address:    bjoyat@silverbackmanagement.com

Attention:         Bryn Joyat

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      SMI OPPORTUNITIES LP

Address Of Purchaser:

Attention:           Bryn Joyat

 1670 Bayview Avenue, Suite 308

  Toronto, Ontario, Canada M4G 362

Telephone Number:                           (416) 485-7797

Fax Number:                                       (416) 485-0640

[28] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):       BMO Nesbitt Burns, Inc.

DTC Number:                                        5043

Tax I.D. Number:                                 N/A

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Christopher Wilkowski

Telephone Number:               (416) 485-1706

Email:                                       cwilkowski@silverbackmanagement.com

Operations Contacts:

Primary:                                   Jonathan Merwick

Telephone Number:                (416) 485-7107

Email:                                         jmerwick@silverbackmanagement.com

Secondary:                                  Bryn Joyat

Telephone Number:               (416) 485-3953

Email:                                         bjoyat@silverbackmanagement.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  SMI DEFENSIVE LP

By: /s/  Levine Merwick

Name:   Levine Merwick

Title:      President

Aggregate Purchase Price (Subscription Amount):

$ 4,400,000

Number of Preferred Shares to be Acquired:

   4,400

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[29] :         0

Address for Notice:

 1670 Bayview Avenue,  Suite 308

 Toronto, Ontario, Canada

 M4G 3C2

Telephone No.:    (416) 485-7797

Facsimile No.:    (416) 485-0640

E-mail Address:  bjoyat@silverbackmanagement.com

Attention:    Bryn Joyat

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      SMI DEFENSIVE LP

Address Of Purchaser:

Attention:   Bryn Joyat

1670 Bayview,  Suite 308

 Toronto, Ontario, Canada  M4G 3C2

Telephone Number:                            (416) 485-7797

Fax Number:                                       (416) 485-0640

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):    BMO Nesbitt Burns Inc.

DTC Number:                                           5043

Tax I.D. Number:                                      N/A

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Christopher Wilkowski

Telephone Number:               (416) 485-1706

Email:                                      cwilkowski@silverbackmanagement.com

[29] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Operations Contacts:

Primary:                                  Jonathan Merwick

Telephone Number:               (416) 485-7137

Email:                                        jmerwick@silverbackmanagement.com

Secondary:                                Bryn Joyat

Telephone Number:               (416) 485-3953

Email:                                      bjoyat@silverbackmanagement.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  SMI INCOME LP

By: /s/ Levine Merwick

Name:        Levine Merwick

Title:      President

Aggregate Purchase Price (Subscription Amount):

$ 100,000

Number of Preferred Shares to be Acquired:

        100

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[30] :       0

Address for Notice:

1670 Bayview,  Suite 308

 Toronto, Ontario, Canada

  M4G 3C2

Telephone No.:    (416) 485-7797

Facsimile No.:      (416) 485-0640

E-mail Address:    bjoyat@silverbackmanagement.com

Attention:    Bryn Joyat

[30] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):       SMI INCOME LP

Address Of Purchaser:

Attention:          Bryn Joyat

1670 Bayview,  Suite 308

 Toronto, Ontario, Canada  M4G 3C2

Telephone Number:                            (416) 485-7797

Fax Number:                                       (416) 485-0640

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered

if different than name of Purchaser):   BMO Nesbitt Burns Inc

DTC Number:                                            5043

Tax I.D. Number:                                   N/A

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                     Christopher Wilkowski

Telephone Number:                (416) 485-1768

Email:                                       cwilkowski@silverbackmanagement.com

Operations Contacts:

Primary:                                   Jonathan Merwick

Telephone Number:              (416) 485-7137

Email:                                         jmerwick@silverbackmanagement.com

Secondary:                               Bryn Joyat

Telephone Number:               (416) 485-7953

Email:                                        bjoyat@silverbackmanagent.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/ George M. Douglas

Name:   George M. Douglas

Title:      CIO

Aggregate Purchase Price (Subscription Amount):

$ 832,000

Number of Preferred Shares to be Acquired:

   832

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[31] :   0

Address for Notice:

 9440 Santa Monica Blvd

 5th Floor

  Beverly Hills, CA 90210

Telephone No.:   310-595-2000

Facsimile No.:    310-595-2029

E-mail Address:    peterh@ssi-invest.com

Attention:           Peter

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      United Technologies Corporation

Address Of Purchaser:                      Master Retirement Trust

Attention:        Peter Hwang

 9440 Santa Monica Blvd. Floor 8

 Beverly Hills, CA 90210

Telephone Number:                           310-595-2000

Fax Number:                                      310-595-2039

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

[31] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

DTC Number:                                     050

Tax I.D. Number:                                133-064404

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                       Peter Hwang

Telephone Number:               310-595-2000

Email:                                       peter@ssi-invest.com

Operations Contacts:

Primary:                                   Peter Hwang

Telephone Number:               310-595-2000

Email:                                       peter@ssi-invest.com

Secondary:                               John Park

Telephone Number:              310-595-2000

Email:                                      johnp@ssi-invest.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/  George M. Douglas

Name:   George M. Douglas

Title:      CIO

Aggregate Purchase Price (Subscription Amount):

$ 92,000

Number of Preferred Shares to be Acquired:

  92

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[32] :             0

Address for Notice:

[32] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

  9440 Santa Monica Blvd.

   8th floor

    Beverly Hills, CA 90210

Telephone No.:   310-595-2000

Facsimile No.:    310-595-2029

E-mail Address:    peterh@ssi-invest.com

Attention:           Peter

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):       Palmer Square Absolute

Address Of Purchaser:                      Return Fund

Attention:         Peter Hwang

9440 Santa Monica Blvd. Floor 8

Beverly Hills, CA 90210

Telephone Number:                          310-595-2000

Fax Number:                                     310-595-2089

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                         552

Tax I.D. Number:                                   90-0681393

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Peter Hwang

Telephone Number:                310-595-2000

Email:                                      peterh@ssi-invest.com

Operations Contacts:

Primary:                                  Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Secondary:                              John Park

Telephone Number:               310-595-2000

Email:                                      johnp@ssi-invest.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/  George M. Douglas

Name:   George M. Douglas

Title:   CIO

Aggregate Purchase Price (Subscription Amount):

$ 153,000

Number of Preferred Shares to be Acquired:

 153

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[33] :    0

Address for Notice:

 9440 Santa Monica Blvd.

 8th Floor

 Beverly Hills, CA  90210

Telephone No.:   310-595-2000

Facsimile No.:   310-595-2089

E-mail Address:   peterh@ssi-invest.com

Attention:   Peter

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      dbx Convertible Arbitrage II Fund

Address Of Purchaser:

Attention:        Peter Hwang

[33] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

 9440 Santa Monica Blvd., Floor 8

 Beverly Hills, CA  90210

Telephone Number:                           310-595-2000

Fax Number:                                      310-595-2089

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                     573

Tax I.D. Number:

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Operations Contacts:

Primary:                                  Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Secondary:                              John Park

Telephone Number:               310-595-2000

Email:                                      johnp@ssi-invest.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/  George M. Douglas

Name:   George M. Douglas

Title:   CIO

Aggregate Purchase Price (Subscription Amount):

$ 52,000

Number of Preferred Shares to be Acquired:

 52

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[34] :    0

Address for Notice:

 9440 Santa Monica Blvd.

 8th Floor

 Beverly Hills, CA  90210

Telephone No.:   310-595-2000

Facsimile No.:   310-595-2089

E-mail Address:   peterh@ssi-invest.com

Attention:   Peter

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      SSI Convertible Insurance Fund II, LP – Class B

Address Of Purchaser:

Attention:        Peter Hwang

 9440 Santa Monica Blvd., Floor 8

 Beverly Hills, CA  90210

Telephone Number:                           310-595-2000

Fax Number:                                      310-595-2089

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                     050

Tax I.D. Number:                              80-0790415

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

[34] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Person to Receive Copies Of Transaction Documents:

Name:                                      Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Operations Contacts:

Primary:                                  Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Secondary:                              John Park

Telephone Number:               310-595-2000

Email:                                      johnp@ssi-invest.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/   George M. Douglas

Name:   George M. Douglas

Title:   CIO

Aggregate Purchase Price (Subscription Amount):

$ 1,397,000

Number of Preferred Shares to be Acquired:

 1,397

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[35] :    0

Address for Notice:

 9440 Santa Monica Blvd.

 8th Floor

 Beverly Hills, CA  90210

[35] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Telephone No.:   310-595-2000

Facsimile No.:   310-595-2089

E-mail Address:   peterh@ssi-invest.com

Attention:   Peter

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Absolute Strategies Fund

Address Of Purchaser:

Attention:        Peter Hwang

 9440 Santa Monica Blvd., Floor 8

 Beverly Hills, CA  90210

Telephone Number:                           310-595-2000

Fax Number:                                      310-595-2089

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                     418

Tax I.D. Number:                              20-2255098

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Operations Contacts:

Primary:                                  Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Secondary:                              John Park

Telephone Number:               310-595-2000

Email:                                      johnp@ssi-invest.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER

By: /s/  George M. Douglas

Name:   George M. Douglas

Title:   CIO

Aggregate Purchase Price (Subscription Amount):

$ 974,000

Number of Preferred Shares to be Acquired:

 974

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[36] :    0

Address for Notice:

 9440 Santa Monica Blvd.

 8th Floor

 Beverly Hills, CA  90210

Telephone No.:   310-595-2000

Facsimile No.:   310-595-2089

E-mail Address:   peterh@ssi-invest.com

Attention:   Peter

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Palmer Square SSI Alternative

Address Of Purchaser:                      Income Fund

Attention:        Peter Hwang

 9440 Santa Monica Blvd., Floor 8

 Beverly Hills, CA  90210

[36] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Telephone Number:                           310-595-2000

Fax Number:                                      310-595-2089

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):

DTC Number:                                     352

Tax I.D. Number:                              45-4639435

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Person to Receive Copies Of Transaction Documents:

Name:                                      Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Operations Contacts:

Primary:                                  Peter Hwang

Telephone Number:               310-595-2000

Email:                                      peterh@ssi-invest.com

Secondary:                              John Park

Telephone Number:               310-595-2000

Email:                                      johnp@ssi-invest.com

Tax Withholding Form Attached (indicate type):

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

PURCHASER:  CAPITAL VENTURES INTERNATIONAL

            By: Susquehanna Advisors Group, Inc. its authorized agent

By: /s/    Tedd Silverberg

Name:   Tedd Silverberg

Title:      Assistant Vice President

                        June 27, 2012

Aggregate Purchase Price (Subscription Amount):

$ 2,000,000

Number of Preferred Shares to be Acquired:

  2,000

Number of shares of Common Stock beneficially owned by Purchaser on the date hereof[37] :         0*

*Capital Ventures International does not own any Common Stock of the Company as of today. Its affiliates may trade in the Company’s stock, but appropriate procedures are in place to meet securities requirements.

Address for Notice:

 c/o Susquehanna Advisors Group, Inc.

401 City Avenue, Suite 220

Bala Cynwyd, PA 19004

Telephone No.:   610-617-2600

Facsimile No.:     610-747-2081

E-mail Address:   legalnotices@sig.com

Attention:    General Counsel

By its execution of this Subscription Agreement, the Purchaser acknowledges and confirms that it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Purchaser Account Information Form

Legal Name

Of Purchaser (i.e., Fund Name):      Capital Venture International

Address Of Purchaser:                      c/o Susquehanna Advisors Group, Inc.

401 City Avenue, Suite 220

Bala Cynwyd, PA 19004

Telephone No.:                                     610-617-2600

Facsimile No.:                                      610-747-2081

NOMINEE/CUSTODIAN (Name in which the Preferred Shares are to be registered if different than name of Purchaser):  Merrill Lynch Professional Clearing Corp.

DTC Number:                                      161

Tax I.D. Number:

(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

[37] Include all shares of Common Stock, and all securities convertible into Common Stock on an as-converted basis, held by the Purchaser and all of its affiliates as defined in the BHCA.

Person to Receive Copies Of Transaction Documents:

Name:                                      Heather Ali

Telephone Number:                610-747-1627

Email:                                       heather.ali@sig.com

Operations Contacts:

Primary:                                   Converts Operations

Telephone Number:                610-617-2868

Email:                                       convertsops@sig.com

Secondary:                              see above

Telephone Number:

Email:

Tax Withholding Form Attached (indicate type):       W-9

***Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

INSTRUCTION LETTER FOR PURCHASERS

(to be read in conjunction with the entire Subscription Agreement)

Complete the following items in the Subscription Agreement:

1.      Provide the information regarding the Purchaser requested on pages 3 and 4. The Agreement must be executed by an individual authorized to bind the Purchaser.

2.      On or prior to 8:00 A.M. New York time on June 28, 2012, return an executed original Subscription Agreement or a facsimile transmission (or other electronic transmission) thereof and the completed and executed Purchaser Account Information Form on page 4 (the “Purchaser Form”) and a completed and executed tax withholding form to:

Charles Glazer

cglazer@jefferies.com

Jefferies & Company, Inc.

520 Madison Avenue, 12th Floor

New York, New York 10022

Purchasers who send a facsimile transmission (or other electronic transmission) on or prior to such deadline must also submit an original via courier as soon thereafter as practicable.

3.      On or prior to 9:00 a.m., New York City time, on the Closing Date (as defined below), Purchaser shall transfer the amount indicated below such Purchaser’s name on the applicable signature page hereof under the heading “Aggregate Purchase Price (Subscription Amount)”, in United States dollars and in immediately available funds, by wire transfer to the account of Jefferies & Company, Inc., as the Company’s closing agent (in such capacity, the “Closing Agent”), set forth in Schedule I to Annex A.

4.      On or prior to 10:00 a.m., New York City time, on the Closing Date, each Purchaser must instruct its custodian(s) to post a DWAC Deposit request for such Purchaser’s purchase of the Preferred Shares.

5.      Following the confirmation by the Closing Agent that the conditions set forth in Article V of Annex A, other than with respect to the issuance of and delivery of the Preferred Shares, have been satisfied or waived, (i) the Closing Agent shall disburse on the Closing Date $84,000,000 (the “Aggregate Subscription Amount”) by wire transfer of immediately available funds to an account specified by the Company in accordance with the Company’s written wire instructions (which shall be provided to the Closing Agent by the Company at least one Business Day (as defined below) prior to the Closing Date) and (ii) the number of Preferred Shares purchased by each Purchaser (as specified on such Purchaser’s signature page hereof) to be issued and delivered by electronic book-entry through the facilities of DTC to the account specified by such Purchaser in its Purchaser Form will be released by the Transfer Agent, at the written instruction of the Company, to such Purchaser upon receipt of Purchaser’s DWAC deposit request.

6.      Please note that all wire transfers must be sent to the account specified in Schedule I to Annex A and the name of the purchasing entity must be included in the wire.  The Closing Agent will notify each Purchaser once the transaction has closed.  Each Purchaser must instruct its custodian(s) to post a DWAC Deposit in order to receive Preferred Shares on the Closing Date.

7.      If you have any questions, please contact Charles Glazer at (212) 336-7360.

ANNEX A TO THE SUBSCRIPTION AGREEMENT

TERMS AND CONDITIONS

Article 1
DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Article 1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Aggregate Subscription Amount” has the meaning set forth in the Instruction Letter for Purchasers.

“Agreement” has the meaning set forth on the cover page of this Agreement.

“Acquisition” means the acquisition of certain assets from BBVA pursuant to the Acquisition Agreement.

“Acquisition Agreement” means that certain purchase agreement between the Company and BBVA, dated as of even date herewith substantially in the form attached as Exhibit G.

“Acquisition 8-K” has the meaning set forth in Section 4.6.

“Bank Secrecy Act” means the Bank Secrecy Act of 1970, as amended.

“BBVA” means Banco Bilbao Vizcaya Argentaria, S.A.

“BHCA” has the meaning set forth in Section 3.1(b).

“Business Day” means any day that is not Saturday or Sunday and is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed in San Juan, Puerto Rico or in New York, New York.

“Certificate of Designations” has the meaning set forth on the cover page of this Agreement.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company and all amendments and certificates of determination thereto, as the same may be amended from time to time.

“CIBCA” has the meaning set forth in Section 3.2(s).

“Closing” has the meaning set forth in Section 2.1(b).

“Closing Agent” has the meaning set forth in the Instruction Letter for Purchasers.

“Closing Date” has the meaning set forth in Section 2.1(b).

“Code” means the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder.

“Commission” has the meaning set forth on the cover page of this Agreement.

“Common Stock” has the meaning set forth on the cover page of this Agreement, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company” has the meaning set forth on the cover page of this Agreement.

“Company Puerto Rico Counsel” means McConnell Valdes LLC.

“Company Reports” has the meaning set forth in Section 3.1(jj).

“Company U.S. Counsel” means Cleary Gottlieb Steen & Hamilton LLP.

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after reasonable investigation, except as used in Section 3.1(tt) where such knowledge is without independent investigation other than as conducted by the Company in connection with the Acquisition.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“DTC” has the meaning set forth on the cover page of this Agreement.

“Engagement Letter” has the meaning set forth in Section 6.9(a).

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder.

“ERISA Affiliate”, as applied to the Company, means any Person under common control with the Company, who together with the Company, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Entity” has the meaning set forth in Section 3.2(n)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDIC” means the Federal Deposit Insurance Corporation.

“FRB” means the Board of Governors of the Federal Reserve System.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Indemnified Person” has the meaning set forth in Section 4.8(b).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Investor Presentation” has the meaning set forth in Section 3.1(i).

“Jefferies” means Jefferies & Company, Inc.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Lock-Up Period” has the meaning set forth in Section 4.11.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement or the Certificate of Designations, (ii) a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Certificate of Designations; provided  that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in GAAP or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by any court, administrative agency or other governmental authority, whether federal, state, local or foreign, or any applicable industry self-regulatory organization, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of an affected Purchaser, (D) changes, after the date hereof, in general economic, monetary or financial conditions, (E) changes in the market price or trading volumes of the Common Stock (but not the underlying causes of such changes), (F) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism and (G) the public disclosure of this Agreement or the transactions contemplated hereby; except, with respect to clauses (A), (B), (D) and (F), to the extent that the effects of such changes have a disproportionate effect on the Company and the Subsidiaries, taken as a whole, relative to other similarly situated banks, savings associations or their holding companies generally.

“Material Contract” means any contract of the Company that was required to be filed as an exhibit to the SEC Reports pursuant to Item 601 of Regulation S-K promulgated under the Securities Act.

“Material Permits” has the meaning set forth in Section 3.1(p).

“Money Laundering Laws” has the meaning set forth in Section 3.1(ii)

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

“New York Court” means the courts of the State of New York and the United States District Courts located in the Borough of Manhattan, City of New York.

“NYSE” means the New York Stock Exchange LLC.

“OCFI” means the Office of the Commissioner of Financial Institutions of Puerto Rico.

“OFAC” has the meaning set forth in Section 3.1(hh).

“Pension Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA and which (i) is maintained for employees of the Company or any of its ERISA Affiliates or (ii) has at any time during the last six (6) years been maintained for the employees of the Company or any current or former ERISA Affiliate.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization or governmental authority.

“Placement Agent” has the meaning set forth in Section 2.2(b).

“Preferred Shares” has the meaning set forth on the cover page of this Agreement.

“Preferred Stock” has the meaning set forth on the cover page of this Agreement.

“Press Release” has the meaning set forth in Section 4.6.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NYSE.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prohibited Person” has the meaning set forth in Section 3.2(u).

“Purchase Price” means $1,000 per Preferred Share.

“Purchaser” and “Purchasers”  have the meaning set forth on the cover page of this Agreement.

“Purchaser Form” has the meaning set forth in the Instruction Letter for Purchasers.

“Purchaser Party” has the meaning set forth in Section 4.8(a).

“Regulation D” has the meaning set forth on the cover page of this Agreement.

“Regulatory Agreement” has the meaning set forth in Section 3.1(ll).

“Required Approvals” has the meaning set forth in Section 3.1(e).

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary of State” has the meaning set forth on the cover page of this Agreement.

“Secretary’s Certificate” has the meaning set forth in Section 2.2(iv).

“Securities” has the meaning set forth on the cover page of this Agreement.

“Securities Act” has the meaning set forth on the cover page of this Agreement.

“Significant Subsidiaries” has the meaning set forth in Section 3.1(b).

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Preferred Shares purchased hereunder as indicated on such Purchaser’s signature page of this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)”.

“Subsidiary” means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by OTC Market Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided  that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the NYSE, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement and the Certificate of Designations.

“Transfer Agent” has the meaning set forth on the cover page of this Agreement.

“Underlying Shares” has the meaning set forth on the cover page of this Agreement.

Article 2
PURCHASE AND SALE

2.1              Closing.

(a)                Purchase of Preferred Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Preferred Shares set forth below such Purchaser’s name on the signature page of this Agreement at a per Preferred Share price equal to the Purchase Price.

(b)               Closing Date. The Closing of the purchase and sale of the Preferred Shares shall take place at 10:00 a.m., New York City time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.   The “Closing” means the deposit of funds and issuance and delivery of Preferred Shares as contemplated hereby.  The “Closing Date” shall be July 3, 2012 (the third day that is both a Business Day and a Trading Day after the date hereof).

(c)                Closing Mechanics.

A.                   On or prior to 9:00 a.m., New York City time, on the Closing Date, each Purchaser shall deliver or cause to be delivered to the Closing Agent its Subscription Amount, in United States dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereof under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to the account specified by the Closing Agent on Schedule I.

B.                    On the Closing Date, upon confirmation by the Closing Agent that the conditions set forth in Article 5, other than with respect to the Company’s issuance and delivery of Preferred Shares, have been satisfied or waived, the Closing Agent shall disburse the Aggregate Subscription Amount by wire transfer of immediately available funds to an account specified by the Company in accordance with the Company’s written wire instructions (which shall be provided to the Closing Agent by the Company at least one Business Day prior to the Closing Date). Funds received by the Closing Agent on behalf of the Company pursuant to this Article 2 will be held in trust and not as property of the Closing Agent.

C.                    Immediately following the Company’s receipt of the Aggregate Subscription Amount pursuant to Section 2(c), the number of Preferred Shares purchased by each Purchaser (as specified on such Purchaser’s signature page hereof) will be issued by the Company and delivered by electronic book-entry through the facilities of DTC to the account specified by the Purchaser on the Purchaser Form and will be released by the Transfer Agent, at the written instruction of the Company, to such Purchaser at the Closing and upon receipt of Purchaser’s DWAC deposit request.

D.                   In the event that any Purchaser shall fail to deliver all or any portion of the Subscription Amount on or before 9:00 a.m., New York City time, on the Closing Date as required by Section 2.1(c)(A), the Closing Agent shall be permitted (but shall not be obligated), in its sole discretion, to fund the Subscription Amount on behalf of such Purchaser; provided, however, that the funding of the Subscription Amount of any Purchaser by the Closing Agent pursuant to this Section 2.1(c)(D) shall not relieve such Purchaser of any liability that it may have to the Company or the Closing Agent pursuant to this Agreement or for the breach of its obligations under this Agreement.  In any such case in which the Closing Agent, in its sole discretion, has elected to fund the Subscription Amount on behalf of a Purchaser, if the Purchaser has not fulfilled its obligation to purchase the Preferred Shares as set forth herein within two Business Days of the Closing Date, the Closing Agent shall thereafter be entitled to retain such Preferred Shares and, if so requested by the Closing Agent, the Company shall transfer registration of such Preferred Shares to or as directed by the Closing Agent and Jefferies or any such transferee shall execute a counterpart of this Agreement and provide the other documents described in Section 2.3(a).

E.                    In the event that the Closing Agent shall have funded the purchase of Preferred Shares on behalf of a Purchaser under the circumstances set forth in Section 2.1(c)(D), the Purchaser shall be obligated to repay the Closing Agent in exchange for the release of the Preferred Shares to the Purchaser at a per Preferred Share price equal to the Purchase Price.

2.2                Company Deliverables.  On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser (or to the Closing Agent on behalf of such Purchaser) the following:

(a)                the Company shall cause the Transfer Agent to release, in book-entry form, the number of Preferred Shares specified on such Purchaser’s signature page hereof in accordance with Section 2.1(c)(C);

(b)               a legal opinion of Company Puerto Rico Counsel, dated as of the Closing Date and in the form attached as Exhibit B, executed by such counsel and addressed to the Purchasers, Jefferies, in its capacity as the Company’s exclusive placement agent (the “Placement Agent”), and the Transfer Agent;

(c)                a legal opinion of Company U.S. Counsel, dated as of the Closing Date and in the form attached as Exhibit C, executed by such counsel and addressed to the Purchasers, the Placement Agent and the Transfer Agent;

(d)               a certificate of the Secretary of the Company, in the form attached as Exhibit D (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the versions of the Certificate of Incorporation, as amended, and by-laws, as amended, of the Company currently in full force and effect, (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, and (d) certifying the specimen certificate relating to the Preferred Shares; and

(e)                an executed copy of the compliance certificate referred to in Section 5.1(f), delivered to the Closing Agent.

2.3              Purchaser Deliverables.

(a)                  On or prior to the date hereof, each Purchaser shall have delivered or caused to be delivered to the Company (or to the Closing Agent on such Purchaser’s behalf) this Agreement, duly executed by such Purchaser, including a completed Purchaser Form and a completed and executed tax withholding form.

(b)               On or prior to 9:00 a.m., New York City time, on the Closing Date, each Purchaser shall deliver or cause to be delivered to the Closing Agent its Subscription Amount in accordance with Section 2.1(c)(A).

Article 3
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to each of the Purchasers that:

(a)                Subsidiaries. The Company has no direct or indirect Subsidiaries other than as set forth in Exhibit F. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive rights, rights of first refusal and similar rights to subscribe for or purchase securities.

(b)               Organization and Qualification. The Company and each of its “Significant Subsidiaries” (as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Significant Subsidiary is in violation of any of the provisions of its respective articles or certificate of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and a financial holding company under the Gramm-Leach-Bliley Act of 1999, as amended. The Company’s depository institution Subsidiary’s deposit accounts are insured up to applicable limits by the FDIC. The Company has conducted its business in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.

(c)                Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and the Acquisition Agreement and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, to issue the Preferred Shares in accordance with the terms hereof and to issue the Underlying Shares in accordance with the Certificate of Designations. The Company’s execution and delivery of each of the Transaction Documents and the Acquisition Agreement and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Shares and the Underlying Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals or as set forth in the Acquisition Agreement. Each of the Transaction Documents and the Acquisition Agreement has been, or when executed will be, duly executed by the Company and is, or will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by 12 U.S.C. § 1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers, (iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iv) insofar as indemnification and contribution provisions may be limited by applicable law. Except for Material Contracts, there are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(d)               No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the Acquisition Agreement and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s articles or certificate of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals or as otherwise set forth in the Acquisition Agreement, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e)                Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares) and the Acquisition Agreement, other than, with respect to the Transaction Documents, (i) the filing of the Certificate of Designations with the Secretary of State, (ii) filings required by applicable state or Puerto Rico securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission as required under Regulation D, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Underlying Shares and the listing of the Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.6 of this Agreement, and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”) and, with respect to the Acquisition Agreement, filings with and the receipt of approvals from the OCFI, the FDIC, the FRB, the Financial Industry Regulatory Authority, the Municipal Securities Rulemaking Board, the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico, in each case in connection with the transactions contemplated by the Acquisition Agreement.

(f)                Issuance of the Preferred Shares. The issuance of the Preferred Shares has been duly authorized, and the Preferred Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive rights, rights of first refusal or similar rights. The issuance of the Underlying Shares has been duly authorized, and the Underlying Shares, when issued in accordance with the terms of the Certificate of Designations, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive rights, rights of first refusal or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

(g)               Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only due to (i) the purchase of Common Stock pursuant to the Company’s stock repurchase program, and (ii) stock grants or other equity awards or stock option and warrant exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights, rights of first refusal or similar rights to subscribe for or purchase any capital stock of the Company.  Except as specified in the SEC Reports: (i) no shares of the Company’s outstanding capital stock are subject to preemptive rights, rights of first refusal or any other similar rights; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, other than those issued or granted pursuant to Material Contracts or equity or incentive plans or arrangements described in the SEC Reports; (iii) there are no material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound; (iv) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act; (v) there are no outstanding securities or instruments of the Company that contain any mandatory redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vi) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (vii) the Company has no liabilities or obligations required to be disclosed in the SEC Reports but not so disclosed in the SEC Reports, which, individually or in the aggregate, will have or would reasonably be expected to have a Material Adverse Effect. There are no securities outstanding or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

(h)               SEC Reports. The Company has filed all reports, schedules, exhibits, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2011 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, other than a Current Report on Form 8-K with respect to the resignation of its Chief Investment Strategist, which event the Company disclosed in its Form 10-K for the year ended December 31, 2011.  As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company advises each Purchaser to read the SEC Reports and the investor presentation distributed to such Purchaser (the “Investor Presentation”) (in each case, including all addenda and exhibits thereto), and in particular the sections therein entitled “Risk Factors.”

(i)                 Financial Statements. The financial statements of the Company and its Subsidiaries included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate. The pro forma and other financial information relating to the Company and its Subsidiaries included in the Investor Presentation was prepared utilizing information derived from the appropriate financial, accounting and corporate records of the Company and the assumptions used to prepare the pro forma financial information contained therein provide a reasonable basis for the presentation of such information.

(j)                 Tax Matters. The Company and each of its Subsidiaries has (i) filed all material foreign, U.S. federal, Puerto Rico and local tax returns, information returns and similar reports that are required to be filed, and all such tax returns are true, correct and complete in all material respects, and (ii) paid all material taxes required to be paid by it and any other material assessment, fine or penalty levied against it other than taxes (x) currently payable without penalty or interest, or (y) being contested in good faith by appropriate proceedings.

(k)               Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in subsequent SEC Reports filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, and (C) in connection with the Acquisition, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with the Company’s stock repurchase program, repurchases of unvested stock issued to employees of the Company and a quarterly cash dividend of $0.06 per share of Common Stock on April 13, 2012), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued pursuant to existing Company option plans or equity based plans disclosed in the SEC Reports, (vi) trading or quotation in any of the Company’s securities has not been suspended or limited by the Commission or by the NYSE, and (vii) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract under which the Company or any of its Subsidiaries is bound or subject. Except for the transactions contemplated by this Agreement and the Acquisition Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(l)                 Environmental Matters. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iii) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

(m)             No Actions. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Preferred Shares or, (ii) except as disclosed in the SEC Reports, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(n)               Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have or reasonably be expected to have a Material Adverse Effect. To the Company’s Knowledge, no executive officer is in material violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o)               Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of which the Company has been made aware in writing of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, or which would have the effect of revoking or limiting FDIC deposit insurance, except in each case as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p)               Regulatory Permits. The Company and each of its Subsidiaries possess or have applied for all certificates, authorizations, consents and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports, except where the failure to possess such certificates, authorizations, consents and permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(q)               Title to Assets. The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(r)                 Patents and Trademarks. The Company and its Subsidiaries own, possess, license, or can acquire on reasonable terms, or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted, except where the failure to own, possess, license or have such rights would not have or reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports and except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no Proceeding by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(s)                Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(t)                 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the

Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(u)               Internal Control Over Financial Reporting. Except as set forth in the SEC Reports, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and such internal control over financial reporting was effective as of the date of the most recent SEC Report.

(v)               Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. Except as disclosed in the SEC Reports, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), and such disclosure controls and procedures provide reasonable assurance of effectiveness in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the SEC Reports. The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors and the audit committee of the Company’s Board of Directors, any significant deficiencies in the design or operation of internal controls that could adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls.

(w)             Certain Fees. No Person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent in connection with the transactions contemplated by the Transaction Documents and the Acquisition Agreement (which fees are being paid by the Company). The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(x)               Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Preferred Shares hereunder does not contravene the rules and regulations of the Principal Trading Market and the issuance of the Underlying Shares in accordance with the Certificate of Designations will not contravene the rules and regulations of the Principal Trading Market.

(y)               Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(z)                Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

(aa)            Investment Company. Neither the Company nor any of its Subsidiaries is required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb)           Unlawful Payments. Neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge, any directors, officers, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(cc)            Application of Takeover Protections; Rights Agreements. The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser solely as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities.

(dd)          Disclosure. The Company confirms that neither it nor, to the Company’s Knowledge, any of its officers or directors nor any other Person acting on its or their behalf, including Jefferies (as Placement Agent or Closing Agent), has provided any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the Acquisition Agreement and the proposed transactions hereunder and thereunder and certain information contained in the Investor Presentation may constitute such information, all of which material, non-public information will be disclosed by the Company in the Press Release or the Acquisition 8-K as contemplated by Section 4.6 hereof. The Company understands and confirms that each of the Purchasers will rely on the representations in this Section 3.1(dd) in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and related transactions and as may be disclosed on the Form 8-Ks filed pursuant to Section 4.6.

(ee)            Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Reports that is not so disclosed and would have or reasonably be expected to have a Material Adverse Effect.

(ff)             Acknowledgment Regarding Purchasers’ Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Purchasers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Preferred Shares.

(gg)           Absence of Manipulation. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(hh)           OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly use the proceeds of the sale of the Preferred Shares, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ii)               Money Laundering Laws. The operations of each of the Company and any Subsidiary are in compliance in all material respects with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder, the USA PATRIOT ACT, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Company’s Knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.

(jj)               Reports. Since December 31, 2010, the Company and each Subsidiary have filed all material reports, registrations and statements together with any required amendments thereto, that it was required to file with the FRB, the FDIC, the OCFI and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not have or reasonably be expected to have a Material Adverse Effect. All such reports, registrations and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the FRB, the FDIC, the OCFI and any other applicable foreign, federal or state securities or banking authorities, as the case may be.

(kk)           Adequate Capitalization. As of March 31, 2012, the Company’s Subsidiary insured depository institution meets or exceeds the standards necessary to be considered “adequately capitalized” under the FDIC’s regulatory framework for prompt corrective action.

(ll)               Agreements with Regulatory Agencies; Compliance with Certain Banking Regulations. Neither the Company nor any Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2007, has adopted any board resolutions at the request of, any governmental entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Subsidiary been advised since December 31, 2010 by any governmental entity that it intends to issue, initiate, order, or request any such Regulatory Agreement.

The Company has no knowledge of any facts and circumstances, and has no knowledge that any facts or circumstances exist, that would cause its Subsidiary banking institution not to be in satisfactory compliance, in any material respect, with all applicable privacy of customer information requirements contained in any applicable federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Subsidiary.

(mm)       No General Solicitation or General Advertising. Neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Preferred Shares.

(nn)           Risk Management Instruments. Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2011, all material derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies, and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Subsidiaries, enforceable in accordance with its terms. Neither the Company or the Subsidiaries, nor, to the Company’s Knowledge, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.

(oo)           ERISA. The Company and each ERISA Affiliate is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” described in Section 4043 of ERISA (other than an event for which the 30-day notice requirement has been waived by applicable regulation) has occurred with respect to any Pension Plan for which the Company would have any liability that would reasonably be expected to have a Material Adverse Effect; the Company has not incurred liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Pension Plan; or (ii) Sections 412 or 4971 of the Code that would reasonably be expected to have a Material Adverse Effect; and each Pension Plan for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(pp)           Reservation of Underlying Shares. The Company has reserved and at all times shall reserve and keep available, out of its authorized but unissued Common Stock, and free of any preemptive rights, rights of first refusal or similar rights of stockholders of the Company, the full number of shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Preferred Shares are convertible.

(qq)           Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

(rr)              No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser to purchase Preferred Shares on terms that are different from those set forth herein.

(ss)             Acquisition Agreement.  Attached as Exhibit G is a draft of the Acquisition Agreement substantially in the form to be executed by the Company and BBVA.

(tt)              BBVA Representations and Warranties.  The representations and warranties of BBVA contained in Article 3 of the Acquisition Agreement that are qualified by materiality or “Material Adverse Effect” (as defined in the Acquisition Agreement) or words to similar effect, to the Company’s Knowledge, are true and correct on and as of the date hereof and on the Closing Date (except for such representations and warranties that speak as of a specific date, which are true and correct as of such date).

The representations and warranties of BBVA contained in Article 3 of the Acquisition Agreement that are not qualified as to materiality or “Material Adverse Effect” (as defined in the Acquisition Agreement) or words to similar effect, to the Company’s Knowledge,  are true and correct on and as of the date hereof and on the Closing Date (except for such representations and warranties that speak as of a specific date, which are true and correct as of such date), except where the failure to be true and correct, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

3.2              Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)                Organization; Authority. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)               No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)                Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been and will not be registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided  that by making the representations herein, other than as set forth herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any Person or entity.

(d)               Purchaser Status. At the time such Purchaser was offered the Preferred Shares, it was, it is, and on the Closing Date it will be, a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

(e)                Reliance. The Company and Jefferies (as Placement Agent or Closing Agent) will be entitled to rely upon this Agreement and are irrevocably authorized to produce this Agreement or a copy hereof to (A) any regulatory authority having jurisdiction over the Company and its Affiliates and (B) any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, in each case, to the extent required by any court or governmental authority to which the Company is subject, provided  that the Company or Jefferies, as the case may be, provides the Purchaser with prior written notice of such disclosure.

(f)                General Solicitation. Purchaser: (i) became aware of the offering of the Securities, and the Securities were offered to Purchaser, solely by direct contact between Purchaser and the Company or the Placement Agent, and not by any other means, including any form of “general solicitation” or

“general advertising” (as such terms are used in Regulation D and interpreted by the Commission); (ii) reached its decision to invest in the Company independently from any other Purchaser; (iii) has entered into no agreements with stockholders of the Company or other subscribers for the purpose of controlling the Company or any of its subsidiaries; and (iv) has entered into no agreements with stockholders of the Company or other subscribers regarding voting or transferring Purchaser’s interest in the Company.

(g)               Direct Purchase. Purchaser is purchasing Preferred Shares directly from the Company and not from Jefferies (as Placement Agent or Closing Agent). Jefferies (as Placement Agent or Closing Agent) did not make any representations, declarations or warranties to Purchaser, express or implied, regarding the Preferred Shares, the Company, the Company’s offering of the Securities or the Acquisition.

(h)               Experience of Such Purchaser. Such Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(i)                 Access to Information. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the Acquisition and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment; and (iv) the opportunity to ask questions of management. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities. Purchaser acknowledges that neither the Company nor Jefferies (as Placement Agent or Closing Agent) has made any representation, express or implied, with respect to the accuracy, completeness or adequacy of any available information except, with respect to the Company, as expressly set forth in the SEC Reports or to the extent such information is covered by the representations and warranties of the Company contained in Section 3.1.

(j)                 Brokers and Finders. Other than the Placement Agent with respect to the Company, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(k)               Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Preferred Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Preferred Shares constitutes legal, regulatory, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares. Such Purchaser understands that Jefferies (as Placement Agent or Closing Agent) has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on any statement, representation or warranty including any business or legal advice of Jefferies (as Placement Agent or Closing Agent) or any of its agents, representatives, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(l)                 Anti-association.  (i) Such Purchaser is not an Affiliate of any other Purchaser; (ii) such Purchaser (including any Affiliate) has not engaged and will not engage as part of a group consisting of substantially the same entities as the Purchasers, in substantially the same combination of interests, in any additional banking or nonbanking activities or business ventures in the United States without prior consultation with the FRB; and (iii) such Purchaser is not managed or advised by an investment manager or investment adviser who performs the same services for any other Purchaser.  Purchaser is not participating and has not participated with any other Purchaser in any joint activity or parallel action towards a common goal between or among such Purchasers of acquiring control of the Company.

(m)             Acquisition. The Board of Directors of the Company will control the entry into the Acquisition Agreement and stockholders of the Company will have no opportunity to affect the Company’s investment decision regarding the Acquisition or the terms of the Acquisition Agreement.

(n)               ERISA. (i) If Purchaser is, or is acting on behalf of, an ERISA Entity (as defined below), Purchaser represents and warrants that on the date hereof;

(A) The decision to invest assets of the ERISA Entity in the Preferred Shares was made by fiduciaries independent of the Company or its Affiliates, which fiduciaries are duly authorized to make such investment decisions and who have not relied on any advice or recommendations of the Company or its Affiliates;

(B) Neither the Company nor any of its agents, representatives or Affiliates have exercised any discretionary authority or control with respect to the ERISA Entity’s investment in the Preferred Shares;

(C) The purchase and holding of the Preferred Shares will not constitute a nonexempt prohibited transaction under ERISA or Section 4975 of the Code or a similar violation under any applicable similar laws; and

(D) The terms of the Transaction Documents comply with the instruments and applicable laws governing such ERISA Entity.

(ii)        For the purpose of this paragraph, the term “ERISA Entity” will mean (A) an “employee benefit plan” within the meaning of Section 3(3) of ERISA subject to Title I of ERISA, (B) a “plan” within the meaning of Section 4975(e)(1) of the Code and (C) any Person whose assets are deemed to be “plan assets” within the meaning of ERISA Section 3(42) and 29 C.F.R. § 2510.3-101 or otherwise under ERISA.

(o)               Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal, state and Puerto Rico securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Shares.

(p)               No Governmental Review. Such Purchaser understands that no U.S. federal, state or Puerto Rico agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. Purchaser understands that the Securities are not savings accounts, deposits or other obligations of any bank and are not insured by the FDIC, including the FDIC’s Deposit Insurance Fund, or any other governmental agency.

(q)               No Consents. Other than as may be requested by the FRB from such Purchaser in connection with the transactions contemplated by the Transaction Documents, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental entity or authority or any other Person or entity in respect of any law or regulation, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, is necessary or required, and no lapse of a waiting period under law applicable to such Purchaser is necessary or required, in each case in connection with the execution, delivery or performance by such Purchaser of this Agreement or the purchase of the Preferred Shares contemplated hereby.

(r)                 Residency. Such Purchaser’s office in which its investment decision with respect to the Preferred Shares was made is located at the address immediately below such Purchaser’s name on its signature page hereof.

(s)                Regulatory Matters. Purchaser understands and acknowledges that: (i) the Company is a registered bank holding company under the BHCA, and is subject to regulation by the FRB; (ii) acquisitions of interests in bank holding companies are subject to the BHCA and the Change in Bank Control Act (the “CIBCA”) and may be reviewed by the FRB to determine the circumstances under which such acquisitions of interests will result in Purchaser becoming subject to the BHCA or subject to the prior notice requirements of the CIBCA; and (iii) change of control filings with the OCFI are required when a person or entity will own, directly or indirectly, upon consummation of a transfer, 5% or more of the outstanding voting stock of a bank.

(t)                 Trading. Purchaser acknowledges that there is no trading market for the Preferred Stock and that no trading market is expected to develop.

(u)               Prohibited Person. (i) Neither the Purchaser, nor any Person controlling, controlled by, or under common control with the Purchaser, nor, to such Purchaser’s knowledge, any Person having a beneficial interest in the Purchaser, nor any other Person on whose behalf a Purchaser is acting, is any of the following (each a “Prohibited Person”):

a Person whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by OFAC;

“designated national” other than an “unblocked national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515;

B.                 a Person with whom a United States citizen or entity is prohibited from transacting business, whether such prohibition arises under United States law, regulation, executive order, anti-money laundering laws, regulations or orders, or as a result of any list published by the U.S. Department of Commerce, the U.S. Department of Treasury, or the U.S. Department of State including any agency or office thereof;

C.                 a Person who has funded or supported terrorism or suspected terrorist organizations or who has engaged in, or derived funds from, activities that relate to the laundering of the proceeds of illegal activity;

D.                a non-U.S. shell bank (a bank without a physical presence in any country) or a Person providing banking services indirectly to a non-U.S. shell bank;

E.                 a senior non-U.S. political figure or an immediate family member or close associate of such figure or an entity owned or controlled by such a figure; or

F.                  a Person, to the knowledge of the Purchaser, whose participation in the offering of the Securities or ownership of shares of Common Stock will result in the violation of any law, regulation, or governmental order (including banking or other financial institution regulatory laws, regulations or orders) to which the Company is subject.

(ii)        If the Purchaser is a financial institution that is subject to the Bank Secrecy Act, the Purchaser has met and will continue to meet all of its obligations under the Bank Secrecy Act.

(iii)       The funds to be used by the Purchaser to purchase the Securities are derived from legitimate and legal sources and not from any Prohibited Person.

(v)               Purchaser has not discussed the offering of Securities or related transactions with any other party or potential investors (other than the Company, Jefferies (as Placement Agent or Closing Agent), federal or state regulators, any other Purchaser and Purchaser’s authorized representatives), except as expressly permitted under the terms of this Agreement.

(w)             Knowledge as to Conditions. Purchaser does not know of any reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the purchase, sale and issuance of the Preferred Stock contemplated hereby other than those specifically set forth in this Article 3, the other Transaction Documents and the Acquisition Agreement.

Article 4
OTHER AGREEMENTS OF THE PARTIES

4.1              Transfer Restrictions.

(a)                Compliance with Laws.  Notwithstanding any other provision of this Article 4, each Purchaser covenants that the Securities may be disposed of only as described in the Certificate of Designations.

(b)               Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

4.2              Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3              Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all periodic reports required to be filed by the Company under Rule 144(c)(1) after the date hereof.

4.4              Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Preferred Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Preferred Shares for sale to the Purchasers at the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States and the Commonwealth of Puerto Rico (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Preferred Shares required under applicable securities or “Blue Sky” laws of the states of the United States and the Commonwealth of Puerto Rico following the Closing Date.

4.5              No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

4.6              Securities Laws Disclosure; Publicity.  Prior to 8:30 a.m., New York City time, on the first day markets are open in the Principal Trading Market after this Agreement and the Acquisition Agreement have been executed, the Company shall (i) issue one or more press releases (collectively, the “Press Release”) disclosing the material terms of the transactions contemplated hereby, including, without limitation, the issuance of the Preferred Shares and the Acquisition and (ii) file one or more Current Reports on Form 8-K with the Commission including the Press Release and any material non-public information included in the Investor

Presentation (collectively, the “Acquisition 8-K”).  On or before 5:30 p.m., New York City time, on the fourth Trading Day immediately following the date hereof, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents and the Acquisition Agreement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the Commission or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the filing of final Transaction Documents and the Acquisition Agreement with the Commission, (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or pursuant to Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). Notwithstanding the foregoing, the Company may disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser to the FDIC, the OCFI and/or the FRB in connection with the Company’s request for prior approval to acquire assets of BBVA under the Acquisition Agreement. From and after the issuance of the Press Release and the filing of the Acquisition 8-K, no Purchaser (except those described below) shall be in possession of any material, non-public information received from and with respect to the Company, any Subsidiary or any of their respective officers, directors or employees, that is not disclosed in the Press Release or the Acquisition 8-K. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of the offering of the Securities and the Acquisition) and will refrain from purchasing or selling, or inducing any other Person to purchase or sell, shares of Common Stock or preferred stock of the Company.

4.7              Non-Public Information. Except with the express written consent of such Purchaser and unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, and each Purchaser shall not directly solicit the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release.

4.8              Indemnification.

(a)                Indemnification of Purchasers. The Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against a Purchaser Party in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or attributable to the gross negligence or willful misconduct on the part of such Purchaser Party.

(b)               Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided  that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided  that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.9              Listing of Common Stock. The Company will use its reasonable best efforts to list the Underlying Shares for quotation on the NYSE and maintain the listing of the Common Stock on the NYSE.

4.10          Use of Proceeds. The Company intends to use the net proceeds from the sale of the Preferred Shares hereunder for the purpose of funding a portion of the Acquisition and related transaction fees and expenses.

4.11          Restriction on Sale of Securities.  For a period commencing on the date hereof and ending on, and including, the 60th calendar day after the Closing Date (the “Lock-Up Period”), the Company will not, without the prior written consent of the Placement Agent, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to

(A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant, the lapse of a restrictive period for restricted stock units, or the conversion of a security outstanding on the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company, provided that such options shall not be vested and exercisable within the Lock-Up Period, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan and (E) any registration statement filed by the Company following the 15th day after the date hereof relating to the issuance of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, the net proceeds of which are expected to be used to fund the Acquisition, provided  that no such securities may be sold pursuant to such registration statement during the Lock-Up Period.

Article 5
CONDITIONS PRECEDENT TO CLOSING

5.1              Conditions Precedent to the Obligations of the Purchasers to Purchase Preferred Shares. The obligation of each Purchaser to acquire Preferred Shares at the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)                Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)               Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)                No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)               Consents. In addition to the Required Approvals contemplated in Section 3.1(e)(ii), (iii), (iv), (v), and (vi) above, the Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation by it of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)                Company Deliverables. The Company shall have delivered the Company’s deliverables in accordance with Section 2.2.

(f)                Compliance Certificate. The Company shall have delivered to the Closing Agent a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached as Exhibit E.

(g)               Certificate of Designations. The Company shall have filed the Certificate of Designations with the Secretary of State.

(h)               Acquisition Agreement. The Acquisition Agreement, substantially in the form attached as Exhibit G, shall be in full force and effect.

(i)                 Minimum Gross Proceeds. The Company shall simultaneously issue and deliver through the facilities of DTC on the Closing Date to the Purchasers hereunder Preferred Shares against payment of at least the Aggregate Subscription Amount and satisfaction by each Purchaser of all its other obligations pursuant to Sections 2.3 and 5.2.

5.2              Conditions Precedent to the Obligations of the Company to sell Preferred Shares. The Company’s obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Company:

(a)                Representations and Warranties. The representations and warranties made by each Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)               Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)                No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)               Consents. Other than the Required Approvals contemplated in Section 3.1(e)(ii), (iii), (iv), (v), and (vi) above, the Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation by it of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)                Jefferies Certificate. Jefferies (as Placement Agent and Closing Agent) shall have delivered to the Company a certificate regarding investor status, dated as of the Closing Date and signed by an authorized representative of Jefferies, which shall be in a form reasonably acceptable to the Company.

(f)                Purchasers Deliverables. The Company shall have received funds equal to at least the Aggregate Subscription Amount, and each Purchaser shall have delivered Purchaser’s deliverables in accordance with Section 2.3.

(g)               Acquisition Agreement. The Acquisition Agreement, substantially in the form attached as Exhibit G, shall be in full force and effect.

Article 6

MISCELLANEOUS

6.1              Fees and Expenses. The parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all amounts owed to the Placement Agent relating to or arising out of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2              Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the date hereof, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided  the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Oriental Financial Group Inc.
997 San Roberto Street
San Juan, Puerto Rico 00926
Attention: General Counsel
Telephone: (787) 993-4206
Fax: (787) 771-6896
Email: csouffront@orientalfg.com

With a copy to:	Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Leslie N. Silverman
Telephone: (212) 225-2380
Fax: (212) 225-3999
Email: lsilverman@cgsh.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4              Amendments; Waivers; No Additional Consideration. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer or a duly authorized representative of such party. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers that then hold Preferred Shares.

6.5              Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6              Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided  such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than, solely with respect to the provisions of Section 4.8, the Indemnified Persons.

6.8              Reliance by Jefferies.  The parties hereto agree and acknowledge that Jefferies, in its capacity as Placement Agent and Closing Agent, may rely on the representations, warranties, agreements and covenants of the Company and of the respective Purchasers contained in this Agreement as if such representations, warranties, agreements, and covenants, as applicable, were made directly to it.  The parties hereto further agree that Jefferies may rely on or, if it so requests, be specifically named as an addressee of, the legal opinions and certificates to be delivered pursuant to Section 2.2 of this Agreement.

6.9              Exculpation of Jefferies.  Each party hereto agrees for the express benefit of each of Jefferies (as Placement Agent or Closing Agent), its affiliates and representatives that:

(a)                Neither Jefferies (as Placement Agent or Closing Agent) nor any of its affiliates or any of its representatives (i) has any duties or obligations other than those specifically set forth herein or in the engagement letter, dated as of June 29, 2011, among the Company and Jefferies (the “Engagement Letter”), (ii) shall be liable for any improper payment made in accordance with the information provided by the Company, (iii) makes any representation or warranty (other than as provided in the certificate to be provided to the Company pursuant to Section 5.2(e)), or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to the Transaction Documents or in connection with the transactions contemplated thereby or by the Acquisition Agreement or (iv) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by any Transaction Document or the Acquisition Agreement or (y) for anything which any of them may do or refrain from doing in connection with any Transaction Document or the Acquisition Agreement, except for such party’s own gross negligence, willful misconduct or bad faith.

(b)               Each of Jefferies (as Placement Agent or Closing Agent), its affiliates and its representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (ii) be indemnified by the Company for acting as Placement Agent or Closing Agent hereunder pursuant to the indemnification provisions set forth in the Engagement Letter.

6.10          Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the New York Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.11          Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Preferred Shares; provided  that the representations and warranties of the Company shall survive the Closing and the delivery of Preferred Shares for a period of one year.

6.12          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.13          Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.14          Replacement of Preferred Shares. As provided in the Certificate of Designations and solely to the extent physical certificates representing the Preferred Shares are delivered to any Purchaser, the Company shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Company of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Company or the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Preferred Shares. If a replacement certificate or instrument evidencing any Preferred Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.15          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company may be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.16          Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Preferred Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Schedule I

Wire Information
ABA Number:	021000018
Bank Name:	The Bank of New York
Account Name:	Jefferies & Co., Inc.
Account Number:	8900652772
RE:	OFG

EXHIBITS

A:        Form of Certificate of Designations

B:        Form of Opinion of Company Puerto Rico Counsel

C:        Form of Opinion of Company U.S. Counsel

D:        Form of Secretary’s Certificate

E:         Form of Officer’s Certificate

F:         Subsidiaries of the Company

G:        Form of Acquisition Agreement

EXHIBIT A

Form of Certificate of Designations

ORIENTAL FINANCIAL GROUP INC.

CERTIFICATE OF DESIGNATIONS
Pursuant to Section 5.01 of the

General Corporation Law

of the Commonwealth of Puerto Rico

8.750% NON-CUMULATIVE
CONVERTIBLE PERPETUAL PREFERRED STOCK, SERIES C
($1.00 par value per share)

Pursuant to Article 5.01 of the General Corporation Law of the Commonwealth of Puerto Rico, the undersigned, Carlos O. Souffront, as Secretary of the Board of Directors of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the "Corporation"), HEREBY CERTIFIES that, pursuant to the authority conferred upon the Board of Directors (the "Board of Directors") by the Corporation’s Certificate of Incorporation, as amended, and resolutions duly adopted by the Board of Directors on June 20, 2012, creating a committee thereof known as the "Pricing Committee," the Pricing Committee on June 27, 2012 duly adopted the following resolutions creating a series of 84,000 shares of preferred stock designated as the "8.750% Non-Cumulative Convertible Perpetual Preferred Stock, Series C," and that such resolutions have not been modified or rescinded and remain in full force and effect:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Pricing Committee in accordance with the provisions of the Corporation’s Certificate of Incorporation, as amended, the Series C Preferred Stock of the Corporation be and it hereby is created;

FURTHER RESOLVED, that the Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the Series C Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing stockholders of the Corporation; and

FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such Series C Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

8.750% NON-CUMULATIVE CONVERTIBLE
PERPETUAL PREFERRED STOCK, SERIES C

Designation of Series and Number of Shares

. The shares of such series of preferred stock shall be designated "8.750% Non-Cumulative Convertible Perpetual Preferred Stock, Series C" (the "Series C Preferred Stock"), and the authorized number of shares that shall constitute such series shall be 84,000 shares, which may be decreased (but not below the number of shares of Series C Preferred Stock then issued and outstanding) from time to time by the Board of Directors. Shares of outstanding Series C Preferred Stock that are purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized but unissued shares of preferred stock of the Corporation undesignated as to series. The par value of the Series C Preferred Stock shall be $1.00 per share, and the liquidation preference shall be $1,000 per share.

Ranking

. The Series C Preferred Stock will rank, with respect to the payment of dividends and distributions upon liquidation, dissolution or winding-up, (1) on a parity with the Series A Preferred Stock, the Series B Preferred Stock and each class or series of capital stock the Corporation may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the Series C Preferred Stock as to dividend rights and rights on liquidation, dissolution or winding-up of the Corporation (collectively, the "Parity Securities"), (2) senior to Common Stock and each other class or series of capital stock the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, dissolution or winding-up of the Corporation (the "Junior Securities"), and (3) junior to any other equity securities the Corporation may issue from time to time (subject to compliance with the provisions of Section 16 below), the terms of which expressly provide that such equity security rank senior to the Series C Preferred Stock with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding-up of the Corporation. For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for capital stock.  The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders.

Definitions

. As used herein with respect to the Series C Preferred Stock:

(a)          "Acquisition Agreement" means that certain Acquisition Agreement, dated June 28, 2012, between the Corporation and BBVA.

(b)         "Acquisition Closing" means the consummation of the acquisition of certain assets from BBVA pursuant to the Acquisition Agreement.

(c)          "Additional Shares" has the meaning set forth in Section 11(b).

(d)         "Affiliate" has the meaning set forth in Rule 144.

(e)          "Agent Members" has the meaning set forth in Section 21(a)(ii).

(f)          "Applicable Conversion Price" at any given time means the price equal to $1,000 divided by the Applicable Conversion Rate in effect at such time; provided, however, that the initial Applicable Conversion Price shall be $11.7675.

(g)         "Applicable Conversion Rate" means the Conversion Rate in effect at any given time.

(h)         "Base Price" has the meaning set forth in Section 12(a).

(i)           "Basel III" means the agreements reached by the Basel Committee on Banking Supervision in "Basel III:  A Global Regulatory Framework for More Resilient Banks and Banking Systems".

(j)           "Basel III NPR" means the notice of proposed rulemaking issued by the Office of the Comptroller of the Currency (OCC-2012-0008, RIN 1557-AD46), the Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation (RIN 3064-AD95), approved by the Board of Governors of the Federal Reserve System on June 7, 2012, that would revise capital requirements for U.S. banking organizations consistent with Basel III (as such proposed rule may be amended or revised upon issuance of a final rule or thereafter).

(k)         "BBVA" means Banco Bilbao Vizcaya Argentaria, S.A., a limited liability company (a “sociedad anónima” or S.A.) organized in Spain.

(l)           "Board of Directors" means the board of directors of the Corporation or any committee thereof duly authorized to act on behalf of such board of directors.

(m)       "Business Day" means any day that is not Saturday or Sunday and that, in New York City or in San Juan, Puerto Rico, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(n)         "Cash Settlement" has the meaning set forth in Section 9(f).

(o)         "Certificate of Designations" means this Certificate of Designations relating to the Series C Preferred Stock, as it may be amended from time to time.

(p)         "Certificate of Incorporation" means the Certificate of Incorporation of the Corporation, as amended.

(q)         "Certificated Security" has the meaning set forth in Section 21(a)(iii).

(r)           "Closing Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of this Certificate of Designations, all references herein to the "Closing Price" and "last reported sale price" of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (http://www.nyse.com) and as reported by Bloomberg Professional Service;

provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the New York Stock Exchange and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the New York Stock Exchange shall govern. If a Reorganization Event has occurred and (1) the Reference Property consists only of shares of common stock, the "Closing Price" shall be based on the closing price per share of such common stock; (2) the Reference Property consists only of cash, the "Closing Price" shall be the cash amount paid per share; and (3) the Reference Property consists of securities, cash and/or other property, the "Closing Price" shall be based on the sum, as applicable, of (x) the closing price of such common stock, (y) the cash amount paid per share and (z) the value (as determined by the Board of Directors from time to time) of any other securities or property paid to the holders of the Common Stock in connection with the Reorganization Event.

(s)          "Combination Settlement" has the meaning set forth in Section 9(f).

(t)           "Common Stock" means the Corporation’s common stock, par value $1.00 per share, provided that to the extent the Corporation is a party to a merger, consolidation or other transaction pursuant to which the Common Stock is converted or exchanged for other securities, “Common Stock” shall be deemed to refer to such other securities for all purposes hereof.

(u)         "Common Stock Certificate" has the meaning set forth in Section 21(b)

(v)         "Conversion Agent" shall mean the Transfer Agent acting in its capacity as conversion agent for the Series C Preferred Stock, and its successors or assigns.

(w)       "Conversion Date" has the meaning set forth in Section 9(e)(ii).

(x)         "Conversion Obligation" has the meaning set forth in Section 8.

(y)         "Conversion Rate" means for each share of Series C Preferred Stock, 84.9798 shares of Common Stock, subject to adjustment as set forth herein.

(z)          "Corporation" means Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico.

(aa)      "Current Market Price" means, on any date, the average of the daily Closing Prices per share of the Common Stock or other securities on each of the 10 consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution requiring such computation.

(bb)     "Daily Conversion Value" means, for each of the 40 consecutive Trading Days during the Observation Period, 2.5% of the product of (a) the Conversion Rate on such Trading Day and (b) the Daily VWAP on such Trading Day.

(cc)      "Daily Measurement Value" means the Specified Dollar Amount divided by 40.

(dd)    "Daily Settlement Amount," for each of the 40 consecutive Trading Days during the Observation Period, shall consist of:

                                                                 (i)                 cash in an amount equal to the lesser of (i) the Daily Measurement Value and (ii) the Daily Conversion Value on such Trading Day; and

                                                               (ii)                 if the Daily Conversion Value exceeds the Daily Measurement Value, a number of shares of Common Stock equal to (i) the difference between the Daily Conversion Value and the Daily Measurement Value, divided by (ii) the Daily VWAP for such Trading Day.

(ee)      "Daily VWAP" means, for each of the 40 consecutive Trading Days during the applicable Observation Period, the per share volume-weighted average price of the Common Stock on the New York Stock Exchange as displayed under the heading "Bloomberg VWAP" on Bloomberg page "OFG <equity> AQR" (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day determined by the Board of Directors in a commercially reasonable manner, using a volume-weighted average method). The "Daily VWAP" shall be determined without regard to afterhours trading or any other trading outside of the regular trading session trading hours.

(ff)       "Depositary" means DTC or its nominee or any successor depositary appointed by the Corporation.

(gg)     "Distributed Property" has the meaning set forth in Section 14(a)(iv).

(hh)     "Dividend Payment Date" has the meaning set forth in Section 4(b).

(ii)         "Dividend Period" has the meaning set forth in Section 4(b).

(jj)         "Dividend Threshold Amount" has the meaning set forth in Section 14(a)(v).

(kk)     "DTC" means The Depository Trust Company and its successors or assigns.

(ll)         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(mm) "Ex-Date," when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution.

(nn)     "Federal Reserve" means the Federal Reserve, the central bank of the United States.

(oo)     "Fundamental Change" shall be deemed to have occurred if the Corporation consolidates with or merges with or into any Person or conveys, transfers, sells or otherwise disposes of or leases all or substantially all of its property and assets to any Person, or any Person consolidates with or merges into or with the Corporation, in any such event pursuant to a transaction in which the Corporation's outstanding voting shares are changed into or exchanged for cash, securities or other property, other than any such transaction where the Corporation's outstanding voting shares are not changed or exchanged at all (except to the extent necessary to reflect a change in the Corporation's jurisdiction of formation); provided,  however that a Fundamental Change will not be deemed to have occurred if at least 90% of the consideration received by holders of the Common Stock in the transaction or transactions, excluding cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights, consists of shares of common stock or American Depositary Receipts in respect of common stock that are listed on any of the New York Stock

Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors) or will be so listed when issued or exchanged in connection with such transaction or transactions.

Additionally, if the Corporation elects to and does obtain shareholder approval to allow it to issue shares of Common Stock upon conversion in excess of the limitations set forth in Sections 312.03(c)(1) and (c)(2) of the NYSE Listed Company Manual, on and after the date on which the Corporation obtains shareholder approval, the occurrence of either of the events described in clause 1 and 2 of the definition of "Specified Corporate Events" shall no longer constitute a Specified Corporate Event and shall instead constitute a Fundamental Change.

(pp)     "Fundamental Change Conversion" has the meaning set forth in Section 11(a).

(qq)     "Fundamental Change Conversion Period" has the meaning set forth in Section 11(a).

(rr)        "Fundamental Change Effective Date" has the meaning set forth in Section 11(a).

(ss)       "Fundamental Change Stock Price" means the consideration paid per share of Common Stock in a Fundamental Change. If such consideration consists only of cash, the Fundamental Change Stock Price shall equal the amount of cash paid per share of Common Stock. Otherwise, the Fundamental Change Stock Price shall be the average of the Closing Prices per share of Common Stock on each of the 10 consecutive Trading Days up to, but not including, the Fundamental Change Effective Date.

(tt)        "Global Security" has the meaning set forth in Section 21(a)(i).

(uu)     "Holder" means the Person in whose name the shares of the Series C Preferred Stock are registered, which may be treated by the Corporation, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(vv)     "Initial Conversion Value" means $888.8889.

(ww) "Issue Date" means the date on which shares of the Series C Preferred Stock are first issued.

(xx)     "Junior Securities" has the meaning set forth in Section 2.

(yy)     "Mandatory Conversion Date" has the meaning set forth in Section 10(c).

(zz)      "Market Disruption Event" means (a) a failure by the Relevant Stock Exchange to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Relevant Stock Exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

(aaa)   "Notice of Mandatory Conversion" has the meaning set forth in Section 10(c).

(bbb) "Observation Period" with respect to any shares of Series C Preferred Stock surrendered for conversion means: (i) subject to clauses (ii) and (iii), the 40 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Conversion Date; (ii) if the relevant Conversion Date occurs on or after the date of the Corporation’s issuance of a Redemption Notice with respect to the Series C Preferred Stock pursuant to Section 7(b) and prior to the relevant Redemption Date, the 40 consecutive Trading Days beginning on, and including, the 42nd Scheduled Trading Day immediately preceding such Redemption Date; and (iii) if the shares are being converted pursuant to a Notice of Mandatory Conversion, the 40 consecutive Trading Day period beginning on, and including, the 42nd Scheduled Trading Day immediately preceding the Mandatory Conversion Date.

(ccc)   "Officer" means the President, the Chief Executive Officer, the Chief Operating Officer, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Corporation.

(ddd)      "Officer's Certificate" means a certificate of the Corporation, signed by any duly authorized Officer of the Corporation.

(eee)   "Optional Redemption" has the meaning set forth in Section 7(a).

(fff)    "Parity Securities" has the meaning set forth in Section 2.

(ggg) "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(hhh) "Physical Settlement" has the meaning set forth in Section 9(f).

(iii)       "QIB" has the meaning set forth in Section 21(c)(i).

(jjj)       "Record Date" has the meaning set forth in Section 4(b).

(kkk) "Redemption Conversion Value" means, with respect to any Redemption Date, the sum of the Daily Conversion Values for each Trading Day in the Observation Period that would apply to a conversion of Series C Preferred Stock on or after the Corporation’s issuance of the relevant Redemption Notice and prior to such Redemption Date.

(lll)       "Redemption Date" has the meaning set forth in Section 7(b).

(mmm) "Redemption Notice" has the meaning set forth in Section 7(b).

(nnn) "Redemption Price" has the meaning set forth in Section 7(a).

(ooo) "Reference Price" means the price per share of Common Stock in connection with a Fundamental Change. If the holders of shares of Common Stock receive only cash in connection with the Fundamental Change described in the first paragraph of the definition thereof, the Reference Price shall be the cash amount paid per share. Otherwise the Reference Price shall be the average of the Closing Price per share of Common Stock on each of the 10 consecutive Trading Days up to, but not including, the effective date of the Fundamental Change.

(ppp) "Reference Property" has the meaning set forth in Section 15(a).

(qqq) "Registrar" shall mean the Transfer Agent acting in its capacity as registrar for the Series C Preferred Stock, and its successors or assigns or any other registrar duly appointed by the Corporation.

(rrr)      "Regulation S" means Regulation S promulgated under the Securities Act.

(sss)    "Regulatory Change" means (i) any amendment to, or change in, the laws or regulations of the United States or any political subdivision of or in the United States that is enacted or adopted after the initial issuance of any share of the Series C Preferred Stock; or (ii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations that is announced after the initial issuance of any share of the Series C Preferred Stock, in the case of either clause (i) or clause (ii) above, in connection with or otherwise resulting from the adoption of the Basel III NPR, or otherwise in connection with the implementation by applicable U.S. bank regulatory authorities of the Basel III capital accord.

(ttt)        "Relevant Stock Exchange" means The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Stock is then listed or admitted for trading.

(uuu) "Reorganization Event" has the meaning set forth in Section 15(a).

(vvv)   "Resale Restriction Termination Date" has the meaning set forth in Section 21(c)(vi).

(www) "Rule 144" means Rule 144 under the Securities Act.

(xxx) "Rule 144A"  means Rule 144A under the Securities Act.

(yyy) "Scheduled Trading Day" means a day that is scheduled to be a trading day on the Relevant Stock Exchange. If the Common Stock is not so listed or admitted for trading, "Scheduled Trading Day" means a Business Day.

(zzz)   "SEC" means the United States Securities and Exchange Commission.

(aaaa)     "Securities" means any security issued, authenticated and delivered under this Certificate of Designations, including any Global Security.

(bbbb)   "Securities Act" means the Securities Act of 1933, as amended.

(cccc)     "Series A Preferred Stock" means the Corporation’s 7.125% Non-Cumulative Monthly Income Preferred Stock, Series A.

(dddd) "Series B Preferred Stock" means the Corporation's 7.0% Non-Cumulative Monthly Income Preferred Stock, Series B.

(eeee)     "Series C Preferred Stock" has the meaning set forth in Section 1.

(ffff) "Settlement Amount" has the meaning set forth in Section 9(f)(v).

(gggg)   "Settlement Method" means, with respect to any conversion of Series C Preferred Stock, Physical Settlement, Cash Settlement or Combination Settlement, as elected (or deemed to have been elected) by the Corporation.

(hhhh)   "Settlement Notice" means, with respect to any Conversion Date, a notice from the Corporation of the Settlement Method and, if applicable, the Specified Dollar Amount that will apply to conversions on such Conversion Date, delivered in accordance with Section 9(f)(iii).

(iiii)     "Specified Corporate Event" shall mean any of the following events:

(1)               the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the voting shares of the Corporation; or

(2)        the Common Stock ceases to be listed on any of the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors).

Notwithstanding the foregoing, on and after the date on which the Corporation receives shareholder approval to allow it to issue shares upon conversion in excess of the limitations set forth in Sections 312.03(c)(1) and (c)(2) of the NYSE Listed Company Manual, the occurrence of either of the events described in clauses 1 and 2 above shall no longer constitute a Specified Corporate Event and shall instead constitute a Fundamental Change.

(jjjj)     "Specified Dollar Amount" means the maximum cash amount per share of Series C Preferred Stock to be received upon conversion as specified or deemed specified in the Settlement Notice related to any converted shares of Series C Preferred Stock.

(kkkk)   "Tier 1 Capital" means Tier 1 Capital (or its equivalent) for purposes of the capital adequacy guidelines of Federal Reserve Regulation Y, 12 CFR 225 (or, as and if applicable, the capital adequacy guidelines or regulations of any successor appropriate federal banking agency).

(llll)     "Trading Day" means (i) except for purposes of determining Settlement Amounts due upon conversion, a day on which trading in the Common Stock generally occurs on the Relevant Stock Exchange; provided  that if the Common Stock is not so listed or traded, “Trading Day” means a Business Day, and (ii) for purposes of determining Settlement Amounts due upon conversion only, a day on which (x) there is no Market Disruption Event and (y) trading in the Common Stock generally occurs on the Relevant Stock Exchange; provided that if the Common Stock is not listed or admitted for trading on any securities exchange or other market, "Trading Day" means a Business Day.

(mmmm)                   "Transfer Agent" means American Stock Transfer & Trust Company, LLC acting as Transfer Agent, Registrar, paying agent and Conversion Agent for the Series C Preferred Stock, and its successors or assigns, including any successor transfer agent appointed by the Corporation.

(nnnn)   "Unit of Reference Property" has the meaning set forth in Section 15(a).

(oooo)   "Unrestricted Stock CUSIP" has the meaning set forth in Section 21(b)(ii).

(pppp)     "Valuation Period" has the meaning set forth in Section 14(a)(iv).

Section 4.          Dividends.

(a)          From and after the Issue Date, Holders shall be entitled to receive, when, as and if authorized and declared by the Board of Directors, out of legally available funds, on a non-cumulative basis, cash dividend's in the amount determined as set forth in Section 4(c), and no more.

(b)         Subject to Section 4(a), dividends shall be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (each, a "Dividend Payment Date") commencing on October 15, 2012. Each dividend will be payable to Holders of record as they appear in the stock register of the Corporation at the close of business on the first day of the month, whether or not a Business Day, in which the relevant Dividend Payment Date occurs (each, a "Record Date"). Each period from and including a Dividend Payment Date (or the date of the issuance of the Series C Preferred Stock) to but excluding the following Dividend Payment Date is herein referred to as a "Dividend Period."

(c)          Dividends, if, when and as authorized and declared by the Board of Directors, will be payable, for each outstanding share of Series C Preferred Stock, at an annual rate of 8.750% on the $1,000 per share liquidation preference, subject to increase as provided in Section 13(a)(ii) and Section 19. Dividends payable for a Dividend Period will be computed on the basis of a 360-day year of twelve 30-day months. If a scheduled Dividend Payment Date falls on a day that is not a Business Day, the dividend will be paid on the next Business Day as if it were paid on the scheduled Dividend Payment Date, and no interest or other amount will accrue on the dividend so payable for the period from and after that Dividend Payment Date to the date the dividend is paid. No interest or sum of money in lieu of interest will be paid on any dividend payment on shares of Series C Preferred Stock paid later than the scheduled Dividend Payment Date.

(d)         Dividends on the Series C Preferred Stock are non-cumulative. If the Board of Directors does not authorize and declare a dividend on the Series C Preferred Stock or if the Board of Directors authorizes and declares less than a full dividend in respect of any Dividend Period, the Holders will have no right to receive any dividend or a full dividend, as the case may be, for the Dividend Period, and the Corporation will have no obligation to pay a dividend or to pay full dividends for that Dividend Period, whether or not dividends are authorized, declared and paid for any future Dividend Period with respect to the Series C Preferred Stock or the Common Stock or any other class or series of the Corporation's preferred stock.

(e)          So long as any share of Series C Preferred Stock remains outstanding, (1) no dividend shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) and (2) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (a) as a result of a reclassification of Junior Securities for or into other Junior Securities, (b) repurchases, redemptions or acquisitions in connection with any employment contract, benefit plan or similar arrangements with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or shareholder stock purchase plan providing for the purchase of Junior Securities by shareholders of the Corporation from the Corporation, (c) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Securities and (d) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of Junior Securities), unless, in each case, the full dividends for the most recent Dividend Payment Date on all outstanding shares of Series C Preferred Stock and Parity Securities have been paid or declared and a sum sufficient for the payment thereof has been set aside.

Subject to the succeeding sentence, for so long as any shares of Series C Preferred Stock remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period unless full dividends on all outstanding shares of Series C Preferred Stock for the then-current Dividend Period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series C Preferred Stock.  To the extent the Corporation declares dividends for the then-current Dividend Period on the Series C Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Corporation shall allocate the dividend payments on a pro rata basis among the Holders of the shares of Series C Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation shall allocate those payments so that the respective amounts of those payments for the then-current Dividend Period bear the same ratio to each other as all accrued and unpaid dividends per share on the Series C Preferred Stock and all Parity Securities bear to each other.

The Corporation is not obligated to pay Holders of the Series C Preferred Stock any dividend in excess of the dividends on the Series C Preferred Stock that are payable as described herein. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any Junior Securities from time to time out of any assets legally available therefor, and the shares of Series C Preferred Stock shall not be entitled to participate in any such dividend.

Notwithstanding the foregoing, if there occurs a Regulatory Change applicable to the Corporation that would, in the good faith determination of the Corporation, cause more than an insubstantial risk that the Corporation will not be entitled to treat the full liquidation value of the shares of Series C Preferred Stock then outstanding as Tier 1 Capital due to the provisions described in this paragraph (e), then such provisions shall not be applicable if as a result of such modification the Series C Preferred Stock would then qualify as Tier 1 Capital upon the closing of the Acquisition and thereafter.  For the avoidance of doubt, provisions in this paragraph (e) shall be retained and reinstated (if applicable) to the maximum extent allowable under applicable regulatory guidelines that permit the Series C Preferred Stock to qualify as Tier 1 Capital.   For so long as the Series C Preferred Stock is outstanding, the Corporation shall not establish any series of preferred stock, or issue any shares of preferred stock, with dividends payable on a cumulative basis.

Following the modification of any provisions described in this paragraph (e) as a result of a Regulatory Change applicable to the Corporation, the Corporation shall mail or electronically transmit to the Holders a notice briefly describing such modification. Any failure of the Corporation to mail or electronically transmit such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such modification.

(f)          Payments of cash for dividends will be delivered to the Holder or, in the case of global certificates, through a book-entry transfer through DTC or any successor Depositary.

(g)         If a Conversion Date on which a Holder elects to convert Series C Preferred Stock or the Mandatory Conversion Date is on or prior to the Record Date for any declared cash dividend for the Dividend Period, such Holder will not have the right to receive any declared cash dividends for that Dividend Period. If a Conversion Date on which a Holder elects to convert Series C Preferred Stock or the Mandatory Conversion

Date is after the Record Date for any declared dividend and prior to the corresponding Dividend Payment Date, such Holder shall receive that cash dividend on the relevant Dividend Payment Date if such Holder was the Holder of record on the Record Date for that dividend. Notwithstanding the preceding sentence, whether or not such Holder was the Holder of record on the Record Date, if such Holder elects to convert Series C Preferred Stock after the Record Date for any declared dividend and prior to the corresponding Dividend Payment Date, such Holder must pay to the Conversion Agent upon conversion of the shares of Series C Preferred Stock an amount in cash equal to the full dividend to be paid on such Dividend Payment Date on the shares being converted, unless the shares of Series C Preferred Stock are converted pursuant to Section 10, Section 11, Section 12 or Section 13 or following the provision by the Corporation of a Redemption Notice pursuant to Section 7.

Section 5.          Liquidation.

(a)          In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled (subject to Section 2) to receive liquidating distributions in the amount of $1,000 per share of Series C Preferred Stock, plus an amount equal to any accrued and unpaid dividends, whether or not declared, for the Dividend Period during which the liquidation, dissolution or winding up occurs to and including the date of such liquidation, out of assets legally available for distribution to the Corporation's shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidating distributions, the Holders will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.

(b)         In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)          The Corporation's consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation's property or business will not constitute its liquidation, dissolution or winding-up.

Maturity

. The Series C Preferred Stock shall be perpetual unless converted or redeemed in accordance with this Certificate of Designations.

Optional Redemption

. Except as set forth below, the Series C Preferred Stock is not redeemable either at the Corporation's option or at the option of Holders at any time.

(a)          If the Acquisition Agreement terminates without the Acquisition Closing occurring, the Corporation may, subject to prior approval of the Federal Reserve if required under 12 CFR Section 225.4, redeem (an "Optional Redemption") all, but not less than all, of the outstanding shares of Series C Preferred Stock for cash pursuant to a Redemption Notice provided (i) on or prior to July 28, 2013 if the Acquisition Agreement terminates without the Acquisition Closing occurring on or prior to June 28, 2013, or (ii) on or prior to the third Business Day after September 30, 2013, if the last day for consummation of the Acquisition has been extended in accordance with the Acquisition Agreement, at a redemption price (the "Redemption Price")

for each share of Series C Preferred Stock to be redeemed equal to the sum of (i) $1,010, (ii) accrued and unpaid dividends for the Dividend Period in which the Optional Redemption occurs (whether or not declared) and (iii) 85% of the excess, if any, of the Redemption Conversion Value over the Initial Conversion Value. The Series C Preferred Stock shall not be redeemable at the Corporation’s option under any other circumstances.

(b)         In case the Corporation exercises its Optional Redemption right to redeem the Series C Preferred Stock pursuant to Section 7(a), it shall fix a date, which must be a Business Day, for redemption (a "Redemption Date"), and it shall provide or cause to be provided by first-class mail, postage prepaid, to the Holders as they appear in the records of the Corporation and to the Conversion Agent a notice of such Optional Redemption (a "Redemption Notice") and issue a press release for publication and make this information available on its website, if any, not less than 45 nor more than 60 Scheduled Trading Days prior to the Redemption Date.

(c)          The Redemption Notice shall be conclusively presumed to have been duly given, whether or not the Holder of any share of Series C Preferred Stock receives such notice.  In any case, failure to give such Redemption Notice or any defect in the Redemption Notice to the Holder of any share of Series C Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other share of Series C Preferred Stock.

(d)         Each Redemption Notice shall be irrevocable and shall specify:

                                                                 (i)                 the Redemption Date;

                                                               (ii)                 the manner of calculation of the Redemption Price;

                                                             (iii)                 that on the Redemption Date, the Redemption Price will become due and payable with respect to each such share of Series C Preferred Stock;

                                                             (iv)                 the place or places where such shares of Series C Preferred Stock are to be surrendered for payment of the Redemption Price;

                                                               (v)                 that Holders of Series C Preferred Stock may surrender their shares of Series C Preferred Stock for conversion at any time prior to the close of business on the Business Day immediately preceding the Redemption Date;

                                                             (vi)                 the procedures a converting Holder of Series C Preferred Stock must follow to convert its Series C Preferred Stock and the Settlement Method and Specified Dollar Amount, if applicable;

                                                           (vii)                 the Applicable Conversion Rate; and

                                                         (viii)                 the CUSIP, ISIN or other similar numbers, if any, assigned to such Series C Preferred Stock.

(e)          If a Notice of Redemption has been duly given as provided in this Section 7 and if on or before the Redemption Date all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares of Series C Preferred Stock called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share of Series C Preferred Stock so called for redemption has not been surrendered for cancellation, on and after the Redemption Date, unless the Corporation defaults in the payment of the Redemption Price, in which case such rights shall continue until the Redemption Price is paid and subject in such case to the right of the Holder to convert its Series C Preferred Stock, all shares of Series C Preferred Stock so called for redemption shall no longer be deemed outstanding on the Redemption Date, and all rights with respect to such shares shall forthwith on such Redemption Date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest.  Any funds unclaimed at the end of two years from the Redemption Date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the Redemption Price of such shares.  Shares of outstanding Series C Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation or converted into Common Stock of the Corporation shall be cancelled and shall revert to authorized but unissued shares of the Corporation’s preferred stock undesignated as to series.

Right to Convert

. Subject to the provisions of Section 9(e)(ii), each Holder shall have the right, at such Holder's option, to convert all or any portion of such Holder's Series C Preferred Stock into shares of Common Stock at the Applicable Conversion Rate per share of Series C Preferred Stock plus cash in lieu of fractional shares (subject to the settlement provisions of Section 9(f) (the "Conversion Obligation"); provided, however, that the Corporation shall have the right to elect to deliver cash or a combination of cash and shares of Common Stock in lieu of shares of Common Stock in accordance with the provisions of Section 9(f).

Section 9.          Conversion Procedures.

(a)          Effective immediately prior to the close of business on the Mandatory Conversion Date or any applicable Conversion Date, dividends shall no longer be authorized and declared on any converted shares of Series C Preferred Stock and such shares of Series C Preferred Stock shall cease to be outstanding, in each case, subject to the right of Holders to receive any authorized, declared and unpaid dividends on such shares to the extent provided in Section 4(g) and any other payments to which they are otherwise entitled pursuant to this Certificate of Designations.

(b)         No allowance or adjustment, except pursuant to Section 14, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date or any applicable Conversion Date. Prior to the close of business on the Mandatory Conversion Date or any applicable Conversion Date, shares of Common Stock issuable upon conversion of, or other securities issuable upon conversion of, any shares of Series C Preferred Stock shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding shares of Series C Preferred Stock.

(c)          Shares of Series C Preferred Stock duly converted in accordance with this Certificate of Designations will be cancelled and revert to authorized but unissued shares of preferred stock of the Corporation undesignated as to series. The Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock, provided that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series C Preferred Stock below the number of shares of Series C Preferred Stock then outstanding.

(d)         The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the relevant Conversion Date (if the Corporation elects to satisfy the related Conversion Obligation by Physical Settlement) or the last Trading Day of the relevant Observation Period (if the Corporation elects to satisfy the related Conversion Obligation by Combination Settlement), as the case may be. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation or, in the case of global certificates or uncertificated shares, through book-entry transfer through the Depositary.

(e)          Conversion will occur on the Mandatory Conversion Date or any applicable Conversion Date as follows:

                                                                 (i)                 On the Mandatory Conversion Date (or, if any Scheduled Trading Day during the 42 Scheduled Trading Day period beginning on and including the 42nd Scheduled Trading Day prior to the Mandatory Conversion Date is not a Trading Day, on the third Business Day immediately following the last Trading Day of the Observation Period), shares of Common Stock (and/or cash at the Corporation's election pursuant to Section 9(f)) shall be issued to Holders or their designee upon presentation and surrender of the certificate evidencing the Series C Preferred Stock to the Conversion Agent, if shares of the Series C Preferred Stock are held in certificated form, and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes. If a Holder's interest is a beneficial interest in a global certificate representing Series C Preferred Stock, a book-entry transfer through the Depositary will be made by the Conversion Agent upon compliance with the Depositary's procedures for converting a beneficial interest in a global security.

                                                               (ii)                 On the date of any conversion at the option of a Holder pursuant to Section 8, Section 11, Section 12 or Section 13, if a Holder's interest is in certificated form, a Holder must do each of the following in order to convert:

(A)    complete and manually sign the conversion notice substantially in the form set forth in Exhibit B or in such other form provided by the Conversion Agent, or a facsimile of the conversion notice, and deliver this irrevocable notice to the Conversion Agent;

(B)    surrender the shares of Series C Preferred Stock to the Conversion Agent;

(C)    if required, furnish appropriate endorsements and transfer documents;

(D)    if required, pay all transfer or similar taxes; and

(E)     if required, pay funds equal to any authorized, declared and unpaid dividend payable on the next Dividend Payment Date to which such Holder is entitled.

If a Holder's interest is a beneficial interest in a global certificate representing Series C Preferred Stock, in order to convert, such Holder must comply with paragraphs (C) through (E) of this clause (ii) and comply with the Depositary's procedures for converting a beneficial interest in a global security. The date on which a Holder complies with the procedures in this clause (ii) is the "Conversion Date."

(f)          Subject to this Section 9(f), Section 10(c), Section 11(f), Section 12(c) and Section 15, upon conversion of any shares of Series C Preferred Stock, the Corporation shall pay or deliver, as the case may be, to the converting Holder of the Series C Preferred Stock, in respect of each share of Series C Preferred Stock, shares of Common Stock, together with cash, if applicable, in lieu of any fractional share of Common Stock in accordance with Section 17 ("Physical Settlement"), cash ("Cash Settlement"), or a combination of cash and shares of Common Stock, together with cash, if applicable, in lieu of any fractional share of Common Stock in accordance with Section 17 ("Combination Settlement"), at the Corporation’s election, as set forth in this Section 9(f); provided, however, that the Corporation's ability to elect Cash Settlement or Combination Settlement shall be subject to the Corporation first obtaining all applicable regulatory approvals.

                                                                 (i)                 All conversions occurring after the Corporation’s issuance of a Redemption Notice with respect to the Series C Preferred Stock and prior to the related Redemption Date shall be settled using the same Settlement Method.

                                                               (ii)                 Except for any conversions that occur after the Corporation's issuance of a Redemption Notice with respect to the Series C Preferred Stock but prior to the related Redemption Date, the Corporation shall use the same Settlement Method for all conversions occurring on the same Conversion Date, but the Corporation shall not have any obligation to use the same Settlement Method with respect to conversions that occur on different Conversion Dates.

                                                             (iii)                 Subject to the immediately succeeding sentence, if, in respect of any Conversion Date, the Corporation elects a Settlement Method in respect of such Conversion Date, the Corporation shall deliver the relevant Settlement Notice to converting Holders of Series C Preferred Stock no later than the close of business on the Trading Day immediately following the relevant Conversion Date. In the case of any conversions occurring on or after the date of issuance of a Redemption Notice with respect to the Series C Preferred Stock and prior to the related Redemption Date, if the Corporation elects a Settlement Method, the Corporation shall notify Holders of the Series C Preferred Stock of the relevant Settlement Method in such Redemption Notice. If the Corporation does not elect a Settlement Method prior to the relevant deadline set forth in the two immediately preceding sentences, the Corporation shall no longer have the right to elect Cash Settlement or Combination Settlement, and the Corporation shall be deemed to have elected Physical Settlement. The Settlement Notice shall specify the relevant Settlement Method and, in the case of an election of Combination Settlement, the relevant Settlement Notice shall indicate the Specified Dollar Amount. If the Corporation elects Combination Settlement, but does not timely notify converting Holders of the Specified Dollar Amount, such Specified Dollar Amount shall be deemed to be $1,000.

                                                             (iv)                 The Corporation shall pay or deliver, as the case may be, the consideration due (including any cash in lieu of fractional shares) in respect of the Conversion Obligation on the third Business Day immediately following the relevant Conversion Date, if the Corporation elects (or is deemed to have elected) Physical Settlement, or on the third Business Day immediately following the last Trading Day of the relevant Observation Period, in the case of any other Settlement Method (subject to the provisions of Section 10(c), Section 11(f), Section 12(c) and Section 15). If any shares of Common Stock are due to converting Holders of Series C Preferred Stock, the Corporation shall issue or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depositary for the full number of shares of Common Stock to which such Holder shall be entitled in satisfaction of the Corporation's Conversion Obligation.

                                                               (v)                   The cash, shares of Common Stock or combination of cash and shares of Common Stock in respect of any conversion of shares of Series C Preferred Stock (the "Settlement Amount") shall be computed by the Corporation as follows:

(A)    if the Corporation elects (or is deemed to have elected) to satisfy its Conversion Obligation in respect of such conversion by Physical Settlement, the Corporation shall deliver to the converting Holder a number of shares of Common Stock equal to the product of the number of shares of Class C Preferred Stock to be converted and the Conversion Rate in effect on the Conversion Date;

(B)    if the Corporation elects to satisfy its Conversion Obligation in respect of such conversion by Cash Settlement, the Corporation shall pay to the converting Holder in respect of each share of Series C Preferred Stock being converted cash in an amount equal to the sum of the Daily Conversion Values for each of the 40 consecutive Trading Days during the relevant Observation Period; and

(C)    if the Corporation elects to satisfy its Conversion Obligation in respect of such conversion by Combination Settlement, the Corporation shall pay or deliver, as the case may be, to the converting Holder, in respect of each share of Series C Preferred Stock being converted, a Settlement Amount equal to the sum of the Daily Settlement Amounts for each of the 40 consecutive Trading Days during the relevant Observation Period.

                                                             (vi)                 The Daily Settlement Amounts (if applicable) and the Daily Conversion Values (if applicable) shall be determined by the Corporation promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of any fractional share, the Corporation shall notify the Conversion Agent of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash, if any payable in lieu of fractional shares of Common Stock. The Conversion Agent  shall have no responsibility for any such determination.

Section 10.      Mandatory Conversion at the Corporation's Option.

(a)          On or after July 15, 2017, the Corporation shall have the right, at its option, at any time or from time to time, to cause some or all of the Series C Preferred Stock to be converted into shares of Common Stock (subject to Section 9(f)) at the then Applicable Conversion Rate if, for 20 Trading Days within any period of 30 consecutive Trading Days ending on the Trading Day preceding the date on which the Corporation delivers a Notice of Mandatory Conversion, the Closing Price of the Common Stock exceeds 130% of the then Applicable Conversion Price of the Series C Preferred Stock.

(b)         If the Corporation elects to cause less than all of the shares of Series C Preferred Stock to be converted under Section 10(a), the Conversion Agent shall select the Series C Preferred Stock to be converted by lot, on a pro rata basis or by another method the Conversion Agent considers fair and appropriate, including any method required by DTC or any successor Depositary. If the Conversion Agent selects a portion of a Holder's Series C Preferred Stock for partial mandatory conversion and such Holder converts a portion of its shares of Series C Preferred Stock, the converted portion will be deemed to be from the portion selected for mandatory conversion under this Section 10.

(c)          In order to exercise the mandatory conversion right described in this Section 10, the Corporation shall provide notice of such conversion by first-class mail, postage prepaid, to the Holders as they appear in the records of the Corporation (such notice, a "Notice of Mandatory Conversion") and issue a press release for publication and make this information available on its website, if any. The Conversion Date shall be a date selected by the Corporation (the "Mandatory Conversion Date") and shall be no more than 60 and not less than 45 Scheduled Trading Days after the date on which the Corporation provides such Notice of Mandatory Conversion or issues such press release. In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion and press release shall state, as appropriate:

                                                                 (i)                 the Mandatory Conversion Date;

                                                               (ii)                 the number of shares of Common Stock to be issued upon conversion of each share of Series C Preferred Stock or, if applicable, the Settlement Method and the Specified Dollar Amount, if applicable; and

                                                             (iii)                 the number of shares of Series C Preferred Stock to be converted.

Section 11.      Adjustment to Conversion Rate Upon a Fundamental Change.

(a)          Unless the Conversion Rate has already been adjusted as a result of the occurrence of a Specified Corporate Event pursuant to Section 13, in the event of a Fundamental Change, and to the extent a Holder converts its shares of Series C Preferred Stock (a "Fundamental Change Conversion") during the period (the "Fundamental Change Conversion Period") beginning on the effective date of the Fundamental Change (the "Fundamental Change Effective Date") and ending on the date that is 30 days after the Fundamental Change Effective Date, the Corporation shall increase the Conversion Rate by a number of Additional Shares as set forth in Section 11(b).

(b)         The number of "Additional Shares" shall be determined for the Series C Preferred Stock by reference to the table below for the applicable Fundamental Change Effective Date and the applicable Fundamental Change Stock Price:

	Fundamental Change Stock Price
Fundamental Change Effective Date	$10.46	$11.00	$11.77	$13.25	$15.30	$17.50	$22.50	$27.50	$32.50	$37.50
July 3, 2012	10.6225	10.6225	10.6225	10.6164	7.4543	5.1495	2.1276	0.6840	0.0534	0.0019
July 15, 2013	10.6225	10.6225	10.6225	9.8135	6.8030	4.6634	1.9116	0.6014	0.0382	0.0013
July 15, 2014	10.6225	10.6225	10.6225	8.7811	5.9300	3.9983	1.6162	0.4910	0.0201	0.0006
July 15, 2015	10.6225	10.6225	10.6225	7.4634	4.7481	3.0776	1.2156	0.3489	0.0002	0.0000
July 15, 2016	10.6225	10.6225	9.2752	5.7676	3.0871	1.7777	0.6919	0.1931	0.0000	0.0000
July 15, 2017, and after	10.6225	10.6225	8.4476	3.9448	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

                                                                 (i)                 If the exact Fundamental Change Stock Price or Fundamental Change Effective Date is not set forth on the table:

(A)    if the Fundamental Change Stock Price is between two Fundamental Change Stock Price amounts on the table or the Fundamental Change Effective Dates are between two dates on the table, the number of Fundamental Change Shares will be determined by straight-line interpolation between the number of Fundamental Change Shares set forth for the higher and lower Fundamental Change Stock Price amounts and the two Fundamental Change Effective Dates, as applicable, based on a 365-day year;

(B)    if the Fundamental Change Stock Price is in excess of $37.50 per share (subject to adjustment pursuant to clause (ii) below), no Additional Shares will be added to the Conversion Rate; and

(C)    if the Fundamental Change Stock Price is less than $10.46 per share (subject to adjustment pursuant to clause (ii) below), no Additional Shares will be added to the Conversion Rate.

                                                               (ii)                 Fundamental Change Stock Prices set forth in the table above shall be adjusted as of any date the Conversion Rate is adjusted pursuant to Section 14. The adjusted Fundamental Change Stock Prices shall equal the Fundamental Change Prices applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Fundamental Change Stock Prices adjustment and the denominator of which is the Conversion Rate as so adjusted. Each of the number of Additional Shares in the table shall also be subject to adjustment in the same manner as the Conversion Rate pursuant to Section 14.

(c)          The Corporation shall send a written notice of the anticipated Fundamental Change Effective Date, by first-class mail, postage prepaid, to the Holders as they appear in the records of the Corporation and issue a press release for publication and make this information available on its website, if any, as soon as practicable after the Corporation first determines the anticipated Fundamental Change Effective Date.  The Corporation shall use commercially reasonable efforts to make such determination in time to deliver such notice no later than 45 Scheduled Trading Days in advance of such anticipated Fundamental Change Effective Date, and will update the notice promptly if the anticipated Fundamental Change Effective Date subsequently changes.  Such notice shall specify the anticipated Fundamental Change Effective Date and the anticipated date by which each Holder's Fundamental Change conversion option must be exercised. In addition, if the Reference Price in connection with the Fundamental Change is above the Applicable Conversion Price (after giving effect to any Additional Shares described in this Section 11) on the Fundamental Change Effective

Date, another written notice shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holders as they appear in the records of the Corporation and issue a press release for publication and make this information available on its website, if any. Such notice shall contain:

                                                                 (i)                 a statement to the effect that the Fundamental Change has been effected;

                                                               (ii)                 the date, which shall be 30 days after the Fundamental Change Effective Date, by which the Fundamental Change conversion right must be exercised;

                                                             (iii)                 the Conversion Rate and the number of Additional Shares that have been added to the Conversion Rate; and

                                                             (iv)                 the instructions a Holder must follow to exercise its conversion right in connection with such Fundamental Change.

(d)         To exercise a Fundamental Change Conversion right, a Holder must, no later than 5:00 p.m., New York City time, on the date by which the Fundamental Change Conversion option must be exercised, comply with the procedures set forth in Section 9(e)(ii).

(e)          If a Holder does not elect to exercise the Fundamental Change Conversion option pursuant to this Section 11, the shares of Series C Preferred Stock or successor securities held by it shall remain outstanding but the Conversion Rate shall not be increased by the Additional Shares following the Fundamental Change Conversion Period.

(f)          Upon a Fundamental Change Conversion, the Conversion Agent shall, except as otherwise provided in the instructions provided by the Holder thereof in the written notice provided to the Corporation or its successor as set forth in Section 9(d), deliver to the Holder such cash, securities or other property as are issuable with respect to the shares of Series C Preferred Stock so converted. Notwithstanding the foregoing, if the Fundamental Change consists of a Fundamental Change described in the first paragraph of the definition thereof and the Reference Property is composed entirely of cash, for any conversion of Series C Preferred Stock following the Fundamental Change Effective Date, the Conversion Obligation shall be calculated based solely on the Fundamental Change Stock Price for the transaction and shall be deemed to be an amount of cash per converted share of Series C Preferred Stock equal to the Conversion Rate (including any adjustment for Additional Shares), multiplied by such Fundamental Change Stock Price. In such event, the Conversion Obligation shall be determined and paid to converting Holders of shares of Series C Preferred Stock in cash on the third Business Day following the relevant Conversion Date.

(g)         In the event that a Fundamental Change Conversion is effected with respect to shares of Series C Preferred Stock or successor securities representing less than all the shares of Series C Preferred Stock or successor securities held by a Holder, upon such Fundamental Change Conversion, the Corporation or its successor shall execute and the Conversion Agent shall, unless otherwise instructed in writing, countersign and deliver to the Holder thereof, at the expense of the Corporation or its successors, a certificate evidencing the shares of Series C Preferred Stock or such successor securities held by the Holder as to which a Fundamental Change Conversion was not effected.

Section 12.      Conversion upon Fundamental Change Where the Reference Price is Below the Applicable Conversion Price.

(a)          If the Reference Price in connection with a Fundamental Change is less than the Applicable Conversion Price (after giving effect to any Additional Shares described in Section 11), a Holder may convert each share of Series C Preferred Stock during the period beginning on the Fundamental Change Effective Date and ending on the date that is 30 days after the Fundamental Change Effective Date at an adjusted Applicable Conversion Price equal to the greater of (1) the Reference Price and (2) $5.23, subject to adjustment as described in Section 12(b) (the "Base Price").

(b)         The Base Price shall be adjusted as of any date the Conversion Rate of the Series C Preferred Stock is adjusted pursuant to Section 14. The adjusted Base Price shall equal the Base Price applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Conversion Rate adjustment and the denominator of which is the Conversion Rate as so adjusted.  If the Reference Price is less than the Base Price, Holders shall receive a maximum of 191.2046 shares of Common Stock per share of Series C Preferred Stock, subject to adjustment.

(c)          Notwithstanding anything to the contrary in Section 9(f), the Corporation shall be deemed to have elected Physical Settlement in connection with conversions pursuant to this Section 12; provided, however, that, in lieu of issuing Common Stock or Reference Property upon conversion in the event of a Fundamental Change, the Corporation may at its option, and if it obtains any necessary regulatory approval, pay an amount in cash (computed to the nearest cent) equal to the Reference Price for each share of Common Stock otherwise issuable upon conversion.

(d)         If the Reference Price in connection with a Fundamental Change is less than the Applicable Conversion Price (after giving effect to any Additional Shares described in Section 11), on the Fundamental Change Effective Date, a written notice shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holders as they appear in the records of the Corporation and issue a press release for publication and make this information available on its website, if any. Such notice shall contain:

                                                                 (i)                 a statement to the effect that the Fundamental Change has been effected;

                                                               (ii)                 the date, which shall be 30 days after the Fundamental Change Effective Date, by which the Fundamental Change conversion right must be exercised;

                                                             (iii)                 the adjusted Applicable Conversion Price following the Fundamental Change Effective Date; and

                                                             (iv)                 the instructions a Holder must follow to exercise its conversion right in connection with such Fundamental Change.

(e)          To exercise its conversion right upon a Fundamental Change, a Holder must, no later than 5:00 p.m., New York City time, on the date by which the conversion option upon the Fundamental Change must be exercised, comply with the procedures set forth in Section 9(e)(ii).

(f)          If a Holder does not elect to exercise its conversion right upon a Fundamental Change pursuant to this Section 12, the shares of Series C Preferred Stock or successor securities held by it will remain outstanding but shall not be eligible for conversion at the Base Price in accordance with the provisions of this Section 12 following the date that is 30 days after the Fundamental Change Effective Date.

(g)         Upon a conversion upon a Fundamental Change pursuant to this Section 12, the Conversion Agent shall, except as otherwise provided in the instructions provided by the Holder thereof in the written notice provided to the Corporation or its successor as set forth in Section 9(d), deliver to the Holder such cash, securities or other property as are issuable with respect to the shares of Series C Preferred Stock so converted.

(h)         In the event that a conversion upon a Fundamental Change is effected with respect to shares of Series C Preferred Stock or successor securities representing less than all the shares of Series C Preferred Stock or successor securities held by a Holder, upon such conversion the Corporation or its successor shall execute and the Conversion Agent shall, unless otherwise instructed in writing, countersign and deliver to the Holder thereof, at the expense of the Corporation, a certificate evidencing the shares of Series C Preferred Stock or such successor securities held by the Holder as to which a conversion upon a Fundamental Change was not effected.

Section 13.      Adjustments Upon Specified Corporate Events

(a)              Upon the occurrence of a Specified Corporate Event:

                                                                 (i)                 Regardless of a Holder's conversion decision with respect to its Series C Preferred Stock, and in addition to any increase in the per annum dividend rate for the Series C Preferred Stock provided for in Section 13(a)(ii) below, the Corporation shall increase the Conversion Rate for the Series C Preferred Stock by a number of Additional Shares determined by reference to the table set forth in Section 11(b) above, based on the date on which the Specified Corporate Event becomes effective (as if such date were a Fundamental Change Effective Date for purposes of determining the number of Additional Shares for purposes of this Section 13) and the average of the Closing Prices per share of the Common Stock on each of the 10 consecutive Trading Days ending on the Trading Day immediately preceding the effective date (as if such price were the Fundamental Change Stock Price for purposes of determining the number of Additional Share pursuant to this Section 13); provided, however, that if such price is less than $10.46 (subject to adjustment in the same manner as the Fundamental Change Stock Prices set forth in the first row of the table in Section 11(b) are adjustable), then it shall be deemed to be such amount, and upon conversion a Holder shall be entitled to receive Additional Shares as if the Closing Price were such amount. An adjustment to the Conversion Rate pursuant to this Section 13(a) shall occur no more than once while any Shares of Series C Preferred Stock are outstanding.

                                                               (ii)                 The dividend rate per annum of the Series C Preferred Stock shall increase on the date of such occurrence by an additional 3.0% (equivalent to the annual rate of $30.00 per share of the Series C Preferred Stock) and shall remain in effect thereafter; provided, however, such increased dividend rate shall apply only with respect to any Dividend Period (or portion thereof) in which the Closing Price of the Common Stock is below $10.46 (subject to adjustment in the same manner as the Fundamental Change Stock Prices set forth in the first row of the table in Section 11(b) are adjustable) for 20 Trading Days within the period of 30 consecutive Trading Days ending 15 Trading Days prior to the Record Date for such Dividend Period.

(b)         On the effective date of a Specified Corporate Event, written notice shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holders as they appear in the records of the

Corporation of the occurrence of the Specified Corporate Event and the adjustments to the Conversion Rate and the dividend rate as a result thereof.

Section 14.      Anti-Dilution Adjustments.

(a)          The Conversion Rate shall be subject to the following adjustments:

                                                                 (i)                 Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Rate in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS1
OS0

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1	=

the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

Any adjustment made under this clause (i) shall become effective immediately after the open of business on the Ex-Date for such dividend or distribution. If any dividend or distribution described in this clause (i) is authorized and declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Rate that would be in effect if such dividend or distribution had not been declared.

                                                               (ii)                 Subdivisions, Splits and Combination of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Rate in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS1
OS0

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

Any adjustment made under this clause (ii) shall become effective immediately after the open of business on the effective date for such subdivision, split or combination. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Rate that would be in effect if such subdivision, split or combination had not been announced.

                                                             (iii)                 Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the shares of Common Stock rights, warrants or options (other than rights, warrants or options issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the record date for such distribution to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the Trading Day immediately preceding the declaration date for such distribution, then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + X
OS0 + Y

Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X =	the total number of shares of Common Stock issuable pursuant to such rights, warrants or options.

Y =

the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, warrants or options divided by the Current Market Price on the Trading Day immediately preceding the Ex-Date for such distribution.

Any increase made under this clause (iii) shall be made successively whenever any such rights, warrants or options are issued and shall become effective immediately after the open of business on the Ex- Date for such issuance. In the event that such rights, warrants or options described in this clause (iii) are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights, warrants or options, to the Conversion Rate that would then be in effect if such issuance had not been announced. To the extent that such rights, warrants or options are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, warrants or options upon the exercise of such rights, warrants or options, the Conversion Rate shall be readjusted to such Conversion Rate that would then be in effect had the adjustment made upon the issuance of such rights, warrants or options been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights, warrants or options and the value of such consideration (if other than cash, to be determined by the Board of Directors). If an adjustment to the Conversion Rate is required under this clause (iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this clause (iii) shall be delayed to the extent necessary in order to complete the calculations provided in this clause (iii).

                                                             (iv)                 Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) of this Section 14(a), any rights, warrants or options referred to in clause (iii) of this Section 14(a), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the "Distributed Property"), then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0
SP0 – FMV

Where,

SP0 =	the Current Market Price per share of Common Stock on such date.

FMV =

the fair market value of the portion of the distribution applicable to one share of Common Stock as of the open of business on the Ex-Date for such distribution as determined by the Board of Directors.

Any increase made under the portion of this clause (iv) above shall become effective immediately after the open of business on the Ex-Date for such distribution.  Notwithstanding the foregoing, if "FMV" as set forth above is equal to or greater than "SP0" as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on conversion in respect of each share of Series C Preferred Stock held by such Holder, in addition to the number of shares of Common Stock (subject to Section 9(f)) to which such Holder is entitled to receive, the amount of Distributed Property such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Date for such distribution.

In a "spin-off," where the Corporation makes a distribution to all or substantially all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Rate in effect immediately prior to the open of business on the Ex-Date for such spin-off will be multiplied by the following fraction:

MP0 + MPs
MP0

Where,

MP0 =	the average of the Closing Prices of the Common Stock over the Valuation Period.

MPs =

the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the 10 consecutive Trading Days commencing on and including the Ex-Date of the spin-off (the "Valuation Period"), or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

The adjustment to the Conversion Rate under the preceding paragraph shall be determined on the last Trading Day of the Valuation Period but shall be given effect at the open of business on the Ex-Date for such spin-off. Notwithstanding the foregoing, in respect of any conversion during the Valuation Period, references in the portion of this clause (iv) related to spin-offs to 10 consecutive Trading Days shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Date of such spin-off to, but excluding, the Conversion Date in determining the Conversion Rate. In addition, if the Ex-Date for the spin-off is less than 10 consecutive Trading Days prior to, and including, the end of the Observation Period in respect of any conversion, references in the portion of this clause (iv) related to spin-offs to 10 Trading Days shall be deemed to be replaced, solely in respect of that conversion, with such lesser number of Trading Days as have elapsed from, and including, the Ex-Date for the spin-off to, and including, the last Trading Day of such Observation Period.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                                                               (v)                 Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all or substantially all holders of the Common Stock, excluding (a) any regularly scheduled quarterly cash dividend on the Common Stock to the extent that the aggregate cash dividend per share of the Common Stock does not exceed $0.06 in any quarterly period (the "Dividend Threshold Amount"), (b) any cash that is distributed in a Reorganization Event or as part of a "spin-off" referred to in clause (iv) of this Section 14(a), (c) any dividend or distribution in connection with the Corporation's liquidation, dissolution or winding-up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0
SP0 – DIV

Where,

SP0 =	the average of the Closing Prices per share of Common Stock on each of the 10 consecutive Trading Days ending on, and including, the Trading Day immediately preceding the Ex-Date.

DIV =	the amount per share of Common Stock of the dividend or distribution, as determined pursuant to the following paragraph.

Any increase pursuant to this clause (v) shall become effective immediately after the open of business on the Ex-Date for such distribution. If an adjustment is required to be made as set forth in this clause (v) as a result of a distribution (1) that is a regularly scheduled quarterly dividend, such adjustment would be based on the amount by which such dividend exceeds the Dividend Threshold Amount or (2) that is not a regularly scheduled quarterly dividend, such adjustment would be based on the full amount of such distribution. The Dividend Threshold Amount is subject to adjustment on an inversely proportional basis whenever the Conversion Rate is adjusted; provided that no adjustment will be made to the Dividend Threshold Amount for any adjustment made to the Conversion Rate pursuant to this clause (v). In the event that any distribution described in this clause (v) is not so made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Rate which would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if "DIV" as set forth above is equal to or greater than "SP0" as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on conversion in respect of each share of Series C Preferred Stock held by such Holder, in addition to the number of shares of Common Stock (subject to Section 9(f)) to which such Holder is entitled to receive, the amount of cash such Holder would have received had such Holder owned a number of shares equal to the Conversion Rate on the Ex-Date for such distribution.

                                                             (vi)                 Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Closing Prices per share of Common Stock on the 10 consecutive Trading Days commencing on, and including, the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Rate in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

AC + (SP0xOS1)
OS0 x SP0

Where,

SP0 =

the average of the Closing Prices per share of Common Stock on the 10 consecutive Trading Days commencing on, and including, the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1 =	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.

AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

The adjustment to the Conversion Rate under this clause (vi) shall be determined at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the expiration date of the tender or exchange offer but shall be given effect at the open of business on the Trading Day next succeeding such expiration date. Notwithstanding the foregoing, in respect of any conversion within the 10 Trading Days immediately following, and including, the Trading Day next succeeding any expiration date, references in this clause (vi) to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed between such expiration date and the Conversion Date in determining the Conversion Rate. In addition, if the Trading Day next succeeding the expiration date is less than 10 Trading Days prior to, and including, the end of the Observation Period in respect of any conversion, references in this clause (vi) to 10 Trading Days shall be deemed to be replaced, solely in respect of that conversion, with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the expiration date to, and including, the last Trading Day of such Observation Period. For the avoidance of doubt, no adjustment under this clause (vi) shall be made if such adjustment would result in a decrease in the Conversion Rate. In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded or otherwise effected, then the Conversion Rate shall be readjusted to be such Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made.

                                                           (vii)                 Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (iv) of this Section 14(a), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(b)         The Corporation may increase the Conversion Rate, in addition to any other increases required by this Section 14, by any amount for a period of at least 20 Business Days if the Board of Directors deems it to be in the best interests of the Corporation or otherwise advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.  The Corporation shall not take any action that would result in adjustment of the Conversion Rate, pursuant to the provisions described above, in such a manner as to result in the reduction of the Applicable Conversion Price to less than the par value per share of the Common Stock.

(c)          All adjustments to the Conversion Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, that on the Mandatory Conversion Date or any other Conversion Date (including, without limitation, any conversion in connection with a Fundamental Change pursuant to Section 11 or a Specified Corporate Event pursuant to Section 13), adjustments to the Conversion Rate will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(d)         No adjustment to the Conversion Rate shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series C Preferred Stock, without having to convert the Series C Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series C Preferred Stock may then be converted. If a Holder converts shares of Series C Preferred Stock, and shares of Common Stock are deliverable in respect of a given Trading Day in the relevant Observation Period and any distribution or transaction described in clauses (a)(i) through (a)(vii) above has not yet resulted in an adjustment to the Conversion Rate on such Trading Day, and the shares of Common Stock a Holder would receive in respect of such Trading Day are not entitled to participate in the relevant distribution or transaction (because they were not held on the related Ex-Date or otherwise), then the Corporation will adjust the number of shares of Common Stock that it delivers to the Holder in respect of the relevant Trading Day to reflect the relevant distribution or transaction.

(e)          The Applicable Conversion Rate shall not be adjusted:

                                                                 (i)                 upon the issuance of any shares of the Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation's securities and the investment of additional optional amounts in shares of Common Stock under any plan;

                                                               (ii)                 upon the issuance of any shares of the Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;

                                                             (iii)                 upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series C Preferred Stock were first issued;

                                                             (iv)                 for a change in the par value or no par value of the Common Stock; or

                                                               (v)                 for accrued and unpaid dividends on the Series C Preferred Stock.

(f)          Whenever the Conversion Rate is to be adjusted in accordance with Section 14(a) or Section 14(b), the Corporation shall:

                                                                 (i)                 compute the Conversion Rate in accordance with Section 14(a) or Section 14(b), taking into account the one percent threshold set forth in Section 14(c) hereof;

                                                               (ii)                 as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Rate pursuant to Section 14(a) or Section 14(b), taking into account the one percent threshold set forth in Section 14(c) (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and

                                                             (iii)                 as soon as practicable following the determination of the revised Conversion Rate in accordance with Section 14(a) or Section 14(b), provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Rate was determined and setting forth the revised Conversion Rate.

The notices required in clauses (ii) and (iii) above may be combined to the extent applicable to give timely notice.

Section 15.      Reorganization Events.

(a)          In the event of:

                                                                 (i)                 any consolidation or merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

                                                               (ii)                 any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will receive a distribution of cash, securities or other property of the Corporation or another Person;

                                                             (iii)                 any reclassification of the Common Stock into securities including securities other than the Common Stock; or

                                                             (iv)                 any statutory exchange of the outstanding shares of Common Stock for securities of another Person to the extent not set forth above;

(each of the foregoing events, a "Reorganization Event"), each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of Holders, automatically become convertible into the kind and amount of securities, cash, and other property or assets that a holder (that was not the counterparty to the Reorganization Event or an affiliate of such other party) of a number of shares of Common Stock equal to the Conversion Rate per share of Series C Preferred Stock prior to such Reorganization Event would have owned or been entitled to receive upon such Reorganization Event (such securities, cash, and other property or assets, the "Reference Property," with each “Unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock would have received); provided, however, that at and after the effective time of the Reorganization Event (A) the Corporation shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, upon conversion of Series C Preferred Stock in accordance with Section 9(f), and (B) (I) any amount payable in cash upon conversion of the Series C Preferred Stock in accordance with Section 9(f) shall continue to be payable in cash, (II) any shares of Common Stock that the Corporation would have been required to deliver upon conversion of the Series C Preferred Stock in accordance with Section 9(f) shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock equal to the Conversion Rate would have been entitled to receive in such Merger Event, and (III) the Daily VWAP shall be calculated based on the value of a Unit of Reference Property.

(b)         In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election. The amount of Reference Property receivable upon conversion of any Series C Preferred Stock in accordance with Section 8, Section 10, Section 11, Section 12 or Section 13 shall be determined based upon the Conversion Rate in effect on such Conversion Date. If the Holders receive only cash in such Reorganization Event, then for all conversions that occur after the effective date of such Reorganization Event (x) the consideration due upon conversion of each share of Series C Preferred Stock shall be solely cash in an amount equal to the Applicable Conversion Rate on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 11 or Section 13), multiplied by the price paid per share of Common Stock in such Reorganization Event and (y) the Corporation shall satisfy the Conversion Obligation by paying cash to converting Holders on the third Business Day immediately following the Conversion Date.

(c)          The above provisions of this Section 15 shall similarly apply to successive Reorganization Events and the provisions of Section 14 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(d)         The Corporation (or any successor) shall, within 20 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such Reorganization Event and of the kind and amount of the cash, securities or other property or assets that constitutes the Reference Property. Failure to deliver such notice shall not affect the operation of this Section 15.

Voting Rights

.

(a)          The Holders of Series C Preferred Stock shall not have any voting rights, including the right to elect any directors, except as set forth in this Section 16 or as otherwise from time to time required by Puerto Rico law or the Certificate of Incorporation.

(b)         So long as any shares of Series C Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by Puerto Rico law or by the Certificate of Incorporation, the affirmative vote or consent of the Holders of at least two-thirds of the shares of Series C Preferred Stock then outstanding, voting together as a single class, given in person or by proxy, either by vote at any meeting called for the purpose or, if permitted by the Certificate of Incorporation, in writing without a meeting, shall be necessary for effecting or validating any of the following actions, whether or not such approval is required by Puerto Rico law:

                                                                 (i)                 Authorization of Senior Stock. Any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Certificate of Incorporation or this Certificate of Designations to authorize or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any specific class or series of capital stock of the Corporation ranking senior to the Series C Preferred Stock with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding- up of the Corporation;

                                                               (ii)                 Amendment of Series C Preferred Stock. Any amendment, alteration  or repeal of any provision of the Certificate of Incorporation or this Certificate of Designations or the Corporation’s by-laws so as to significantly and adversely affect the special rights, preferences, privileges or voting powers of the Series C Preferred Stock, taken as a whole;

                                                             (iii)                 Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Series C Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, except that the Holders shall have no right to vote under this provision or under Puerto Rico law if (x) the shares of Series C Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, in each case, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia or the Commonwealth of Puerto Rico and (y) such shares of Series C Preferred Stock remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not less favorable to the Holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series C Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 16(b), (1) any increase in the amount of the Corporation's authorized but unissued shares of preferred stock or any securities convertible into the preferred stock of the Corporation, (2) any increase in the amount of the Corporation's authorized or issued Series C Preferred Stock, and (3) the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock of the Corporation or any securities convertible into the preferred stock of the Corporation ranking equally with or junior to the Series C Preferred Stock either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding-up of the Corporation, will not be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series C Preferred Stock and, notwithstanding any provision of Puerto Rico law, Holders shall have no right to vote solely by reason of such an increase, creation or issuance.

The Series C Preferred Stock shall rank at least equally with any other series of the Corporation’s preferred stock that may be issued (except for any senior series that may be issued with the requisite consent of the Holders of the Series C Preferred Stock), and will rank senior to the shares of Common Stock and any other stock that ranks junior to the Series C Preferred Stock either or both with respect to the payment of dividends and/or the distributions of assets upon liquidation, dissolution or winding-up of the Corporation.

(c)          Change for Clarification. Without the consent of the Holders of the Series C Preferred Stock, so long as such action does not adversely affect the special rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, and to the extent permitted by law, of the Series C Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series C Preferred Stock:

                                                                 (i)                 to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designations that may be ambiguous, defective or inconsistent;

                                                               (ii)                 to make any provision with respect to matters or questions relating to the Series C Preferred Stock that is not inconsistent with the provisions of this Certificate of Designations;

or

                                                             (iii)                 add covenants for the benefit of the Holders or surrender any right or power conferred upon the Corporation in this Certificate of Designations.

(d)         Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the Holders of Series C Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors or a duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the Corporation's by-laws, applicable law and any national securities exchange or other trading facility, if any, on which the Series C Preferred Stock is listed or traded at the time. Whether the vote or consent of the Holders of a plurality, majority or other portion of the shares of Series C Preferred Stock has been cast or given on any matter on which the Holders of shares of Series C Preferred Stock are entitled to vote shall be determined by the Corporation by reference to the $1,000 per share liquidation preference amounts of the Series C Preferred Stock voted or covered by the consent.

(e)          Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.

Fractional Shares.

(a)          The Corporation shall not issue any fractional share of Common Stock upon conversion of the Series C Preferred Stock and shall instead pay an amount in cash (computed to the nearest cent) in lieu of any fractional share of Common Stock issuable upon conversion based on the Daily VWAP on the relevant Conversion Date (in the case of Physical Settlement) or based on the Daily VWAP on the last Trading Day of the relevant Observation Period (in the case of Combination Settlement). For each share of Series C Preferred Stock surrendered for conversion, if the Corporation has elected Combination Settlement, the full number of shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the applicable Observation Period and any fractional shares remaining after such computation shall be paid in cash.

(b)         If more than one share of the Series C Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.

Section 18.      Reservation of Common Stock.

(a)          The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares of Common Stock acquired by the Corporation, solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in this Certificate of Designations, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding, assuming that the Applicable Conversion Price equaled the Base Price. For purposes of this Section 18(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b)         All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable.

Additional Dividends

.

(a)          If, at any time during the six-month period beginning on, and including, the date which is six months after the issuance of the Series C Preferred Stock, the Corporation fails to timely file any document or report that it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 8-K), or the Series C Preferred Stock is not otherwise freely tradable by Holders other than the Corporation's Affiliates

(as a result of restrictions pursuant to U.S. securities law or the terms of the Series C Preferred Stock), the dividend rate per annum on the Series C Preferred Stock will increase by a rate of 0.25% per annum for each day during such period for which such failure to file has occurred and is continuing or the Series C Preferred Stock is not so freely tradable.  If a failure to file has occurred and is continuing or the Series C Preferred Stock remains not freely tradable by Holders other than the Corporation's Affiliates for a period of 90 calendar days, the dividend rate per annum on the Series C Preferred Stock will increase by an additional 0.25% per annum for each day during such six-month period from such 90th day for which the Corporation’s failure to file has occurred and is continuing or the Series C Preferred Stock is not so freely tradable.

(b)         If, and for so long as, the restrictive legend on the Series C Preferred Stock has not been removed or the Series C Preferred Stock is not otherwise freely tradable by Holders other than the Corporation's Affiliates (without restrictions pursuant to U.S. securities law or the terms of the Series C Preferred Stock) as of the 365th day after the date of original issuance of the Series C Preferred Stock , the dividend rate per annum on the Series C Preferred Stock will increase by a rate of 0.50% per annum for each day during such period until such restrictive legend is removed and the Series C Preferred Stock is freely tradable as described above.

(c)          Subject to the increase in the dividend rate described in Section 13(a)(ii), in no event will the dividend rate per annum on the Series C Preferred Stock increase by more than 0.50% per annum as compared to the initial dividend rate as described in Section 4(c).

Transfer Agent, Registrar, Paying Agent and Conversion Agent

. The duly appointed Transfer Agent, Registrar, paying agent and Conversion Agent for the Series C Preferred Stock shall initially be American Stock Transfer & Trust Company, LLC. The Corporation may, in its sole discretion, remove the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

Section 21.      Certificates.

(a)          Series C Preferred Stock.

                                                                 (i)                 Form and Dating.  The Series C Preferred Stock and the Transfer Agent’s certificate of authentication shall be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designations.  The Series C Preferred Stock certificates may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation).  Each Series C Preferred Stock certificate shall be dated the date of its authentication.  The terms of the Series C Preferred Stock certificate set forth in Exhibit A are part of the terms of this Certificate of Designations.

(A)          Global Securities.  So long as the Securities are eligible for book-entry settlement with the Depositary, unless otherwise required by law and except as provided by paragraph (a)(iii)(B), all Securities shall be represented by one or more Securities in fully registered global form with the global securities legend set forth in Exhibit A hereto (each a "Global Security"), which shall be deposited on behalf of the purchasers represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC or the Corporation may direct), and registered in the name of DTC or a nominee of

DTC, duly executed by the Corporation and authenticated by the Transfer Agent as hereinafter provided.  The aggregate amount of outstanding Securities represented by a Global Security may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

(B)          Book-Entry Provisions.  In the event a Global Security is to be deposited with or on behalf of DTC, the Corporation shall execute and the Transfer Agent shall authenticate and deliver initially one or more Global Securities that (1) shall be registered in the name of DTC as Depositary for such Global Security or the nominee of DTC and (2) shall be delivered by the Transfer Agent to DTC or pursuant to DTC’s instructions or held by the Transfer Agent as custodian for DTC.

Members of, or participants in, DTC ("Agent Members") shall have no rights under this Certificate of Designations with respect to any Global Security held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Security, and DTC may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

(C)          Certificated Securities.  Except as provided in paragraph (a)(iii)(B), owners of beneficial interests in a Global Security will not be entitled to receive physical delivery of Securities in fully registered certificated form (each a "Certificated Security").

                                                               (ii)                 Execution and Authentication of Series C Preferred Stock.

(A)          Two Officers shall sign each Series C Preferred Stock certificate for the Corporation by manual or facsimile signature.

(B)          If an Officer whose signature is on a Series C Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Series C Preferred Stock certificate, the Series C Preferred Stock certificate shall be valid nevertheless.

(C)          A Series C Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent signs the certificate of authentication on the Series C Preferred Stock certificate.  The signature shall be conclusive evidence that the Series C Preferred Stock certificate has been authenticated under this Certificate of Designations.

(D)          The Transfer Agent shall authenticate and deliver Series C Preferred Stock certificates for up to 84,000 shares of Series C Preferred Stock for original issue upon a written order of the Corporation signed by two Officers of the Corporation.  Such order shall specify the number of shares of Series C Preferred Stock to be authenticated and the date on which the original issue of Series C Preferred Stock is to be authenticated.

(E)           The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Corporation to authenticate the certificates for Series C Preferred Stock.  Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Securities whenever the Transfer Agent may do so.  Each reference in this Certificate of Designations to authentication by the Transfer Agent includes authentication by such agent.  An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

                                                             (iii)                 Transfer and Exchange.

(A)          Transfer and Exchange of Global Security.  The transfer and exchange of a Global Security or beneficial interests therein shall be effected through DTC, in accordance with this Certificate of Designations (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

(B)          Certificated Securities.  If at any time:

(1) DTC notifies the Corporation that DTC is unwilling or unable to continue as Depositary for a Global Security and a successor Depositary for such Global Security, is not appointed by the Corporation within 90 days after delivery of such notice; or

(2) DTC ceases to be a clearing agency registered under the Exchange Act and a successor Depositary for a Global Security is not appointed by the Corporation within 90 days,

then the Corporation will execute, and the Transfer Agent, upon receipt of a written order of the Corporation signed by two Officers of the Corporation requesting the authentication and delivery of Certificated Securities to the Persons designated by the Corporation, will authenticate and deliver Certificated Securities equal to the aggregate amount of Securities represented by the Global Security, in exchange for such Global Security, and upon delivery of the Global Security to the Transfer Agent such Global Security shall be cancelled.

(C)          Restrictions on Transfer and Exchange of Global Security.

(1) Notwithstanding any other provisions of this Certificate of Designations (other than the provisions set forth in paragraph (a)(iii)(B)), a Global Security may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(2) In the event that a Global Security is exchanged for Certificated Securities pursuant to paragraph (a)(iii)(B), such Certificated Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 21(a) (including the certification requirements set forth in the Exhibits to this Certificate of Designations intended to ensure that such transfers comply with Rule 144A or Regulation S or such other available exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Corporation.

(D)          Legend.

(1) Until the date (the "Resale Restriction Termination Date") (I) that is at least one year after the last date of original issuance of the Series C Preferred Stock, and (II) on which the Corporation instructs the Transfer Agent in writing that the legend (as described below) on the Global Securities or Certificated Securities, as applicable, shall be deemed removed from such certificates in accordance with the procedures described herein, any such Global Security or Certificated Security (and all securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (unless such certificates have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, pursuant to the exemption from registration provided by Rule 144, or unless otherwise agreed by the Corporation in writing, with notice thereof to the Transfer Agent):

"THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN AVAILABLE EXEMPTION THEREFROM.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE CORPORATION THAT PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW) (A) THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE CORPORATION OR ANY SUBSIDIARY THEREOF, (II) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (IV) ABOVE, THE CORPORATION AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY

REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR RULE 904 OF REGULATION S THEREUNDER.

THE RESALE RESTRICTION TERMINATION DATE WILL BE THE DATE (1) THAT IS AT LEAST ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE OF THE SERIES C PREFERRED STOCK; AND (2) ON WHICH THE CORPORATION INSTRUCTS THE TRANSFER AGENT THAT THIS LEGEND SHALL BE DEEMED REMOVED FROM THIS SECURITY, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE CERTIFICATE OF DESIGNATATIONS RELATING TO THIS SECURITY.

THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, AUTHORIZES IT TO ISSUE MORE THAN ONE CLASS OF STOCK, WHICH MAY BE ISSUED IN ONE OR MORE SERIES.  THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SHARES EVIDENCED BY THIS CERTIFICATE AND OF EACH OTHER CLASS OR SERIES OF STOCK THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS.  ANY SUCH REQUEST SHOULD MADE TO THE SECRETARY OF THE CORPORATION."

(2) The Corporation may cause the removal of the restrictive legend described in paragraph (D) (other than the last paragraph thereof) at any time on or after the Resale Restriction Termination Date by: (I) instructing the Transfer Agent in writing to remove the restrictive legend from any Global Security or Certificated Security (such writing to be substantially in the form of Exhibit D hereto), and (II) complying with any applicable procedures for delegending or otherwise exchanging any such certificate for a certificate not bearing such restrictive legend (including DTC’s mandatory exchange process, if applicable); whereupon the restrictive legend described in paragraph (D) (other than the last paragraph thereof) shall be deemed removed from any certificates and there shall be no requirement that any certificates delivered upon transfer or conversion into Common Stock bear such legend, in each case without any further action on the part of the Holder.  Any certificate evidencing a Global Security or Certificated Security (or any security issued in exchange or substitution therefor) as to which the restrictions on transfer described in paragraph (D) above shall have expired in accordance with their terms may, upon surrender of such certificate for exchange to the Transfer Agent in accordance with the provisions of this Section 21, be exchanged for a new certificate, of like aggregate liquidation amount, which shall not bear the restrictive legend required by paragraph (D) above.  The Corporation shall also notify the Transfer Agent promptly after a registration statement with respect to the Securities has been declared or become effective under the

Securities Act and thereafter take such steps as necessary to remove the restrictive legend described in paragraph (D) (other than the last paragraph thereof).

(3) Notwithstanding the foregoing, in lieu of the restrictive legend being deemed removed from a Global Security or Certificated Security, as applicable, and the unrestricted CUSIP (as described below) specified therein being substituted for the restrictive CUSIP (as described below) thereon, the Corporation may provide the Transfer Agent with a new certificate that does not bear the restrictive legend provided in paragraph (1) and that bears the unrestricted CUSIP, and the Transfer Agent shall continue to reflect such portion of the Series C Preferred Stock as the Corporation may direct on a certificate that includes the restrictive legend provided in paragraph (1) and the restrictive CUSIP or on a new certificate that bears such restrictive legend and the restrictive CUSIP as such legends may be modified by the Corporation to delete references to the Resale Restriction Termination Date or otherwise as may be appropriate.

                                                             (iv)                 CUSIP Numbers.  The Corporation in issuing the Series C Preferred Stock or Common Stock issuable in respect of the conversion of the Series C Preferred Stock may use "CUSIP" numbers (if then generally in use), and, if so, the Transfer Agent shall use "CUSIP" numbers in all notices issued to Holders as a convenience to them; provided  that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the certificates evidencing shares of the Series C Preferred Stock or the Common Stock issuable in respect of the conversion of the Series C Preferred Stock, or on such notice and that reliance may be placed only on the other identification numbers printed on such certificates.  The Corporation will promptly notify the Transfer Agent in writing of any change in the "CUSIP" numbers.  Until such time as the Corporation notifies the Transfer Agent to remove the restrictive legend as set forth in paragraph (a)(iii)(D) above from the certificates or a transfer of the certificates that permits removal of the restrictive legend is otherwise made pursuant to the terms hereof, the restrictive CUSIP will be the CUSIP number for the certificates.  At such time as the Corporation notifies the Transfer Agent to remove the restrictive legend as set forth in paragraph (a)(iii)(D) from the certificates, such legend shall be deemed removed from any Global Securities and any Certificated Securities and an unrestricted CUSIP number for the certificates, as provided therein, shall be deemed to be the CUSIP number for such certificates.

                                                               (v)                 Cancellation or Adjustment of Global Security.  At such time as all beneficial interests in a Global Security have either been exchanged for a Certificated Security, converted or canceled, such Global Security shall be returned to the Transfer Agent for cancellation and cancelled.  At any time prior to such cancellation, if any beneficial interest in such Global Security is exchanged for a Certificated Security, converted or canceled, the aggregate amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Security, by the Transfer Agent or DTC, in accordance with the standing instruction and procedures between DTC and the Transfer Agent, to reflect such reduction.

                                                             (vi)                 Obligations with Respect to Transfers and Exchanges of Series C Preferred Stock.

(A)          To permit registrations of transfers and exchanges, the Corporation shall execute and the Transfer Agent shall authenticate Certificated Securities and Global Securities as required pursuant to the provisions of this Section 21(a).

(B)          All Certificated Securities and Global Securities issued upon any registration of transfer or exchange of Certificated Securities or Global Securities shall be the valid obligations of the Corporation, entitled to the same benefits under this Certificate of Designations as the Certificated Security or Global Security surrendered upon such registration of transfer or exchange.

(C)          Prior to due presentment for registration of transfer of any Securities, the Transfer Agent and the Corporation may deem and treat the Person in whose name such Securities are registered as the absolute owner of such Securities and neither the Transfer Agent nor the Corporation shall be affected by notice to the contrary.

(D)          No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Securities at the office of the Transfer Agent maintained for that purpose.  However, pursuant to Section 23(b), the Corporation may, in certain circumstances, require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

                                                           (vii)                 No Obligation of the Transfer Agent.

(A)          The Transfer Agent shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Series C Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice or the payment of any amount, under or with respect to such Global Security.  All notices and communications to be given to the Holders and all payments to be made to Holders under the Series C Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of a Global Security).  The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC.  The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

(B)          The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Certificate of Designations or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Certificate of Designations, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                                                         (viii)                 Replacement Certificates.  If a mutilated Series C Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Series C Preferred Stock certificate claims that the Series C Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue and the Transfer Agent shall countersign a replacement Series C Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met.  If required by the Transfer Agent or the Corporation, such Holder shall furnish an indemnity bond sufficient in the reasonable judgment of the Corporation and the Transfer Agent to protect the Corporation and the Transfer Agent from any loss which either of them may suffer if a Series C Preferred Stock certificates replaced.  The Corporation and the Transfer Agent may charge the Holder for their expenses in replacing a Series C Preferred Stock certificate.

                                                             (ix)                 Temporary Certificates.  Until definitive Security certificates are ready for delivery, the Corporation may prepare and the Transfer Agent shall countersign temporary Security certificates.  Temporary certificates shall be substantially in the form of certificates but may have variations that the Corporation considers appropriate for temporary certificates.  Without unreasonable delay, the Corporation shall prepare and the Transfer Agent shall countersign definitive certificates and deliver them in exchange for temporary certificates.

                                                               (x)                 Cancellation.

(A)          In the event the Corporation shall purchase or otherwise acquire a Certificated Security, the same shall thereupon be delivered to the Transfer Agent for cancellation.

(B)          At such time as all beneficial interests in a Global Security have either been exchanged for a Certificated Security, converted, repurchased or canceled, such Global Security shall thereupon be delivered to the Transfer Agent for cancellation.

(C)          The Transfer Agent and no one else shall cancel and destroy all Security certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Corporation unless the Corporation directs the Transfer Agent to deliver cancelled certificates to the Corporation.  The Corporation may not issue new certificates to replace certificates to the extent they evidence Securities which the Corporation has purchased or otherwise acquired. The Corporation shall replace any mutilated Security certificates at the Holder's expense upon surrender of that certificate to the Registrar.

                                                             (xi)                 Mandatory Conversion Date.  The Corporation shall not be required to issue any certificates representing the Series C Preferred Stock on or after any applicable Conversion Date or Mandatory Conversion Date. In place of the delivery of a replacement certificate following any applicable Conversion Date or Mandatory Conversion Date, the Registrar, upon delivery of the evidence and indemnity described in paragraph (a)(viii), shall deliver the shares of Common Stock pursuant to the terms of the Series C Preferred Stock formerly evidenced by the certificate.

(b)         Common Stock

                                                                 (i)                 Until the Resale Restriction Termination Date, any stock certificate representing Common Stock issued upon conversion of Series C Preferred Stock (each a "Common Stock Certificate") (and all securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (unless such certificates have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or pursuant to the exemption from registration provided by Rule 144, or such Common Stock has been issued upon conversion of Series C Preferred Stock that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or pursuant to the exemption from registration provided by Rule 144, or unless otherwise agreed by the Corporation in writing, with notice thereof to the Transfer Agent):

"THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN AVAILABLE EXEMPTION THEREFROM.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE CORPORATION THAT PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW) (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE CORPORATION OR ANY SUBSIDIARY THEREOF, (II) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (IV) ABOVE, THE CORPORATION AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR RULE 904 OF REGULATION S THEREUNDER.

THE RESALE RESTRICTION TERMINATION DATE WILL BE THE DATE (1) THAT IS AT LEAST ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE OF THE SERIES C PREFERRED STOCK; AND (2) ON WHICH THE CORPORATION INSTRUCTS THE TRANSFER AGENT THAT THIS LEGEND SHALL BE DEEMED REMOVED FROM THIS SECURITY, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE CERTIFICATE OF DESIGNATATIONS RELATING TO THIS SECURITY."

                                                               (ii)                 The Corporation may cause the removal of the restrictive legend described in paragraph (c)(i) at any time on or after the Resale Restriction Termination Date by: (A) instructing the Transfer Agent in writing to remove the restrictive legend from such Common Stock Certificate (such writing to be substantially in the form of Exhibit D hereto) and notifying the Transfer Agent to change the CUSIP number for the Common Stock issued upon conversion of the Series C Preferred Stock to CUSIP number 68618W100 (the "Unrestricted Stock CUSIP" for the Common Stock) and (B) complying with any applicable procedures for delegending or otherwise exchanging any such certificate for a certificate not bearing such restrictive legend (including DTC’s mandatory exchange process, if applicable); whereupon (i) the restrictive legend described in paragraph (c)(i) shall be deemed removed from any Common Stock Certificates and there shall be no requirement that any certificates delivered upon transfer or conversion into Common Stock bear such legend, and (ii) the restricted stock CUSIP will be deemed removed from each such share of Common Stock and deemed replaced with the Unrestricted Stock CUSIP, in each case without any further action on the part of the Holder.  Thereafter, any shares of Common Stock issued upon conversion of the Securities will be assigned the Unrestricted Stock CUSIP and will not bear the legend described in paragraph c(i). Any Common Stock Certificate (or any security issued in exchange or substitution therefor) as to which the restrictions on transfer described in paragraph (c)(i) above shall have expired in accordance with their terms may, upon surrender of such certificate for exchange to the Transfer Agent, be exchanged for a new certificate, for the same number of shares, which shall not bear the restrictive legend required by paragraph (c)(i) above.  The Corporation shall also notify the Transfer Agent promptly after a registration statement with respect to the Common Stock issued on conversion of the Series C Preferred Stock has been declared or become effective under the Securities Act and thereafter take such steps as necessary to remove the restrictive legend described in paragraph (c)(i).

                                                             (iii)                 Changes to Rule 144.  Notwithstanding any provision of this Section 21 to the contrary, in the event Rule 144 as promulgated under the Securities Act (or any successor rule) is amended to change the one-year holding period in paragraph (b)(1) thereunder (or the corresponding period under any successor rule), from and after receipt by the Transfer Agent of the Officers’ Certificate and Opinion of Counsel provided for in this paragraph, (A) each reference in paragraph (a)(iii)(D) and paragraph (c)(i) to "one year" and in the restrictive legend set forth in such paragraph to "ONE YEAR" shall be deemed for all purposes hereof to be references to such changed period and (B) all corresponding references in the certificates (including the definition of Resale Restriction Termination Date) and the restrictive legends thereon shall be deemed for all purposes hereof to be references to such changed period, provided  that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws, or are not applicable to the Series C Preferred Stock or the Common Stock issued upon conversion of Series C Preferred Stock.  The provisions of this paragraph will not be effective until such time as an opinion of counsel and Officers’ Certificate or other evidence reasonably satisfactory to the

Transfer Agent as to the compliance with then-applicable federal securities law have been received by the Transfer Agent.  This paragraph shall apply to successive amendments to Rule 144 (or any successor rule) changing the holding period thereunder.

Section 22.      Share Cap. The Corporation will not seek shareholder approval to allow it to issue Common Stock upon conversion in excess of the limitations set forth in Sections 312.03(c)(1) and (c)(2) of the NYSE Listed Company Manual as a result of events described in Section 14 unless such approval would also allow the Corporation to issue Common Stock upon the occurrence of a Fundamental Change or a Specified Corporate Event.

Miscellaneous

.

(a)          All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Corporation, to the principal executive office of the Corporation or to the Transfer Agent at its principal office in the United States of America at 6201 15th Avenue Brooklyn, NY 11219, Attention: Relationship Manager, or other agent of the Corporation designated as permitted by this Certificate of Designations, or (ii) if to any Holder or holder of shares of Common Stock, as the case may be, to such Holder or holder at the address of such Holder or holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series C Preferred Stock or the Common Stock, as the case may be), or (iii) to such other address as the Corporation or any such Holder or holder, as the case may be, shall have designated by notice similarly given.

(b)         The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(c)          All payments on the shares of Series C Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the Holders thereof.

(d)         No share of Series C Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Designations as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(e)          The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.

[SIGNATURE PAGE FOLLOWS]

RESOLVED, that all actions taken by the officers and directors of the Corporation or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.

IN WITNESS WHEREOF, ORIENTAL FINANCIAL GROUP INC. has caused this certificate to be signed by Carlos O. Souffront, as Secretary of the Board of Directors, this 29th day of June, 2012.

ORIENTAL FINANCIAL GROUP INC.

By:
       Name:  Carlos O. Souffront
       Title:    Secretary of the Board of Directors

EXHIBIT A

FORM OF SERIES C PREFERRED STOCK

FACE OF SECURITY

[THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN AVAILABLE EXEMPTION THEREFROM.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE CORPORATION THAT PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW) (A) THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE CORPORATION OR ANY SUBSIDIARY THEREOF, (II) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY

BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (IV) ABOVE, THE CORPORATION AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR RULE 904 OF REGULATION S THEREUNDER.

THE RESALE RESTRICTION TERMINATION DATE WILL BE THE DATE (1) THAT IS AT LEAST ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE OF THE SERIES C PREFERRED STOCK; AND (2) ON WHICH THE CORPORATION INSTRUCTS THE TRANSFER AGENT THAT THIS LEGEND SHALL BE DEEMED REMOVED FROM THIS SECURITY, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE CERTIFICATE OF DESIGNATATIONS RELATING TO THIS SECURITY.

THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, AUTHORIZES IT TO ISSUE MORE THAN ONE CLASS OF STOCK WHICH MAY BE ISSUED IN ONE OR MORE SERIES.  THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SHARES EVIDENCED BY THIS CERTIFICATE AND OF EACH OTHER CLASS OR SERIES OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS.  ANY SUCH REQUEST SHOULD MADE WITH THE SECRETARY OF THE CORPORATION.][38]

THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, AUTHORIZES IT TO ISSUE MORE THAN ONE CLASS OF STOCK WHICH MAY BE ISSUED IN ONE OR MORE SERIES.

[38]             Include bracketed language for certificates evidencing restricted securities.  This legend above shall be deemed removed from the face of this Security without further action of the Corporation, the Transfer Agent, or the holders of this Security at such time as the Corporation instructs the Transfer Agent to remove such legend pursuant to Section 21(c)(vii) of the Certificate of Designations.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SHARES EVIDENCED BY THIS CERTIFICATE AND OF EACH OTHER CLASS OR SERIES OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS.  ANY SUCH REQUEST SHOULD MADE WITH THE SECRETARY OF THE CORPORATION.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.][39]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number [     ]

Number of shares of

Series C Preferred Stock
[          ]

CUSIP NO.:  [          ]3

[39]             Include bracketed language for certificates evidencing Global Preferred Stock.  Such legend should remain on any certificate evidencing Global Preferred Stock even after the restricted legend above has been removed or deemed removed.

3               Subject to the terms and conditions of the Certificate of Designations, at such time as the Corporation notifies the Transfer Agent to remove the restrictive legend pursuant to Section 21(c)(vii) of the Certificate of Designations, the CUSIP number for this Security shall be deemed to be CUSIP No. [          ].

Date of Issuance:  ________________

8.750%Non-Cumulative Convertible Perpetual Preferred Stock, Series C (par value $1.00)

(liquidation preference $1,000 per share of Series C Preferred Stock)

of

Oriental Financial Group Inc.

Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the "Corporation"), hereby certifies that [___________] (the "Holder") is the registered owner of [___________] fully paid and non-assessable preferred securities of the Corporation designated the 8.750% Non-Cumulative Convertible Perpetual Preferred Stock, Series C (the "Series C Preferred Stock").  The shares of Series C Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.  The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series C Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations dated [___________], 2012, as the same may be amended from time to time (the "Certificate of Designations").  Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designations.  The Corporation will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Corporation at its principal place of business.

Reference is hereby made to select provisions of the Series C Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed in accordance with the provisions of the Certificate of Designations, these shares of Series C Preferred Stock shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has executed this certificate this ___ day of __________.

ORIENTAL FINANCIAL GROUP INC.

By:

       Name:

       Title:

By:

       Name:

Title:

TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

These are shares of the Series C Preferred Stock referred to in the within-mentioned Certificate of Designations.

Dated:

American Stock Transfer & Trust CoMPANY, LLC, as Transfer Agent,

By:

       Authorized Signatory

REVERSE OF SECURITY

8.750%Non-Cumulative Convertible Perpetual Preferred Stock, Series C (par value $1.00)
(liquidation preference $1,000 per share of Series C Preferred Stock)
of
Oriental Financial Group Inc.

Dividends on each share of Series C Preferred Stock shall be payable at a rate per annum set forth on the face hereof or as provided in the Certificate of Designations.

The shares of Series C Preferred Stock shall be convertible into the Corporation's Common Stock in the manner and according to the terms set forth in the Certificate of Designations.

The Corporation will furnish without charge to each holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of its stock and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series C Preferred Stock evidenced hereby to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Series C Preferred Stock evidenced hereby on the books of the Transfer Agent.  The agent may substitute another to act for him or her.

Date:  ___________________

Signature:  _____________________________

(Sign exactly as your name appears on the other side of this Series C Preferred Stock certificate)

Signature Guarantee:[40]  ____________________

EXHIBIT B

NOTICE OF CONVERSION

(To be Executed by the Holder in order to Convert the Series C Preferred Stock)

The undersigned hereby irrevocably elects to convert (the "Conversion") shares of 8.750% Non-Cumulative Convertible Perpetual Preferred Stock, Series C (the "Series C Preferred Stock"), represented by stock certificate No(s).             (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Oriental Financial Group Inc. (the "Corporation") according to the conditions of the Certificate of Designations of the Series C Preferred Stock (the "Certificate of Designations"), as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Series C Preferred Stock Certificates.  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.  A copy of each Series C Preferred Stock Certificate (or evidence of loss, theft or destruction thereof) is attached hereto.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon Conversion of the Series C Preferred Stock shall be made either in compliance with the registration requirements of the the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to any available exemption from registration under the Securities Act.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

Date of Conversion*:

Applicable Conversion Price:

Number of shares of Series C Preferred Stock to be
Converted:

Signature:

Name:

Address:**

Fax No.:

*The Corporation is not required to issue shares of Common Stock until the original Series C Preferred Stock certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent.  The Corporation shall issue and deliver shares of Common Stock to an overnight courier

[40]             (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

not later than three Business Days following receipt of the original Series C Preferred Stock certificate(s) to be converted.

**Address where shares of Common Stock and any other payments or certificates shall be sent by the Corporation.

EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER OF SERIES C PREFERRED STOCK

Re:	8.750% Non-Cumulative Convertible Perpetual Preferred Stock, Series C (the "Series C Preferred Stock") of Oriental Financial Group Inc. (the "Corporation")

This Certificate relates to ____ shares of Series C Preferred Stock held by _______________ (the "Transferor").

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Series C Preferred Stock. In connection with such request and in respect of such Series C Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Designations relating to the above-captioned Series C Preferred Stock and, if such request to a transfer occurring prior to the Resale Restriction Termination Date, as defined in the Certificate of Designations, that the transfer of this Series C Preferred Stock does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because */:

1.                           Such Series C Preferred Stock is being acquired for the Transferor's own account without transfer.

2.                           Such Series C Preferred Stock is being transferred to the Corporation or a Subsidiary thereof.

3.                           Such Series C Preferred Stock is being transferred in the United States to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in a transaction complying with Rule 144A under the Securities Act.

4.                           Such Series C Preferred Stock is being transferred outside the United States in an offshore transaction complying with Rule 904 of Regulation S under the Securities Act.

5.                           Such Series C Preferred Stock is being transferred pursuant to an exemption from registration under the Securities Act provided by Rule 144 thererunder (if available).

6.                           Such Series C Preferred Stock is being transferred in reliance on and in compliance with another available exemption from the registration requirements of the Securities Act.

7.                           Such Series C Preferred Stock is being transferred pursuant to an effective registration statement under the Securities Act.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Transfer Agent shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other evidence as may reasonably be required in order to determine that such transfer is being made in compliance with the Securities Act and applicable State securities laws.

Date:  ___________________

Signature:  _____________________________

(Sign exactly as your name appears on the other side of this Series C Preferred Stock certificate)

Signature Guarantee:[41]  ____________________

*/           Please check applicable box.

EXHIBIT D

FORM OF CERTIFICATE OF FREE TRANSFERABILITY

CUSIPs:  68618W 407
68618W506

Dear Sir/Madam:

Whereas the 8.750% Non-Cumulative Convertible Perpetual Preferred Stock, Series C (the "Series C Preferred Stock") have become freely tradable without restrictions by non-Affiliates of Oriental Financial Group, Inc. (the "Corporation") pursuant to Rule 144 under the Securities Act of 1933, as amended, in accordance with Section 21(c)(vii) of the certificate of designations dated as of [           ], 2012, as the same may be amended from time to time (the "Certificate of Designations") pursuant to which the Series C Preferred Stock were issued, the Corporation hereby instructs you that:

(i)                 the restrictive legends described in Section 21(a)(iii)(D) of the Certificate of Designations and set forth on the certificates evidencing the Global Preferred Stock and the Certificated Preferred Stock shall be deemed removed from such certificates, in accordance with the terms and conditions of the Series C Preferred Stock and as provided in the Certificate of Designations, without further action on the part of holders;

(ii)               the restricted CUSIP number for the certificates evidencing the Global Preferred Stock and Certificated Preferred Stock shall be deemed removed from such certificates and

[41]             (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

replaced with the unrestricted CUSIP number set forth therein, in accordance with the terms and conditions of the Series C Preferred Stock and as provided in the Certificate of Designations, without further action on the part of holders;

(iii)             any shares of Common Stock issued upon conversion of the Series C Preferred Stock (A) shall be issued without the restrictive legends described in Section 21(b)(i) of the Certificate of Designations and (B) will be assigned the Unrestricted Stock CUSIP and

(iv)             (A) the restricted legends described in Section 21(c)(i) will be deemed removed from any shares of Common Stock previously issued upon conversion of the Series C Preferred Stock, and (B) the restricted stock CUSIP thereon shall be deemed removed from such shares of Common Stock and replaced with the Unrestricted Stock CUSIP.

Capitalized terms used but not defined herein shall have the meanings set forth in the Certificate of Designations.

Very truly yours,

ORIENTAL FINANCIAL GROUP, INC.

By:________________

Name:

                                                                                                            Title*:

___________________________________________________

*              The signatory must be one of the Officers authorized by the Certificate of Designations to sign this certificate.

EXHIBIT B

Form of Opinion of Company Puerto Rico Counsel*

1.                  The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and a financial holding company under the Gramm-Leach-Bliley Act of 1999, as amended, and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico.

2.                  The Company has the corporate power and authority to execute and deliver and to perform its obligations under the Transaction Documents, including, without limitation, to issue the Preferred Shares and the Underlying Shares.

3.                  Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchasers (to the extent they are a party), each of the Transaction Documents constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.                  The execution and delivery by the Company of each of the Transaction Documents and the performance by the Company of its obligations under such agreements, including its issuance and sale of the Preferred Shares and the Underlying Shares, do not and will not: (a) result in any violation of the Certificate of Incorporation or bylaws of the Company, (b) require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Company with any Puerto Rico governmental authority, except for the filing of the Certificate of Designations with the Secretary of State (but we express no opinion relating to any change in control filing that may be required of any Purchaser under the Puerto Rico Banking Act, as amended), (c) violate any court order, judgment or decree, if any, or (d) result in a breach of, or constitute a default under, any Material Contract.

5.                  The Preferred Shares being delivered to the Purchasers pursuant to the Subscription Agreement have been duly and validly authorized and, when issued, delivered and paid for as contemplated in the Subscription Agreement, will be duly and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Company’s Certificate of Incorporation or bylaws.  The Underlying Shares, when issued in accordance with the Certificate of Designations, will be duly authorized and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Company’s Certificate of Incorporation or bylaws.

6.                  No registration under the Puerto Rico Uniform Securities Act, as amended, of the Preferred Shares or the Underlying Shares is required in connection with the offer, sale and delivery of the Preferred Shares or the Underlying Shares to the Placement Agent and the Purchasers, assuming (i) the accuracy of the representations and warranties of the Company set forth in the Subscription Agreement and (ii) the due performance of the Company and the Purchasers of the covenants and agreements set forth in the Subscription Agreement.

7.                  The authorized capital stock of the Company consists of 110,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of common stock, $1.00 par value per share, and (ii) 10,000,000 shares of preferred stock, $1.00 par value per share.

*  The opinion letter of Company Counsel will be subject to customary limitations and carveouts.

EXHIBIT C

Form of Opinion of Company U.S. Counsel*

1.      The Subscription Agreement has been duly executed and delivered by the Company under the law of the State of New York.

2.      The issuance and the sale of the Preferred Stock to the Purchasers pursuant to the Subscription Agreement do not, and the performance by the Company of its obligations in the Subscription Agreement and the Preferred Stock will not, result in a violation of any United States federal or New York State law or published rule or regulation that in our experience normally would be applicable to bank holding companies with respect to such issuance, sale or performance (but we express no opinion relating to the United States federal securities laws or any state or Puerto Rico securities or Blue Sky laws).

3.      No registration of the Preferred Stock or the Underlying Shares under the U.S. Securities Act of 1933, as amended, is required for the offer and sale of the Preferred Stock or the Underlying Shares by the Company to the Purchasers pursuant to and in the manner contemplated by the Subscription Agreement.

4.      No registration of the Company under the U.S. Investment Company Act of 1940, as amended, is required for the offer and sale of the Preferred Stock or the Underlying Shares by the Company in the manner contemplated by the Subscription Agreement and the application of the proceeds thereof as described in the Subscription Agreement.

*  The opinion letter of Company Counsel will be subject to customary limitations and carveouts.

EXHIBIT D

Form of Secretary’s Certificate

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Subscription Agreement, dated as of June 28, 2012, by and among the Company and the investors party thereto (the “Subscription Agreement”), and (further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Subscription Agreement.

1.                  Attached as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on [_______].  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.                  The Company’s Certificate of Incorporation, as amended (attached hereto as Exhibit B), were filed as an Exhibit to the 10-Q filed with the SEC on August 10, 2010; its bylaws (attached hereto as Exhibit C) were filed as an Exhibit to the 8-K filed with the SEC on June 23, 2008.  Such Certificate of Incorporation, as amended, and bylaws, constitute true, correct and complete copies of the Certificate of Incorporation, as amended, and bylaws as in effect on the date hereof.

3.                  Attached hereto as Exhibit D is a true and complete specimen of the global certificate representing the Preferred Stock and such specimen certificate is in the form approved by the Board of Directors of the Company.

4.                  Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Subscription Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
_________________________
_________________________

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of [____], 2012.

[_____________]
Secretary

I, [_____________], [Chief Financial Officer], hereby certify that [_____________] is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

[______________]

[Chief Financial Officer]

EXHIBIT E

Form of Officer’s Certificate

The undersigned, the [Chief Financial Officer] [Chief Executive Officer] of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), pursuant to Section 5.1(f) of the Subscription Agreement, dated as of June 28, 2012 by and among the Company and the investors signatory thereto (the “Subscription Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Subscription Agreement):

1.         The representations and warranties of the Company contained in the Subscription Agreement are true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are true and correct in all respects) as of the date of the Subscription Agreement and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.         The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of [_______], 2012.

[__________]

[Chief Financial Officer] [Chief Executive Officer]

EXHIBIT F

Subsidiaries

Oriental Bank and Trust

Oriental International Bank Inc.

Oriental Mortgage Corporation

EB Operating Number One, Inc.

Oriental Financial Services Corp.

Oriental Insurance, Inc.

Caribbean Pension Consultants, Inc.

Oriental Financial (PR) Statutory Trust II

EXHIBIT G

Form of Acquisition Agreement

ACQUISITION AGREEMENT

dated as of

June 28, 2012

between

ORIENTAL FINANCIAL GROUP INC.

and

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

relating to the purchase and sale

of

100% of the Common Stock

of each of

BBVA PR HOLDING CORPORATION

and

BBVA SECURITIES OF PUERTO RICO, INC.

Page

ARTICLE 1  Definitions

Section 1.01.   Definitions.................................................................................................... 2

Section 1.02.   Other Definitional and Interpretative Provisions....................................... 11

ARTICLE 2 Purchase and Sale

Section 2.01.   Purchase and Sale..................................................................................... 12

Section 2.02.   Closing....................................................................................................... 12

ARTICLE 3 Representations and Warranties of Seller

ARTICLE 4 Representations and Warranties of Buyer

ARTICLE 5 Covenants of Seller

ARTICLE 6 Covenants of Buyer

Section 6.01.   Access........................................................................................................ 45

Section 6.02.   Seller Marks Phase Out............................................................................. 46

Section 6.03.   Waiver of Conflicts Regarding Representation; Nonassertion of Attorney-Client Privilege    47

ARTICLE 7 Covenants of Buyer and Seller

ARTICLE 8 Conditions to Closing

ARTICLE 9 Termination

Section 9.01.   Grounds for Termination........................................................................... 62

Section 9.02.   Effect of Termination.................................................................................. 63

ARTICLE 10 Survival; Indemnification

ARTICLE 11 Miscellaneous

ARTICLE 12 Tax Matters

Schedules

Buyer Disclosure Schedules

Seller Disclosure Schedules

Exhibit A – Preliminary list of transition services

Exhibit B – Form of base agreement for Transition Services Agreement

Exhibit C – Form of Merger Agreement

ACQUISITION AGREEMENT

AGREEMENT (this “Agreement”) dated as of June 28, 2012 between Oriental Financial Group Inc., a Puerto Rico corporation (“Buyer”), and Banco Bilbao Vizcaya Argentaria, S.A., a limited liability company incorporated in Spain (“Seller”).

W  I  T  N  E  S  S  E  T  H :

WHEREAS, Seller is the record and beneficial owner of (i) 20,755,889 shares (the “HoldCo Transferred Shares”) of common stock, par value $8.00 per share (the “HoldCo Common Stock”), of BBVA PR Holding Corporation, a corporation incorporated under the laws of Puerto Rico (“HoldCo”), which HoldCo Transferred Shares represent all of the outstanding shares of HoldCo Common Stock, and (ii) 805,000 shares (the “Broker-Dealer Transferred Shares”) of common stock, par value $1.00 per share (the “Broker-Dealer Common Stock”), of BBVA Securities of Puerto Rico, Inc., a corporation incorporated under the laws of Puerto Rico (“Broker-Dealer”), which Broker-Dealer Transferred Shares represent all of the outstanding shares of Broker-Dealer common Stock;

WHEREAS, HoldCo is the record and beneficial owner of (i) 20,755,889 shares (the “PR Subsidiary Shares”) of common stock, par value $8.00 per share (the “PR Common Stock”), of Banco Bilbao Vizcaya Argentaria Puerto Rico, a state-chartered bank organized under the laws of Puerto Rico (“PR Bank”, which term shall include the surviving bank following the Bank Merger (as defined below)), which PR Subsidiary Shares represent all of the outstanding shares of PR Common Stock, and (ii) 2,500 shares (the “Seguros Subsidiary Shares”) of common stock, par value $100.00 per share (the “Seguros Common Stock”), of BBVA Seguros, Inc., a corporation incorporated under the laws of Puerto Rico (“Seguros”, and collectively with HoldCo, PR Bank and Broker-Dealer, the “Companies”), which Seguros Subsidiary Shares represent all of the outstanding shares of Seguros Common Stock;

WHEREAS, Seller desires to sell the HoldCo Transferred Shares and the Broker-Dealer Transferred Shares (together, the “Transferred Shares”) to Buyer, and Buyer desires to purchase the Transferred Shares from Seller, upon the terms and subject to the conditions hereinafter set forth, and on the Closing Date (as defined herein) following the purchase and sale of the Transferred Shares, Buyer intends to merge PR Bank (the “Bank Merger”) with its insured depository institution Subsidiary (“Buyer Bank”); and

WHEREAS, (i) prior to the date hereof, Buyer entered into agreements (“Subscription Agreements”) with investors to sell an aggregate of $84,000,000 of Non-Cumulative Convertible Perpetual Preferred Stock of Buyer and (ii) following the date hereof, Buyer intends to issue and sell at least $66,000,000 of additional equity and/or equity-linked securities (which may be in one or more tranches) (the capital raise referred to in this Clause (ii), the “Buyer Capital Raise”);

The parties hereto agree as follows:

Article 1
Definitions

Section 1.01.  Definitions.  Error! Bookmark not defined.(a) As used herein, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided  that none of the Companies, the BBVA Foundation nor any of the BBVA Foundation’s controlled Affiliates shall be considered an Affiliate of Seller.  For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, commonwealth, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Balance Sheets” means (i) the audited balance sheet as of December 31, 2011 of HoldCo, (ii) the audited balance sheet as of December 31, 2011 of Broker-Dealer, (iii) the audited balance sheet as of December 31, 2011 of PR Bank and (iv) the audited balance sheet as of December 31, 2011 of Seguros.

“Balance Sheet Date” means December 31, 2011.

“Bank Merger Act” means the Bank Merger Act, as amended, and the rules and regulations promulgated thereunder.

“Banking Act” means the Puerto Rico Banking Act, as amended, and the rules and regulations promulgated thereunder.

“BHC Act” means the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, San Juan, Puerto Rico or Madrid, Spain are authorized or required by Applicable Law to close.

“Buyer Disclosure Schedules” means the disclosure schedules delivered by Buyer to Seller concurrently with the execution of this Agreement.

“Closing Date” means the date of the Closing.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules and regulations promulgated thereunder.

“Company” means any of the Companies (and, following the Closing, any successor thereto).  It is understood that PR Bank includes its BBVAPR División de Valores Municipales division and its Banco Bilbao Vizcaya Argentaria Puerto Rico Overseas unit.

“Company Shares” means the HoldCo Transferred Shares, the Broker-Dealer Transferred Shares, the PR Subsidiary Shares and the Seguros Subsidiary Shares.

“Confidentiality Agreement” means, collectively, (i) the letter agreement dated April 11, 2011 between Seller and Buyer, as amended and restated by (a) that certain letter agreement dated August 15, 2011 between Seller and Buyer (the “First  Letter Agreement”) and (b) that certain letter agreement dated May 2, 2012 between Seller and Buyer (the “Second Letter Agreement”), (ii) the First Letter Agreement and (iii) the Second Letter Agreement.

“Contract” means, with respect to any Person, any oral or written agreement, indenture, debt instrument, contract, license, lease or other binding commitment to which such Person or any of its Subsidiaries is a party or by which any of them is bound or to which any of their properties or assets is subject.

“Environmental Laws” means any Applicable Law relating to pollution or protection of the environment (including ambient air, surface water, groundwater, land surface, subsurface strata, plant and animal life, or other natural resources), including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976 (each, as amended, and any rules and regulations thereunder), and other Applicable Law relating to the emission, discharge, presence, disposal or release of, or human exposure to, pollutants, contaminants, chemicals or toxic or hazardous substances or wastes, including without limitation asbestos and asbestos-containing material, polychlorinated biphenyls, and petroleum or any fractions thereof (collectively known as “Hazardous Material”).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

“ERISA Affiliate” of any entity means any other entity which, together with such entity, would be treated as a single employer under Section 414 of the Code.

“Extensions of Credit” means, collectively, each loan, revolving credit facility, letter of credit, bankers’ acceptance, guarantee or other extension of credit or commitment to extend credit made or entered into by any Company.

“FDIA” means the Federal Deposit Insurance Act, as amended, and the rules and regulations promulgated thereunder.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve” means the Board of Governors of the Federal Reserve System.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any transnational, domestic or foreign federal, commonwealth, state or local governmental, regulatory or administrative authority (including any self-regulatory authority), department, court, agency or official, including any political subdivision thereof.

“HoldCo  Subsidiaries” means PR Bank and Seguros.

“IBC Act” means the Puerto Rico International Banking Center Regulatory Act, as amended, and the rules and regulations promulgated thereunder.

“Income Tax” means any U.S. federal, state, local or foreign Tax which is based on or measured in whole or in part by income (or that includes as one of its alternative bases a Tax based on or measured by income).

“Indebtedness” of any Person means: (a) all liabilities of such Person for borrowed money by such Person, whether current or funded, fixed or contingent, secured or unsecured, all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, and all liabilities of such Person in respect of mandatorily redeemable or purchasable share capital or securities convertible into share capital of such Person; (b) all liabilities of such Person for the deferred purchase price of property or services (not including, for the avoidance of doubt, accounts payable incurred in the ordinary course of business), which are, and to the extent, required to be classified and accounted for under GAAP as liabilities; (c) all liabilities of such Person in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which are, and to the extent, required to be classified and accounted for under GAAP as capital leases; (d) all liabilities of such Person as account party (and not as issuer) for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction securing obligations of a type described in clause (a), (b) or (c) above to the extent of the obligation secured; and (e) all liabilities of such Person as obligor, guarantor or otherwise for obligations of a type described in clause (a), (b), (c) or (d) above, to the extent of the obligation secured (other than any such liabilities incurred in the ordinary course of providing banking services).

“Intellectual Property” means: (a) Trademarks; (b) copyrights, including original works of authorship and registrations or applications for registration of copyrights and any renewals or extensions thereof; (c) patents and patent applications, including divisions, continuations, continuations in part and renewals, extensions and reissues thereof; (d) trade secrets, inventions (whether patentable or not), know-how, and confidential information; (e) to the extent not otherwise covered in clauses (a) through (d) of this definition, rights in and to software, data and databases; and (f) any other intellectual property rights related thereto, throughout the world.

“knowledge of Buyer”, “Buyer’s knowledge” or any other similar knowledge qualification in this Agreement means to the actual knowledge of any of José R. Fernández, José R. González, Ganesh Kumar, Norberto González or
Carlos O. Souffront.

“knowledge of Seller”, “Seller’s knowledge” or any other similar knowledge qualification in this Agreement means to the actual knowledge of any of the individuals set forth in Section 1.01(a) of the Seller Disclosure Schedules.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance in respect of such property or asset.

“Losses” means any and all losses, claims, damages, liabilities, obligations, costs and expenses (including, without limitation, as a result of any notices, actions, suits, proceedings, claims, demands, assessments, judgments, awards, costs, penalties, Taxes and reasonable expenses, including reasonable attorneys’ and other professionals’ fees and disbursements) but excluding (i) any loss of goodwill, loss of revenue, loss of profits or opportunities and any other special, expectation, indirect or consequential losses (other than such damages actually paid to third parties in connection with a Third Party Claim) or (ii) any punitive or exemplary damages (other than such damages actually paid to third parties in connection with a Third Party Claim).

“Material Adverse Effect” means any effect, change or set of facts that individually or in the aggregate with other effects, changes or sets of facts, has a material adverse effect on the financial condition, business, assets, liabilities or results of operations of the Companies, taken as a whole, excluding any effect to the extent resulting from (A) changes in GAAP or changes in the regulatory accounting requirements applicable to any industry in which any of the Companies operates, (B) changes in the financial or securities markets or changes in the general economic or political conditions in the United States, Puerto Rico or abroad, (C) changes (including changes in Applicable Law) or conditions generally affecting any industry in which any of the Companies operates, (D) acts of war, sabotage, terrorism or natural disasters, (E) the announcement, pendency or consummation of the transactions contemplated by this Agreement (including any resulting decreases in customer demand, reduction in revenues, work stoppages or loss or threatened loss of employees or other employee disruptions not resulting from any breaches by Seller or any Company of Seller’s covenants), (F) any changes in interest rates generally in the United States or in any relevant market, (G) any failure of any of the Companies to meet any internal or published or third party budgets, projections, forecasts or predictions of financial performance for any period (it being understood that the underlying reasons for any such failure may be considered as independently constituting or contributing to a Material Adverse Effect), (H) any downgrade in rating of any debt securities of any of the Companies by Standard & Poor’s Financial Services LLC, Moody’s Investor Service, Inc., Fitch, Inc. or any of their respective affiliates (it being understood that the underlying reasons for any such downgrade may be considered as independently constituting or contributing to a Material Adverse Effect), (I) any action taken (or omitted to be taken) at the written request of Buyer or (J) any action taken by Seller or any of the Companies that is required pursuant to this Agreement (other than the requirement of the first sentence of Section 5.01); provided, however, that with respect to clauses (A), (B), (C), (D) or (F) such effects, changes or sets of facts shall be considered to the extent that they disproportionately affect any of the Companies compared to other similar financial institutions in Puerto Rico.

“MSRB” means the Municipal Securities Rulemaking Board.

“Municipal License Taxes” means any Tax imposed by a municipality on the gross receipts of, or on the gross volume of business derived by, a Person engaged for profit in any business or industry in a municipality in Puerto Rico, which is levied pursuant to Act No. 113 of July 10, 1974 known as the Municipal License Tax Act of 1974, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“OCFI” means the Office of the Commissioner of Financial Institutions of Puerto Rico.

“OCFI Letter” shall have the meaning set forth in Section 3.15 of the Seller Disclosure Schedules.

“Permit” means a governmental license, authorization, permit, consent, endorsement or approval.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Pre-Balance Sheet Tax Period” means any taxable period (or portion thereof) ending on or prior to the Balance Sheet Date.

“Pre-Closing Straddle Period” means the portion of the Straddle Period ending on the Closing Date.

“Pre-Closing Tax Period” means any taxable period (or portion thereof) ending on or prior to the Closing Date.

“Puerto Rico Code” means the Internal Revenue Code for a New Puerto Rico and its predecessor Puerto Rico Internal Revenue Code of 1994, as amended, and the rules and regulations promulgated thereunder.

“REO” means real estate acquired through foreclosure or deed in lieu of foreclosure, even if the mortgagee has not yet received title to the property; real estate collateral in a mortgagee’s possession, regardless of whether formal foreclosure proceedings have been initiated; and foreclosed real estate sold under contract and accounted for under the deposit method of accounting.

“Retention Agreements” means the Management Retention Agreements dated as of the date hereof by and between PR Bank or Broker Dealer, respectively, and each of the parties set forth in Section 1.01(b) of the Seller Disclosure Schedules.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Seller Disclosure Schedules” means the disclosure schedules delivered by Seller to Buyer concurrently with the execution of this Agreement.

“Straddle Period” shall mean a taxable period beginning on or before, and ending after, the Closing Date.

“Subsidiary” means, with respect to any entity, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such first entity; provided  that none of the Companies, the BBVA Foundation nor any of the BBVA Foundation’s controlled Affiliates shall be considered a Subsidiary of Seller.

“Tax” means any tax, governmental fee or other like assessment or charge in the nature of taxes (including, but not limited to, withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or similar additional amount, and any liability for any of the foregoing as a result of membership in an affiliated, consolidated, combined or unitary group for Tax purposes, as transferee or successor by contract or otherwise.

“Tax Contest” shall mean any audit, action, suit, court proceeding, investigation or other dispute with respect to any Tax matter that affects any of the Companies.

“Tax Return” means any Tax return, statement, report, election, declaration, disclosure, schedule or form (including any estimated tax or information return or report) filed or required to be filed with any Taxing Authority.

“Taxing Authority” means any governmental authority (domestic or foreign) responsible for the imposition or collection of any Tax.

“Termination Losses” means any and all losses, claims, damages, liabilities, obligations, costs and expenses (including as a result of any notices, actions, suits, proceedings, claims, demands, assessments, judgments, awards, costs, penalties, Taxes and reasonable expenses, including reasonable attorneys’ and other professionals’ fees and disbursements) but excluding (i) any loss of goodwill, loss of revenue, loss of profits or opportunities and any other special, expectation, indirect or consequential losses, in each case, that are not reasonably foreseeable (other than such damages actually paid to third parties in connection with a Third Party Claim), and (ii) any punitive or exemplary damages (other than such damages actually paid to third parties in connection with a Third Party Claim).

“Trademarks” means any and all trademarks, trade names, corporate names, company names, business names, service marks, logos, brand names, domain names and all other source or business identifiers, and the rights in any of the foregoing which arise under Applicable Law, including all goodwill symbolized thereby or associated therewith.

“Uniform Securities Act” means the Uniform Securities Act of Puerto Rico, as amended, and the rules and regulations promulgated thereunder.

                      (b)            Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acquired Business	7.06(a)
Agreement	Preamble
Bank Merger	Preamble
Bank Merger Agreement	7.05
Basket	10.02(c)
Break-up Fee	9.02(b)
Broker-Dealer	Preamble
Broker-Dealer Common Stock	Preamble
Broker-Dealer Transferred Shares	Preamble
BSA	3.17
Buyer	Preamble
Buyer Bank	Preamble
Buyer Capital Raise	Preamble
Buyer Indemnified Parties	10.02(a)
Cap	10.02(c)
Closing	2.02
Companies	Preamble
Company Indemnified Party	6.06(a)
Company Securities	3.05
Continuing Employee	7.09(c)
CRA	3.17
Current Representation	6.03(a)
Damages	6.06(a)
Derivative Contract	3.35
Designated Person	6.03(a)
e-mail	11.01
Employee Plans	3.29
Enforceability Exceptions	3.02
Excepted Employees	7.06(b)
Excluded Software	7.11(c)
Form BD	3.34(b)
Historical Price	7.04
HoldCo	Preamble
HoldCo Common Stock	Preamble
HoldCo Transferred Shares	Preamble
Indemnified Party	10.03(a)
Indemnifying Party	10.03(a)
Licensed Software	7.11(a)
Litigation	3.12
Material Contract	3.11
Materials	6.02(a)
Materially Burdensome Regulatory Condition	7.02(a)
OFAC	3.17
Outside Date	9.01(b)
Patriot Act	3.17
Permitted Liens	3.20
Post-Closing Representation	6.03(a)
PR Bank	Preamble
PR Common Stock	Preamble
PR Subsidiary Shares	Preamble
Prohibited Activities	7.06(a)
Proxy Statement	3.31
Purchase Price	2.01
Regulatory Agreement	3.15
Required Information	5.07
Retained Domain Names	6.02(c)
Seguros	Preamble
Seguros Common Stock	Preamble
Seguros Subsidiary Shares	Preamble
Seller	Preamble
Seller Indemnified Parties	10.02(b)
Seller Marks	6.02(a)
Services	7.04
Services Schedules	7.04
Subscription Agreements	Preamble
Third Party Claim	10.03(a)
Third Party Software	7.11(b)
Transferred Shares	Preamble
Transferred Software	7.11(a)
Transition Services Agreement	7.04

Section 1.02.  Other Definitional and Interpretative Provisions.  The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.  It is understood and agreed that neither the specification of any dollar amount in any representation or warranty contained in this Agreement nor the inclusion of any specific item in the Seller Disclosure Schedules is intended to imply that such amount or higher or lower amounts, or the item so included or other items, are or are not material, and neither party shall use the fact of the setting of such amount or the fact of the inclusion of any such item in the Seller Disclosure Schedules in any dispute or controversy between the parties as to whether any obligation, item or matter (including any such obligation, item or matter not described in this Agreement or not included in the Seller Disclosure Schedules) is or is not material for purposes of this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Article 2
Purchase and Sale

Section 2.01.  Purchase and Sale.  Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Transferred Shares at the Closing.  The purchase price for the Transferred Shares (the “Purchase Price”) is $500,000,000 in cash.  The Purchase Price shall be paid as provided in Section 2.02.

Section 2.02.  Closing.  The closing (the “Closing”) of the purchase and sale of the Transferred Shares hereunder shall take place at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York, two Business Days after satisfaction of the conditions set forth in Article 8 (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions), or at such other time or place as Buyer and Seller may agree.  At the Closing:

                                               (a)            Buyer shall deliver to Seller the Purchase Price in immediately available funds by wire transfer to an account of Seller with a bank in New York, New York designated by Seller, by notice to Buyer, which notice shall be delivered not later than two Business Days prior to the Closing Date (or if not so designated, then by certified or official bank check payable in immediately available funds to the order of Seller in such amount);

                                              (b)            Buyer shall deliver to Seller a duly executed counterpart of the Transition Services Agreement, signed by Buyer, and the certificate to be delivered by Buyer pursuant to Section 8.03;

                                               (c)            Seller shall deliver to Buyer a duly executed counterpart of the Transition Services Agreement, signed by Seller, and the certificate to be delivered by Seller pursuant to Section 8.02; and

                                              (d)            Seller shall deliver to Buyer certificates for the Transferred Shares duly endorsed or accompanied by stock powers duly endorsed in blank, with any required transfer stamps affixed thereto.

Article 3
Representations and Warranties of Seller

Except as set forth in the relevant Seller Disclosure Schedules (subject to Section 11.11), Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date that:

Section 3.01.  Organization and Power.  (a)Each of Seller and each Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate (or comparable) powers to own, lease and operate its properties and to carry on its business as now conducted.  Each Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have or be reasonably expected to have a Material Adverse Effect.  Seller has prior to the date hereof delivered to Buyer true, complete and correct copies of the certificate of incorporation (or comparable document) and bylaws of each of the Companies as currently in effect.

                      (b)            Without limitation to Section 3.01(a) above, (i) HoldCo is duly registered under the BHC Act, (ii) PR Bank’s Banco Bilbao Vizcaya Argentaria Puerto Rico Overseas unit is duly licensed under the IBC Act, (iii) BBVAPR División de Valores Municipales is duly registered under the 1934 Act and is licensed by the OCFI and (iv) Seguros is duly registered with the Office of the Commissioner of Insurance of Puerto Rico under the Puerto Rico Insurance Code, as amended.

Section 3.02.  Corporate Authorization.  The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby are within Seller’s corporate powers and have been duly authorized by all necessary corporate action on the part of Seller.  This Agreement constitutes a valid and binding agreement of Seller enforceable against Seller in accordance with its terms, except as such enforcement may be limited by (i) the effect of applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other Applicable Law affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (clauses (i) and (ii) collectively, the “Enforceability Exceptions”).

Section 3.03.  Governmental Authorization.  The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority other than (i)receipt of regulatory approvals, consents or waivers, if applicable, from, and expiration of all statutory waiting periods in connection therewith, the following agencies: (A)the OCFI pursuant to the IBC Act, the Banking Act, and certain conditions imposed by the OCFI in the OCFI Letter; (B)the Federal Reserve under the BHC Act; (C)the FDIC under the Bank Merger Act; and (D)FINRA pursuant to NASD Rule 1017, (ii)compliance with any applicable requirements of the 1934 Act, (iii)filings with the MSRB, to the extent necessary, (iv)delivery of a post-Closing notice of the transactions to (A)the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico, (B)the MSRB, (C)the OCFI pursuant to the Uniform Securities Act, and (D)the Bank of Spain, (v)in connection with the Bank Merger, a filing with the Puerto Rico State Department and (vi)any such action or filing as to which the failure to make or obtain would not, individually or in the aggregate, have a Material Adverse Effect or materially interfere with, impede or delay the transactions contemplated hereby.  Seller has not been advised in any manner by any Governmental Authority, and otherwise has no reason to believe, that any of the approvals referred to in this Section 3.03 will not be granted. To the knowledge of Seller, there are no facts or circumstances relating to any of the Companies that, individually or in the aggregate, would reasonably be expected to, result in a failure to satisfy the conditions set forth in Section 8.01(a).

Section 3.04.  Noncontravention.  The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate (x) the certificate of incorporation (or comparable document) or bylaws of any Company or (y) the memorandum and articles of association or bylaws of Seller, (ii) assuming compliance with the matters referred to in Section 3.03, violate any Applicable Law (including, for the avoidance of doubt, any rulings issued by the OCFI to authorize the organization and operation of PR Bank’s Banco Bilbao Vizcaya Argentaria Puerto Rico Overseas unit),  (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation, modification or acceleration of any right or obligation of Seller or any Company or to a loss or reduction of any benefit or right to which Seller or any Company is entitled or trigger any requirement or option for additional consideration under any provision of any Contract or other instrument binding upon Seller or any Company, (iv) constitute a default under, or give rise to any right of termination, cancellation or acceleration of, or otherwise give rise to an obligation to repay or offer to repay, any Indebtedness of any Company or (v) result in the creation or imposition of any Lien on any of the Transferred Shares or any asset of any Company, except for any Permitted Liens with respect to assets of any Company, with such exceptions, in the case of each of clauses (ii) through (v), as would not have, individually or in the aggregate, a Material Adverse Effect or materially interfere with, impede or delay the transactions contemplated hereby.

Section 3.05.  Capitalization.  Error! Bookmark not defined.(a) The authorized capital stock of (i)HoldCo consists of 25,000,000 shares of HoldCo Common Stock and 5,000,000 shares of preferred stock, par value $1.00, (ii)Broker-Dealer consists of 1,000,000 shares of Broker-Dealer Common Stock, (iii)PR Bank consists of 25,000,000 shares of PR Common Stock and (iv)Seguros consists of 5,000 shares of Seguros Common Stock. As of the date hereof, there are outstanding (A)20,755,889 shares of HoldCo Common Stock, (B)805,000 shares of Broker-Dealer Common Stock, (C)20,755,889 shares of PR Common Stock and (D)2,500 shares of Seguros Common Stock.

                      (b)            All Company Shares have been duly authorized and validly issued and are fully paid and non-assessable.  Except as set forth in this Section 3.05, there are no outstanding Error! Bookmark not defined.(i) shares of capital stock or voting securities of any Company, Error! Bookmark not defined.(ii) securities of Seller or of any of its Affiliates or a Company convertible into or exchangeable for shares of capital stock or voting securities of any Company or Error! Bookmark not defined.(iii) options or other rights to acquire from Seller or any of its Affiliates or any Company, or other obligation of Seller or of any of its Affiliates or any Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of such Company (the items in clauses 3.05(b)(i), 3.05(b)(ii) and 3.05(b)(iii) being referred to collectively as the “Company Securities”).  There are no outstanding obligations of any Company to repurchase, redeem or otherwise acquire any Company Securities.

Section 3.06.  Ownership of Shares; Subsidiaries.  (a)Seller is the record and beneficial owner of the Transferred Shares, free and clear of any Lien, and will transfer and deliver to Buyer at the Closing valid title to the Transferred Shares free and clear of Liens.

(b)HoldCo is the record and beneficial owner of the PR Subsidiary Shares and the Seguros Subsidiary Shares, free and clear of Liens.

(c)Except with respect to HoldCo’s ownership and control of the HoldCo Subsidiaries, no Company owns or controls, directly or indirectly, any Subsidiary, other than in connection with foreclosure or other enforcement of a security interest in connection with an Extension of Credit, in the ordinary course of business.

(d)None of the Transferred Shares are subject to, or have been issued in violation of, any preemptive rights.  No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the holders of capital stock of a Company have the right to vote have been issued by any Company or are outstanding.

(e)None of Seller or any Company is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of the Transferred Shares.

(f)Except with respect to HoldCo’s ownership and control of the HoldCo Subsidiaries, no Company controls more than 4.9% of a class of voting securities of, or otherwise controls, any depository institution (as defined in the FDIA) or any company that directly or indirectly controls a depository institution.

Section 3.07.  Financial Statements.  (a)The audited balance sheets at December 31, 2010 and 2011 and the related audited statements of income and cash flows for the years ended December 31, 2010 and 2011 and the unaudited interim balance sheet at March 31, 2012 and the related unaudited interim statements of income for the three months ended March 31, 2012 of HoldCo have in all material respects been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), and fairly present in all material respects the financial position of HoldCo at the dates thereof and its results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

                      (b)            The audited balance sheets at December 31, 2010 and 2011 and the related audited statements of income and cash flows for the years ended December 31, 2010 and 2011 and the unaudited interim balance sheet at March 31, 2012 and the related unaudited interim statements of income for the three months ended March 31, 2012 of Broker-Dealer have in all material respects been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), and fairly present in all material respects the financial position of Broker-Dealer at the dates thereof and its results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

                       (c)            The audited balance sheets at December 31, 2010 and 2011 and the related audited statements of income and cash flows for the years ended December 31, 2010 and 2011 and the unaudited interim balance sheet at March 31, 2012 and the related unaudited interim statements of income for the three months ended March 31, 2012 of PR Bank have in all material respects been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), and fairly present in all material respects the financial position of PR Bank at the dates thereof and its results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

                      (d)            The audited balance sheets at December 31, 2010 and 2011 and the related audited statements of income and cash flows for the years ended December 31, 2010 and 2011 and the unaudited interim balance sheet at March 31, 2012 and the related unaudited interim statements of income for the three months ended March 31, 2012 of Seguros have in all material respects been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), and fairly present in all material respects the financial position of Seguros at the dates thereof and its results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

                       (e)            Seller has previously made available to Buyer complete and correct copies of the financial statements described in this Section 3.07 (including any related notes and schedules thereto and, in the case of any audited financial statements, the signed opinions of the independent auditors of the Companies).

Section 3.08.  Absence of Certain Changes.  (a)From the Balance Sheet Date (i)until the date hereof, the business of the Companies has in all material respects been conducted in the ordinary course consistent with past practices and (ii)there has not been any event, occurrence, development or state of circumstances or facts that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)From the Balance Sheet Date until the date hereof, there has not been any action taken by any of the Companies that, if taken during the period from the date of this Agreement through the Closing Date without Buyer’s consent, would constitute a breach of Section 5.01(e), (f), (h), (i), (j), (k), (l), (m), (n), (r), (s), (u) or (to the extent relating to any of the foregoing) (v).

Section 3.09.  No Undisclosed Material Liabilities.  There are (i) no liabilities or obligations of the Companies of any nature, whether accrued, absolute, fixed, contingent or otherwise, and whether due or to become due, that, in any such case, would be required by GAAP to be reflected on a consolidated balance sheet of HoldCo (assuming Broker-Dealer were a wholly owned Subsidiary of HoldCo) and (ii) to the knowledge of Seller, no liabilities or obligations of the Companies of any nature, whether accrued, absolute, fixed, contingent or otherwise, and whether due or to become due, that, in any such case, would not be required by GAAP to be reflected on a consolidated balance sheet of HoldCo (assuming Broker-Dealer were a wholly owned Subsidiary of HoldCo), in each case other than:

                                               (a)            liabilities provided for in one of the Balance Sheets or disclosed in the notes thereto;

                                              (b)            liabilities under any agreement or instrument to which any of the Companies is a party as of the date hereof or to which any Company becomes a party or any Company enters into subsequent to the date hereof in compliance with Section 5.01 (in each case, other than liabilities resulting from a breach or default by any of the Companies thereunder);

                                               (c)            liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date; or

                                              (d)            other liabilities which, individually or in the aggregate, would not have a Material Adverse Effect.

Section 3.10.  Intercompany Accounts and Contracts.  As of March 31, 2012, there were no material intercompany balances between Seller and its Affiliates, on the one hand, and any of the Companies, on the other hand except as set forth in Section 3.10 of the Seller Disclosure Schedules.  Since March 31, 2012 there has not been any accrual of any liability by any of the Companies to Seller or any of its Affiliates or other transaction between any of the Companies and Seller and any of its Affiliates, except for liabilities and transactions that are not material and were entered into in the ordinary course of business of any such Companies consistent with past practice.

Section 3.11.  Material Contracts.  Error! Bookmark not defined.(a) As of the date hereof, except as set forth in Section 3.11 of the Seller Disclosure Schedules, none of the Companies is a party to or bound by any of the following (each a “Material Contract”):

                                                     (i)            any lease (whether of real or personal property) providing for annual rental payments by such Company of $500,000 or more that cannot be terminated on not more than 60 days’ notice without payment by such Company of any material penalty;

                                                   (ii)            any Contract for the purchase of goods or services providing for either (A)annual payments by such Company of $500,000 or more or (B)aggregate payments by such Company of $2,500,000 or more, in each case that cannot be terminated on not more than 60 days’ notice without payment by such Company of any material penalty;

                                                 (iii)            any Contract providing for the sale by such Company of goods or services that provides for either (A)annual payments to such Company of $500,000 or more or (B)aggregate payments by such Company of $2,500,000 or more;

                                                 (iv)            any material partnership, joint venture or other similar agreement or arrangement;

                                                   (v)            any Contract relating to (A) the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) or (B) the acquisition of any assets or the incurrence of any liabilities by any Company, in each case under this clause (v) involving an amount in excess of $5,000,000;

                                                 (vi)            any Contract relating to Indebtedness of such Company, except any such Contract with respect to an aggregate outstanding principal amount of Indebtedness not exceeding $5,000,000;

                                               (vii)            any exclusive dealing Contract that materially limits the freedom of such Company or any Contract that contains express non‑competition or non-solicitation covenants that materially limit or purport to materially limit the freedom of such Company to compete in any line of business or with any Person or in any area, or to solicit the business of any Person or category of Persons;

                                             (viii)            any Contract that (A)grants any rights of first refusal, right of first offer or similar rights with respect to any material assets, rights or property of any Company, (B)materially limits or purports to materially limit the ability of any Company to own, operate, sell, transfer, pledge or otherwise dispose of any material assets or business such Company owns, or (C)contains a “most favored nation” clause or similar term providing preferential pricing to a party (other than a Company) that is material to the Companies as a whole;

                                                 (ix)            any material Contract by any Company with Seller or any of its Affiliates or any director or officer of Seller or any of its Affiliates;

                                                   (x)            any (A)consulting Contract or employment Contract that is with any director or officer of a Company or (B)severance Contract, retention Contract, change of control Contract, consulting Contract or employment Contract that is not terminable upon 30 days’ notice or less and without any financial obligation exceeding $100,000, or any similar Contract with an employee of a Company;

                                                 (xi)            any material Contract with a Governmental Authority;

                                               (xii)            any Contract that contains a license for such Company to use any third-party Intellectual Property (other than Contracts for off-the-shelf software for an annual license fee of no more than $100,000) and is material to the conduct of the business of the Companies as currently conducted; or

                                             (xiii)            any Contract containing a license or other grant of rights to any third party to use any Intellectual Property that is owned by such Company (other than non-exclusive licenses granted in the ordinary course of business) and is material to the conduct of the business of the Companies as currently conducted.

                      (b)            Except as would not be material to the Companies taken as a whole, (i)each Material Contract is a valid and binding agreement of the applicable Company and, to the knowledge of Seller, the other parties thereto, is enforceable against the applicable Company and, to the knowledge of Seller, the other parties thereto, in accordance with its terms (subject to the Enforceability Exceptions) and is in full force and effect, (ii)the applicable Company has performed all of the obligations required to be performed by it to date under each Material Contract and (iii)none of the Companies or, to the knowledge of Seller, any other party thereto, is in default or breach in any respect under the terms of any such Material Contract and, to the knowledge of Seller, none of the Companies has received notice alleging the existence of an event or condition that constitutes or, after notice or lapse of time or both, will constitute such a default or breach.

Section 3.12.  Litigation.  As of the date hereof, there is no action, suit, investigation or proceeding (“Litigation”) pending against, or to the knowledge of Seller, threatened against Seller, any of the Companies or any of their respective properties before any arbitrator or any Governmental Authority which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or materially interfere with, impede or delay the transactions contemplated hereby.

Section 3.13.  Compliance with Laws and Court Orders.  Except for violations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or materially interfere with, impede or delay the transactions contemplated hereby, since January 1, 2010, each Company has conducted its business in compliance with Applicable Law.  There is no judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority outstanding against a Company specifically that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  Since January 1, 2010, no Company has received notice from any Governmental Authority asserting that such Company is not in material compliance with any Applicable Law.  Except as has not had, and would not reasonably be expected to have, a Material Adverse Effect, since January 1, 2010, (a)each Company has properly administered all accounts for which it acts as a fiduciary, including accounts for which it acts as trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in compliance with the terms of the governing documents of such accounts and Applicable Law, (b)no Company has received notice of any failure to properly administer all accounts for which it acts as a fiduciary and (c)no Company or, to the knowledge of Seller, any director, officer or employee of any Company, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account.  The accountings for each such fiduciary account are true and correct in all material respects and reflect the assets of such fiduciary account in all material respects.  No transaction has occurred that has resulted or reasonably could be expected to result in (i)a material excise tax under Section 4975 of the Code imposed on any of the Companies or (ii)a material liability under the fiduciary responsibility provisions of ERISA imposed on any of the Companies.

Section 3.14.  Regulatory Filings.  Since January 1, 2010, each Company has filed in a timely manner with the applicable Governmental Authorities all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that it has been required to file pursuant to Applicable Law and has paid all material fees and assessments due and payable in connection therewith.  All such reports, registrations and statements that have been filed with the applicable Governmental Authorities were complete and accurate in all material respects and comply in all material respects with Applicable Law, including without limitation, the Reports of Condition and Income required to be filed under the FDIA.  Except for normal examinations conducted by a Governmental Authority in the ordinary course of the business of Seller or a Company, no Governmental Authority has initiated, has threatened or advised a Company that it would initiate, or has pending any proceeding, enforcement action or, to the knowledge of Seller, investigation into the business, disclosures or operations of such Company.  Since January 1, 2010, no Governmental Authority resolved any material proceeding, enforcement action or investigation into the business, disclosures or operations of a Company.  There is no material unresolved violation, criticism, or exception by any Governmental Authority with respect to any report or statement relating to any examinations or inspections of a Company.  There has been no formal or informal inquiry by, or disagreement or dispute with, any Governmental Authority with respect to the business, operations, policies or procedures of a Company (other than normal examinations conducted by a Governmental Authority in the ordinary course of business of Seller or a Company) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.15.  Supervisory Actions. Except as set forth in Section 3.15 of the Seller Disclosure Schedules, no Company is a party to or subject to any cease-and-desist or other order or directive, enforcement action, written agreement, consent decree, agreement or memorandum of understanding, troubled condition letter, commitment letter, supervisory letter or similar undertaking with or issued by, or has been since January 1, 2010 a recipient of any of the foregoing from, or has been ordered to pay any civil money penalty by, or since January 1, 2010, has adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Authority (each, a “Regulatory Agreement”), other than those of general application, nor has any Company been advised by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any Regulatory Agreement, other than those of general application.

Section 3.16.  Federal Deposit Insurance.  Deposit accounts of PR Bank within the insurable maximum are insured by the FDIC to the fullest extent permitted by Applicable Law, and all premiums and assessments required to be paid in connection therewith have been paid when due.  PR Bank has met all conditions of such insurance, including timely payment of its premiums.  Since January 1, 2010, PR Bank has not received any notification from the FDIC threatening or contemplating revocation or limitation of, or which would have the effect of revoking or limiting, FDIC deposit insurance.

Section 3.17.  Community Reinvestment Act and Anti-Money Laundering.  PR Bank is, and since January 1, 2010 has at all times been, in satisfactory compliance with the Community Reinvestment Act (“CRA”), and has, and at all times since January 1, 2010 has had, an overall rating for CRA purposes by federal and state bank regulators no lower than “satisfactory”.  Since January 1, 2010, none of the Companies has been operating in violation in any material respect of the federal Bank Secrecy Act (31 C.F.R. Part 103) (“BSA”), the USA PATRIOT Act of 2001, Public Law 107-56 (“Patriot Act”), any order issued with respect to anti‑money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), or any other applicable anti-money laundering statute, rule or regulation or any license, order or regulation issued with respect to economic sanctions programs by OFAC.

Section 3.18.  Customer Information Security.  The Companies have at all times since January 1, 2010 complied in all material respects with, and to Seller’s knowledge there are no facts or circumstances which would cause the Companies to be deemed not to be in satisfactory compliance in any material respect with, the applicable privacy of customer information requirements contained in any privacy laws and regulations, including, without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and regulations promulgated thereunder, as well as the provisions of the information security program adopted by PR Bank pursuant to 12 C.F.R. Part 364.

Section 3.19.  Tax Matters.  (a)(i)All material Tax Returns required to be filed by or on behalf of the Companies have been timely filed; (ii)all such Tax Returns were true and complete in all material respects; and (iii)all Taxes shown as due and payable on the returns that have been filed have been timely paid, or withheld and remitted, to the appropriate Taxing Authority.

                      (b)            The Companies have complied in all material respects with requirements for withholding of Tax on payments to their respective employees, stockholders and other third parties and have timely paid any such Taxes over to the appropriate authorities.

                       (c)            (i)There is no claim, audit, action, suit, proceeding or investigation now pending or threatened in writing against or with respect to any of the Companies in respect of any material Tax; (ii)there are no requests for rulings or determinations in respect of any material Tax pending between any of the Companies and any Taxing Authority; and (iii)none of the Companies has entered into any agreement or arrangement with any Taxing Authority with regard to any material Tax liability affecting any Tax period for which the applicable statute of limitations, after giving effect to extensions or waivers, has not expired.

                      (d)            To the knowledge of Seller, no written claim has ever been made by an authority in a jurisdiction where a Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

                       (e)            None of the Companies has any liability for the Taxes of any Person (other than the Companies), as a transferee or successor, by Contract (including any Tax sharing, indemnification or allocation agreement), by operation of law or otherwise, other than pursuant to agreements the primary purpose of which is not tax allocation.

                       (f)            Since the Balance Sheet Date, none of the Companies has made, changed or revoked any material Tax election, changed any material method of Tax accounting, or adopted or changed any taxable year or period, entered into any material closing agreement with respect to Taxes, filed any material amended Tax Return, settled or compromised any material Tax claim or assessment or made or surrendered any material claim for a refund of Taxes.

                      (g)            To the knowledge of Seller, there are no Liens on the assets of any of the Companies relating or attributable to Taxes other than Liens for Taxes not yet due and payable or being contested in good faith and for which appropriate reserves have been established in accordance with GAAP.

Section 3.20.  Properties.  (a)Except in each case with respect to REO, (i)Seller has previously disclosed to Buyer a complete and accurate list of all material real property owned, leased or licensed by each Company, (ii)the Companies have good and marketable fee title to all material real property owned by them, (iii)to Seller’s knowledge there are no outstanding options, rights of first refusal or other pre-emptive rights or purchase rights with respect to any such material owned real property, (iv)there are no pending or, to Seller’s knowledge any threatened, condemnation or similar proceeding affecting any such material owned real property or any material portion thereof, (v)all material real property owned by the Companies is in material compliance with all applicable zoning laws, land use laws and building codes and (vi)in the case of leased property and assets (whether real, personal, tangible or intangible) that are material to the Companies, taken as a whole, the leases are valid, binding and enforceable in accordance with their respective terms (subject to the Enforceability Exceptions), there is not under any such lease any material existing default by any Company or, to Seller’s knowledge, any other party thereto, and the Company party thereto has valid leasehold interests therein.  None of such property or assets is subject to any Lien, except:

                                              (b)                 Liens disclosed in Section 3.20 of the Seller Disclosure Schedules;

                                               (c)                 Liens disclosed on one of the Balance Sheets or notes thereto or securing liabilities reflected on one of the Balance Sheets or notes thereto;

                                              (d)                 Liens for taxes, assessments and similar charges that are not yet due or are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

                                               (e)                 mechanic’s, materialman’s, carrier’s, repairer’s and other similar Liens arising or incurred in the ordinary course of business that are not overdue by more than 60 days, or that are not yet due and payable or are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

                                               (f)                 easements, rights-of-way, encumbrances, restrictions, imperfections or irregularities of title that do not materially interfere with or materially impair the use of the property or assets subject thereto in the ordinary course of business;

                                              (g)                 zoning, building, subdivision and other similar requirements and restrictions;

                                              (h)                 Liens incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date; or

                                                (i)                 other Liens which would not, individually or in the aggregate, have, or be reasonably expected to have, a Material Adverse Effect (paragraphs (b)-(i) of this Section 3.20 are, collectively, the “Permitted Liens”).

Section 3.21.  Intellectual Property.  (a)Section 3.21(a) of the Seller Disclosure Schedules sets forth a true and complete list of all Intellectual Property owned by each Company that is registered (or the subject of an application for registration).  Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, with respect to Intellectual Property that is required to be listed in Section 3.21(a) of the Seller Disclosure Schedules, (i)the Companies exclusively own such Intellectual Property free and clear of any Liens (other than Permitted Liens) and, (ii)to the knowledge of Seller, such Intellectual Property is valid and enforceable.

                      (b)            Neither Seller nor its Affiliates own any Intellectual Property, including any software, that is primarily used in or material to the business of the Companies, taken as a whole, except, in each case, for Intellectual Property to be provided to the Companies pursuant to Section 6.02, Section 7.11 or the Transition Services Agreement.

                       (c)            Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the conduct of the business of the Companies, including the Companies’ products and services, does not infringe on, misappropriate or otherwise violate the Intellectual Property of any Person, (ii) no Company has received written notice from any third party of any claim (A) adverse to such Company with respect to the validity, enforceability or ownership of any Intellectual Property owned or used by such Company or (B) alleging that the conduct of the business of such Company infringes on, misappropriates, or otherwise violates any Intellectual Property of such third party and, to Seller’s knowledge, no such claims are threatened, and (iii) to the knowledge of Seller, no third party is infringing on, misappropriating or otherwise violating any Intellectual Property owned by any of the Companies.

                      (d)            Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Companies have taken commercially reasonable steps (i) to maintain and protect each item of Intellectual Property owned by the Companies, (ii) to protect the confidentiality of all trade secrets and confidential information owned by the Companies or otherwise used in the business of the Companies, and (iii) to protect the data, information technology systems and software used in connection with the operation of the business of the Companies, including reasonable virus protection, disaster recovery and security measures and the Companies are not aware of any material breaches or thefts that would adversely affect any of the foregoing.

Section 3.22.  Books and Records and Internal Controls. (a)The records, systems, controls, data and information of each Company are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the control of each Company or any of their representatives (including all means of access thereto and therefrom) in all material respects and in compliance in all material respects with applicable legal requirements.  Each Company has established and maintained a system of internal accounting controls designed to provide reasonable assurances that (i)transactions are executed in accordance with its management’s general or specific authorizations and (ii)transactions are recorded in conformity with GAAP consistently applied and Applicable Law.  Since January 1, 2010, no Company or, to Seller’s knowledge, any director, senior executive officer, auditor independent accountant of Seller or a Company, has received written notice of or, to the knowledge of Seller, otherwise obtained knowledge of, any material weakness regarding the accounting or auditing practices, procedures or methods of or any of the Companies or their respective internal accounting controls, other than material weaknesses that have been remedied prior to the date of this Agreement.

                      (b)            The Companies have (A) implemented and maintained disclosure controls and procedures designed to ensure that material information relating to each Company is made known to appropriate executive officers of such Company by others within that Company and (B) disclosed, based on the most recent evaluation prior to the date of this Agreement, to Seller’s outside auditors and the audit committee of Seller’s board of directors (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect any Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in any Company’s internal controls over financial reporting.

Section 3.23.  Insurance Coverage.  Each insurance policy that is material to the Companies, taken as a whole, is in full force and effect, all premiums due and payable thereon have been paid, and the beneficiary of each such policy insofar as it relates to the Companies or their businesses or assets is a Company, and no Company has received notice to the effect that any of them are in material default under any such insurance policy.  Seller has made available to Buyer a list of, and true and complete copies of, all insurance policies and fidelity bonds relating to the assets, business, operations, employees, officers or directors of the Companies.  As of the date hereof, there are no material claims by any of the Companies pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights.

Section 3.24.  Permits.  Except as has not had, and would not reasonably be expected to have, a Material Adverse Effect, since January 1, 2010, (i) each Company has all Permits required to conduct its business as now conducted, (ii) the Permits of each Company required to carry on its business as now conducted are valid and in full force and effect, (iii) none of the Companies is in default under, any of its Permits required to carry on its business as now conducted, (iv) none of the Permits of any Company required to carry on its business as now conducted will be terminated or impaired as a result of the transactions contemplated hereby and (v) no Company has received any notification from any Governmental Authority seeking, purporting or threatening to revoke any Permit.

Section 3.25.  Sufficiency of Assets.  Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, at the Closing, the Companies will own or have the right to use (including pursuant to the Transition Services Agreement) all of the assets, rights and properties necessary to conduct the business of the Companies in substantially the same manner as now conducted.

Section 3.26.  Finders’ Fees.  There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Seller or any of the Companies who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement from any of the Companies, Buyer or any of their respective Affiliates.

Section 3.27.  Employees.  Prior to the date hereof, Seller has made available to Buyer a true and complete list as of March 31, 2012 of (i) the title, (ii) the annual salary and (iii) the most recent annual bonus of each of the officers of the Companies and any other employee of any of the Companies whose annual base salary exceeds $100,000.

Section 3.28.  Labor. (a)No Company is a party to any collective bargaining agreement and (i) no labor union or other collective bargaining or works council unit represents or claims to represent any of the Companies’ employees, and (ii) there is no union campaign being conducted to solicit cards from employees to authorize a union to request a National Labor Relations Board (or similar body) certifications election with respect to the Companies’ employees.  No Company has engaged in any plant closing or employee layoff that would violate or give rise to an obligation to provide any notice required pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar Applicable Law.

                      (b)            The Companies are in material compliance with all Applicable Law regarding the employment of their respective employees, including without limitation compliance with respect to employment practices, labor, terms and conditions of employment, characterization of employees, termination or severance practices, and wages and hours requirements.  There are no complaints, lawsuits or other proceedings pending or threatened against the Companies brought by or on behalf of an applicant for employment, any current or former employee or any class of the foregoing, relating to any such laws, or alleging breach of any express or implied contract of employment, wrongful termination of employment, improper payment or calculation or application of severance or enhanced severance, failure to pay any used statutory vacation and sick leave or unused accumulated statutory vacation leave in excess of the maximum accumulation or  any other discriminatory, wrongful or tortious conduct in connection with the employment relationship that would reasonably be expected to result in material liability to the Companies.

Section 3.29.  Employee Benefit Plans.  Error! Bookmark not defined.(a) Seller has made available to Buyer a list of and copies of each material “employee benefit plan”, as defined in Section 3(3) of ERISA (whether or not subject to ERISA), each employment, severance or similar contract, plan, arrangement or policy, and each other plan, policy or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by any Company or any ERISA Affiliate of a Company and covers any employee or former employee of the Companies, and all amendments and modifications thereto and written interpretations thereof have been furnished to Buyer together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with any such plan or trust.  Such plans are referred to collectively herein as the “Employee Plans”.

                      (b)            None of the Companies nor any of their Subsidiaries sponsors, maintains or contributes to, or has in the past six years sponsored, maintained or contributed to, any Employee Plan or other plan (i)subject to Title IV of ERISA or (ii)that is a defined benefit plan subject to any similar Applicable Law.

                       (c)            None of the Companies, any ERISA Affiliate of a Company nor any predecessor thereof contributes to, or has in the past six years contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA.

                      (d)            Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all Applicable Law, including the Puerto Rico Code, which are applicable to such Employee Plan.   Except as would not reasonably be expected to result in material liability to the Companies, there are no investigations (to the knowledge of Seller and other than review of determination letter requests) by any governmental agency, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Employee Plans), suits or proceedings against or involving any Employee Plan or asserting any rights or claims to benefits under any Employee Plan pending, or to the knowledge of Seller, threatened or anticipated with respect to any Employee Plan.

                       (e)            Each Employee Plan which is intended to be qualified under Section 1081.01(a) of the Puerto Rico Code or other Applicable Law has received a favorable determination letter, or has pending or has time remaining in which to file an application for such determination from the Puerto Rico Treasury Department, and to Seller’s knowledge there is no reason why any such determination letter should be revoked or not be reissued.  Seller has made available to Buyer copies of the most recent determination letters issued by the Puerto Rico Treasury Department with respect to each such Employee Plan.

                       (f)            None of the Companies has any current or projected liability in respect of post‑employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of such Company.

                      (g)            The consummation of the transaction contemplated by this Agreement will not, either alone or in connection with some other event (i) entitle any current or former employee, director or independent contractor to severance pay , bonus amounts, incentive plan payments, retirement benefits, job security benefits or similar benefits, (ii) result in any breach or violation of, or default under, any Employee Plan, (iii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits or (iv) increase the amount payable or trigger any other material obligation pursuant to any of the Employee Plans.

                      (h)            The transactions contemplated by this Agreement are not subject to Section 280G of the Code.

Section 3.30.  Environmental Matters.  Except as to matters that have not had, and would not reasonably be expected to have, a Material Adverse Effect, and except with respect to REO, to the knowledge of Seller:

                       (a)            (i)no written notice, order, request for information, complaint or penalty has been received by Seller or any of the Companies, and (ii)there are no judicial, administrative or other actions, suits, investigations or proceedings pending or, to the knowledge of Seller, threatened, in the case of each of (i) and (ii), which allege noncompliance with or liability under any Environmental Law (including for the presence, disposal or release of or exposure to any Hazardous Material) and relate to any of the Companies;

                      (b)            each of the Companies has all environmental Permits necessary for its operations to comply with all applicable Environmental Laws and, since January 1, 2010, has been and is in compliance with the terms of such Permits and with all other applicable Environmental Laws;

                       (c)            there has been no written environmental audit conducted within the past five years by Seller or any of the Companies to the knowledge of Seller of any property currently owned, operated or leased by any of the Companies which has not been delivered or made available to Buyer prior to the date hereof, and to the knowledge of Seller no Hazardous Materials requiring investigation, remediation, or other response action or other conditions that could give rise to liability under Environmental Laws are present at or under such properties; and

                      (d)            none of the Companies owns, operates or leases any property in New Jersey or Connecticut.

Section 3.31.  Seller Information.  The information as updated from time to time relating to the Companies supplied by Seller pursuant to Section 5.07 specifically for inclusion in any Buyer proxy statement (a “Proxy Statement”), registration statement or other offering document, or any amendment or supplement thereto, shall not, (i) on the date any such Proxy Statement, or amendment or supplement thereto, related to the Buyer Capital Raise is first distributed to the shareholders of Buyer and on the date of the related shareholder meeting, (ii) on the date any such registration statement, or amendment or supplement thereto, related to the Buyer Capital Raise is declared effective by the SEC and on the date of the completion of distribution thereunder or (iii) on the date any such other offering document, or amendment or supplement thereto, related to the Buyer Capital Raise is first used and on the date of the completion of distribution thereunder, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Notwithstanding anything to the contrary in this Agreement and in all cases subject to Section 10.01, Seller shall have no liability under this Section 3.31 except to the extent arising out of or relating to a Third Party Claim with respect to a material misstatement or omission in any Proxy Statement, registration statement or other offering document, in each case relating to the Buyer Capital Raise.

Section 3.32.  Extensions of Credit.  Each Extension of Credit (i) is evidenced by notes or other evidences of indebtedness, which, together with all security agreements and guarantees, are valid and legally binding obligations of the applicable Company and, to Seller’s knowledge, the other parties thereto, are enforceable in accordance with their terms (subject to the Enforceability Exceptions) and are in full force and effect, unless such Extension of Credit has been modified pursuant to a modification agreement or similar instrument, a copy of which is contained within the applicable loan file, (ii) complies in all material respects with Applicable Law, (iii) has been made, entered into or acquired by such Company in accordance with customary board of director-approved loan policies, (iv) if administered and serviced by PR Bank, is administered and serviced and the relevant files are maintained in accordance with the relevant loan documents, PR Bank’s underwriting standards and with Applicable Law and (v) if secured, such Company has a valid and enforceable Lien on the collateral relating to such Extension of Credit and has all documentation needed to enforce such Lien (subject to the Enforceability Exceptions), except, in each of clauses (i) through (v), where such failure, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

Section 3.33.  Certain Loan Matters.  (a)Section 3.33(a) of the Seller Disclosure Schedules sets forth a list of all Extensions of Credit as of March 31, 2012 by PR Bank to any directors, executive officers and principal shareholders (as such terms are defined in Regulation O of the Federal Reserve (12 C.F.R. Part 215)) of any Company; (b)except as listed in Section 3.33(b) of the Seller Disclosure Schedules, there are no employee, officer, director or other affiliate Extensions of Credit on which the borrower is paying a rate other than that reflected in the note or the relevant credit agreement or on which the borrower is paying a rate which was below market at the time the Extensions of Credit were made; and (c)all such Extensions of Credit are and were made in compliance in all material respects with Applicable Law.

Section 3.34.  Broker-Dealer.  (a)Broker-Dealer is duly registered under the 1934 Act as a broker-dealer with the SEC and is in compliance in all material respects with the applicable provisions of the 1934 Act, including the net capital requirements and customer protection requirements thereof.  Broker-Dealer is a member in good standing with all required self-regulatory organizations and in compliance in all material respects with all applicable rules and regulations of such self-regulatory organizations.  Broker-Dealer is a member in good standing of the Securities Investor Protection Corporation.  Broker-Dealer and each registered representative thereof is duly registered, licensed or qualified as a broker-dealer or registered representative under, and in compliance in all material respects with, the Applicable Law of all jurisdictions in which it is required to be so registered and each such registration, license or qualification is in full force and effect and in good standing.  There is no Litigation pending or, to Seller’s knowledge, threatened, that would reasonably be expected to lead to the revocation, amendment, failure to renew, limitation, suspension or restriction of any such registrations, licenses and qualifications.

                      (b)            Seller has made available to Buyer true, correct and complete copies of Broker-Dealer’s Uniform Application for Broker-Dealer Registration on Form BD filed since January 1, 2010, reflecting all amendments thereto to the date hereof (each, a “Form BD”).  The Forms BD of Broker-Dealer are in compliance in all material respects with the applicable requirements of the 1934 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading at the time such statements were made.

                       (c)            Neither the Broker-Dealer nor any director, officer, employee or natural person associated person of the Broker-Dealer (i) is or has been ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the 1934 Act, (ii) is subject to a “statutory disqualification” as defined in Section 3(a)(39) of the 1934 Act or (iii) is subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of the Broker-Dealer, municipal securities dealer, government securities broker or government securities dealer under Section 15, Section 15B or Section 15C of the 1934 Act, and except as has not had, nor would be reasonably expected to have, a Material Adverse Effect, there is no Litigation pending or to Seller’s knowledge, threatened, that is reasonably likely to result in any such person being deemed ineligible as described in clause (i), subject to a “statutory disqualification” as described in clause (ii) or subject to a disqualification as described in clause (iii).

                      (d)            No Company is required to be registered as an investment advisor, commodity trading advisor, commodity pool operator, futures commission merchant or futures introducing broker under any Applicable Law, except for those registrations where the failure to be so registered has not had, nor would be reasonably likely to have, a Material Adverse Effect.

Section 3.35.  Derivative Instruments.  Except as would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect, all swaps, caps, floors, option agreements, futures and forward contracts and other similar derivative transactions (each, a “Derivative Contract”), whether entered into for a Company’s account, or for the account of one or more customers of a Company: (i) were entered into in the ordinary course of business and in accordance with prudent banking practices and Applicable Law and (ii) are legal, valid and binding obligations of one or more of the Companies and, to Seller’s knowledge, each of the counterparties thereto, enforceable in accordance with their terms (subject to the Enforceability Exceptions), and are in full force and effect.  The Companies and, to Seller’s knowledge, the counterparties to all such Derivative Contracts have duly performed, in all material respects, their obligations thereunder to the extent that such obligations to perform have accrued.  To Seller’s knowledge, there are no material breaches, violations or defaults of allegations or assertions of such by any party pursuant to any such Derivative Contracts.

Article 4
Representations and Warranties of Buyer

Buyer represents and warrants to Seller as of the date hereof and as of the Closing Date that:

Section 4.01.  Corporate Existence and Power.  Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Puerto Rico and has all corporate powers and all material Permits required to carry on its business as now conducted.

Section 4.02.  Corporate Authorization.  The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby are within Buyer’s corporate powers and have been duly authorized by all necessary corporate action on the part of Buyer.  This Agreement constitutes a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as such enforcement may be limited by the Enforceability Exceptions.

Section 4.03.  Governmental Authorization.  The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby require no material action by or in respect of, or material filing with, any Governmental Authority other than (i)receipt of regulatory approvals, consents or waivers, if applicable, from, and expiration of all statutory waiting periods in connection therewith, the following agencies: (A)the OCFI pursuant to the IBC Act, the Banking Act, and certain conditions imposed by the OCFI in the OCFI Letter; (B)the Federal Reserve under the BHC Act; (C)the FDIC under the Bank Merger Act; and (D)FINRA pursuant to NASD Rule 1017, (ii)compliance with any applicable requirements of the 1934 Act, (iii)filings with the MSRB, to the extent necessary, (iv)delivery of a post-Closing notice of the transactions to (A)the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico, (B)the MSRB, (C)the OCFI pursuant to the Uniform Securities Act, and (D)the Bank of Spain, (v)in connection with the Bank Merger, a filing with the Puerto Rico State Department and (vi)any such action or filing as to which the failure to make or obtain would not, individually or in the aggregate, be material to Buyer or materially interfere with, impede or delay the transactions contemplated hereby.  Buyer has not been advised in any manner by any Governmental Authority, and otherwise has no reason to believe, that any of the approvals referred to in this Section 4.03 will not be granted.

Section 4.04.  Noncontravention.  The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i)violate the certificate of incorporation or bylaws of Buyer, (ii)assuming compliance with the matters referred to in Section 4.03, violate in any material respect any Applicable Law, (iii)require any consent or other action by any Person under, violate, conflict with, result in the breach of any provision of, constitute a default under, or give rise to any right of termination, cancellation, modification or acceleration of any right or obligation of Buyer or to a loss or reduction of any benefit or right to which Buyer is entitled or trigger any requirement or option for additional consideration under any provision of any Contract or other instrument binding upon Buyer, (iv)constitute a default under, or give rise to any right of termination, cancellation or acceleration of, or otherwise give rise to an obligation to repay or offer to repay, any Indebtedness of Buyer or (v)result in the creation or imposition of any Lien on any asset of Buyer, with such exceptions in the case of each of clauses (ii) through (v) as would not have, individually or in the aggregate, a material adverse effect on Buyer or materially interfere with, impede or delay the transactions contemplated hereby.

Section 4.05.  Financing.  (a)Buyer has not been advised in any manner by any counterparty to a Subscription Agreement, and otherwise has no reason to believe, that the transactions contemplated by any of the Subscription Agreements shall not be consummated within three Business Days after the date hereof.  Prior to the execution hereof, Buyer has delivered to Seller true, complete and correct copies of each Subscription Agreement.  Each Subscription Agreement is a valid and binding agreement of Buyer and, to the knowledge of Buyer, the other parties thereto, is enforceable against Buyer and, to the knowledge of Buyer, the other parties thereto, in accordance with its terms (subject to the Enforceability Exceptions) and is in full force and effect.  Buyer has performed all of the obligations required to be performed by it to date under each Subscription Agreement in all material respects.  Neither Buyer nor, to the knowledge of Buyer, any other party thereto, is in default or breach in any material respect under the terms of any Subscription Agreement and, to the knowledge of Buyer, neither Buyer nor any other party thereto, has received notice alleging the existence of any event or condition that constitutes or, after notice or lapse of time or both, will constitute such a default or breach.

                      (b)            Buyer (i) has (assuming the completion of the Buyer Capital Raise in an amount not less than $66,000,000), and will have at Closing, sufficient cash to enable it to make payment of the Purchase Price and any other amounts to be paid by it hereunder, and (ii) is and will be at Closing (after giving effect to the transactions contemplated hereby, including the Buyer Capital Raise, on a pro forma basis) at least “well-capitalized,” as defined in the BHC Act.  Buyer acknowledges and agrees that neither the consummation of the Buyer Capital Raise nor the consummation of the transactions contemplated by the Subscription Agreements shall be deemed a condition to Buyer’s obligation to consummate the Closing.  No regulator has indicated that it will condition any of the Governmental Authorizations set forth in Section 4.03 upon an increase in Buyer’s capital or compliance with any capital requirement, standard or ratio, in each case that would not be satisfied by the completion of the Buyer Capital Raise in an amount not less than $66,000,000, assuming for this purpose that the closing under the Subscription Agreements has occurred.

Section 4.06.  Regulatory Approvals.  To the knowledge of Buyer, there are no facts or circumstances relating to Buyer or its Affiliates that, individually or in the aggregate, would reasonably be expected to, result in a failure to satisfy the conditions set forth in Section 8.01(a).

Section 4.07.  Purchase for Investment.  Buyer is purchasing the Transferred Shares for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.  Buyer (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Transferred Shares and is capable of bearing the economic risks of such investment.

Section 4.08.  Litigation.  As of the date hereof, there is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against, Buyer before any arbitrator or any Governmental Authority which is reasonably likely to materially interfere with, impede or delay the transactions contemplated by this Agreement.

Section 4.09.  Agreements with Governmental Authorities.  Neither Buyer nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to or with, or is subject to any order or directive by, any Governmental Authority that, in any such case, would reasonably be expected to, individually or in the aggregate, materially interfere with, impede or delay the transactions contemplated by this Agreement, nor has Buyer or any of its Subsidiaries been advised by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any such agreement, memorandum of understanding, letter, undertaking, order or directive.

Section 4.10.  Finders’ Fees.  Except for Jefferies Group Inc., whose fees and expenses will be paid by Buyer, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement from Seller or any of its Affiliates.

Section 4.11.  Inspections; No Other Representations.  Buyer is an informed and sophisticated purchaser, and has engaged expert advisors, experienced in the evaluation and purchase of companies such as the Companies as contemplated hereunder.  Buyer has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement without reliance upon any express or implied representations or warranties of any nature made by or on behalf of or imputed to Seller, except as expressly set forth in this Agreement.  Buyer acknowledges that Seller has given Buyer complete and open access to the key employees, documents and facilities of the Companies.  Without limiting the generality of the foregoing, Buyer acknowledges that Seller makes no representation or warranty, express or implied, with respect to (i) any projections, estimates or budgets delivered to or made available to Buyer of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of any of the Companies or the future business and operations of any of the Companies, (ii) any other information or documents made available to Buyer or its counsel, accountants or advisors with respect to the Companies or their respective businesses or operations or (iii) any other matter (including the quality of PR Bank’s loan portfolio), except, in the case of clauses (ii) and (iii), as expressly set forth in this Agreement.

Article 5
Covenants of Seller

Seller agrees that:

Section 5.01.  Conduct of the Company.  From the date hereof until the Closing Date, Seller shall cause each Company to conduct its businesses in all material respects in the ordinary course consistent with past practice, to use its commercially reasonable efforts to preserve intact its business organizations and relationships with third parties, to keep available the services of its present officers and employees and to comply in all material respects with all Applicable Laws and requirements or mandates of Governmental Authorities.  Without limiting the generality of the foregoing, from the date hereof until the Closing Date, except as disclosed in Section 5.01 of the Seller Disclosure Schedules or as expressly contemplated hereby, Seller will not without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed) permit any of the Companies to:

                                               (a)            adopt or propose any change in its certificate of incorporation or bylaws;

                                              (b)            change the number of authorized or issued shares of its capital stock, or split, combine or reclassify any shares of Company Securities;

                                               (c)            declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the Transferred Shares, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Transferred Shares;

                                              (d)            issue, deliver or sell any shares of Company Securities;

                                               (e)            merge or consolidate with any other Person, make any acquisition of any material business or operations of any other Person, or enter into a purchase and assumption transaction with respect to deposits and liabilities;

                                               (f)            license, assign, subject to any Lien (other than a Permitted Lien) or otherwise encumber (other than a Permitted Lien), or abandon, cancel, or allow to lapse or fail to maintain any material Intellectual Property owned by any Company except in the ordinary course of business consistent in all material respects with past practice;

                                              (g)            enter into, renew or modify or amend in any material respect, terminate, assign or waive any material rights or claims under, any Material Contract or Contract that would be Material Contract if entered into prior to the date of this Agreement, except in the ordinary course of business consistent in all material respects with past practice;

                                              (h)            create new Subsidiaries or open new business units;

                                                (i)              (x)  sell, pledge, lease, license, transfer, mortgage, assign, encumber (other than a Permitted Lien) or otherwise dispose of any material assets or property except pursuant to existing Contracts or (y) cancel, release or assign (A) any Indebtedness of any Person to any other Person other than any of its wholly owned Subsidiaries or (B) any claims against any Person to any Person other than any of its wholly owned Subsidiaries, except in each such case referenced in this clause (i), (1) in the ordinary course of business consistent in all material respects with past practice or (2) as expressly required by Contracts in force as of the date of this Agreement and disclosed as such in Section 5.01(i) of the Seller Disclosure Schedules;

                                                (j)            purchase or otherwise acquire any material assets or incur any material liabilities other than in the ordinary course of business consistent in all material respects with past practice;

                                              (k)            make any capital expenditure in excess of $2,000,000 in the aggregate except pursuant to the capital expenditure plan set forth in Section 5.01(k) of the Seller Disclosure Schedules;

                                                (l)            adopt a plan of complete or partial liquidation or dissolution or resolutions providing for or authorizing such a liquidation or dissolution, restructuring, recapitalization or reorganization;

                                            (m)            (i) incur any material long-term Indebtedness for borrowed money (or modify any of the material terms of any such outstanding long-term Indebtedness) other than in the ordinary course of business consistent in all material respects with past practice, (ii) subject any material asset to a Lien (other than (x) Permitted Liens, (y) in connection with deposits, repurchase agreements, bankers acceptances, “treasury tax and loan” accounts established in the ordinary course of business and transactions in “federal funds” and the satisfaction of legal requirements in the exercise of trust powers and (z) in the ordinary course of business consistent with past practice) or (iii) assume, guarantee, endorse or otherwise as an accommodation become responsible for the Indebtedness or other obligations of any other Person in an amount that is material to the Companies, taken as a whole, or make any material Extension of Credit or material capital contribution to, or material investment in, any Person, except, in each case, in the ordinary course of business;

                                              (n)            change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date), regulatory accounting guidelines or Applicable Law;

                                              (o)            purchase any material securities or otherwise make any material investments other than substantially in accordance with the investment policy of the Companies in effect as of April 2012 and previously provided to Buyer or in the ordinary course of business consistent in all material respects with past practice;

                                              (p)            except for existing Extensions of Credit issued prior to the date of this Agreement that have not yet expired, make any new Extension of Credit or renewal of Extensions of Credit other than substantially in accordance with the credit policy of the Companies in effect as of April 2012 and previously provided to Buyer;

                                              (q)            (i) grant or increase benefits payable under any severance or termination pay arrangement to (or amend any existing arrangement with) any employee of a Company, (ii) increase benefits payable under any existing severance or termination pay Employee Plan, (iii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any employee of a Company or establish, renew, adopt, amend or terminate any collective bargaining, employee benefit or other Employee Plan, (iv) accelerate the vesting of any compensation, (v) cause the funding of any rabbi trust or similar arrangement, (vi) hire, terminate (other than for cause or performance-related reasons), or, except with respect to Excepted Employees, transfer any executive officer or officer of the Companies, (vii) pay any severance or termination pay in a manner that does not comply in all material respects with Applicable Law, (viii) materially change any actuarial or other assumptions used to calculate or determine funding obligations with respect to any Employee Plan or change the manner in which contributions to any Employee Plans are made or (ix) pay any amounts of compensation to employees of any Company not otherwise due or increase compensation, bonus or other benefits payable to any employee of a Company, in each case referred to in clauses (i) – (ix), other than (A) pursuant to the provisions of any Employee Plan in effect as of the date hereof, (B) in the ordinary course of business consistent in all material respects with past practice, (C) as required by Applicable Law or (D) as set forth in Section 3.11 or Section 5.01(q) of the Seller Disclosure Schedules;

                                                (r)            (i) pay, discharge or settle any Litigation, other than any payments, discharges or settlements in the ordinary course of business consistent in all material respects with past practice or (ii) waive or release any rights or claims material to the Companies, taken as a whole, except in the ordinary course of business consistent in all material respects with past practice;

                                               (s)            make, change or revoke any material Tax election, change any material method of Tax accounting, or adopt or change any taxable year or period, enter into any material closing agreement with respect to Taxes, file any material amended Tax Return, settle or compromise any material Tax claim or assessment or make or surrender any material claim for a refund of Taxes;

                                                (t)            take any action that to Seller’s knowledge at the time of such action would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated by this Agreement, or materially impair Seller’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby;

                                              (u)            enter into any new line of business or change in any material respect its lending, investment, underwriting, risk and asset liability management and other banking, operating, and servicing policies, except as required by Applicable Law, regulation or policies imposed by any Governmental Authority; or

                                              (v)            agree or commit to do any of the foregoing.

Section 5.02.  Access to Information.  Error! Bookmark not defined.(a) From the date hereof until the Closing Date, Seller will Error! Bookmark not defined.(i) give, and will cause each Company to give, Buyer, its counsel, auditors, financing sources and other authorized representatives (it being understood that each of the foregoing will be treated as an “Advisor” of Buyer under the Confidentiality Agreement) reasonable access to the offices, properties, books and records of each Company and to the books and records of Seller to the extent relating to any Company and Error! Bookmark not defined.(ii) furnish, and will cause each Company to furnish, to Buyer, its counsel, auditors, financing sources and other authorized representatives such financial and operating data and other information relating to each Company as such Persons may reasonably request; provided that, with respect to each financing source that receives access, data or information pursuant to this Section 5.02, Buyer shall identify such financing source prior to it being provided access and, at the written request of Seller, (x) cause such financing source to execute a confidentiality agreement with Buyer regarding such information (I) that is comparable to and no less restrictive than the terms of Confidentiality Agreement with respect to Buyer and (II) to which Seller is made an express third party beneficiary and (y) deliver, or cause to be delivered, to Seller a true and correct copy of each such confidentiality agreement; it being understood and agreed that (1) Seller shall not have the right to make the foregoing request if the financing source is a nationally recognized investment bank acting as principal (including as underwriter) or agent in connection with the Buyer Capital Raise and (2) Buyer shall be responsible for any actions or omissions by any such investment bank that would be breaches if such investment bank had executed and delivered to Seller a confidentiality agreement described in clause (x) above.  Any investigation pursuant to this Section that is conducted by Buyer, its counsel, auditors and other representatives shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller or any of the Companies.  Any investigation pursuant to this Section conducted by financing sources shall be conducted in a manner consistent with customary investigations made by investment banks, whether acting as principal (including as underwriter) or agent, or prospective investors in connection with capital raisings, determined for this purpose as if Buyer were the prospective issuer after giving effect to the Closing.  Any investigation pursuant to this Section shall not affect, modify or limit the representations and warranties made in this Agreement or in the certificate delivered under Section 8.02, or any resulting right to indemnification.  Notwithstanding the foregoing, but without limiting Seller’s obligations under Section 5.07, Buyer shall not have access to (A)(1)personnel records of any of the Companies relating to individual performance or evaluation records, (2)medical histories or (3)other information, in each case, which in Seller’s good faith opinion would cause Seller or such Company to violate Applicable Law or (B)any information where such access or any related disclosure would (I) jeopardize the attorney-client or other legal privilege of the institution in possession or control of such information (unless, in such case, Buyer agrees to enter into a joint defense agreement or other similar agreement that would be reasonably expected to preserve such privilege) or (II) contravene any confidentiality provision of any binding agreement (including with a customer) entered into prior to the date of this Agreement if, in the case of any such confidentiality obligation, Seller shall have used commercially reasonable efforts to have obtained consent of the relevant third party to such access, in which case the parties hereto will use their commercially reasonable efforts to make appropriate substitute disclosure arrangements.

                      (b)            On and after the Closing Date, Seller will afford promptly to Buyer and its agents reasonable access to its books of account, financial and other records, information, employees and auditors to the extent necessary or useful for Buyer in connection with any audit, investigation, dispute or litigation or any other reasonable business purpose relating to any of the Companies; provided that any such access by Buyer shall not unreasonably interfere with the conduct of the business of Seller.  Buyer shall bear all of the out-of-pocket costs and expenses (including attorneys’ fees, but excluding reimbursement for general overhead, salaries and employee benefits) reasonably incurred in connection with the foregoing.

Section 5.03.  Notices to Buyer of Certain Events.  Seller shall promptly notify Buyer of:

                                               (a)            any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                                              (b)            any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

                                               (c)            any actions, suits, claims, investigations or proceedings commenced or, to Seller’s knowledge, threatened, relating to Seller or any of the Companies that, if pending or, to Seller’s knowledge, threatened on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.12;

                                              (d)            the occurrence or non-occurrence of any event that is likely to cause any representation or warranty of Seller in this Agreement to be materially untrue or inaccurate at or prior to the Closing Date; provided  that Seller’s failure to comply with its obligations under this Section 5.03(d) shall not provide Buyer with a right not to effect the transactions contemplated by this Agreement under Section 8.02, except to the extent the occurrence or non-occurrence of such event would independently provide such right; and

                                               (e)            any change or event that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

Section 5.04.  Resignations.  At or prior to the Closing Date, Seller will deliver to Buyer the resignations of all officers and directors of the Companies set forth in Section 5.04 of the Seller Disclosure Schedules.  Seller will cause the delivery to the Buyer of resignations of all of the trustees of any Employee Plan.

Section 5.05.  Monthly Reports.  From the date of this Agreement until the Closing Date or the termination of this Agreement pursuant to Article 9, Seller will cause the Companies to provide to Buyer such monthly financial reports of the Companies that are prepared for management purposes and provided to Seller, consistent with historical practice.  Seller shall cause the Companies to provide such reports no later than promptly following the furnishing of such reports to Seller.

Section 5.06.  No Solicitation of Alternative Transactions.  Between the date of this Agreement and the Closing or the earlier termination of this Agreement pursuant to Article 9, unless in connection with the sale of all or substantially all of the business of Seller, Seller shall not, and shall cause its Affiliates and the Companies and their representatives not to, solicit, knowingly encourage or initiate the submission of proposals or offers from, provide any confidential information relating to any Company to, or participate in discussions or negotiations or enter into any letter of intent or agreement with, or authorize any financial advisor or other person to solicit or initiate discussions or engage in negotiations with, any Person (other than Buyer, its Affiliates and their respective representatives) concerning (and in connection with) the transfer of any of the capital stock of any Company or all or substantially all of its assets to a third party.

Section 5.07.  Cooperation with Buyer Capital Raise. Seller shall use its reasonable best efforts to promptly provide, and shall cause the Companies and their respective representatives to use their reasonable best efforts to promptly provide, to Buyer and its representatives such historical, financial and other business information regarding the Companies as Buyer may reasonably request in connection with the Buyer Capital Raise, and to cooperate with Buyer in connection with the Buyer Capital Raise as may be reasonably requested by Buyer, including, without limitation, using reasonable best efforts to (a)(i) cause to be prepared and provided to Buyer, as promptly as reasonably practicable, such financial information and data and financial statements (both audited annual financial statements and unaudited interim financial statements that have been subject to a review by the Companies’ auditors equivalent to review of interim financial statements filed with the SEC) of the Companies, whether on an individual or combined basis as would be required by Regulation S-X under the Securities Act for registered offerings, including in connection with Buyer’s preparation of pro forma financial statements, (ii) cause to be provided to Buyer any other information reasonably requested by Buyer of the type required by the rules and regulations of the SEC to be included in a registration statement, including under Regulation S-K, with respect to the Buyer Capital Raise, (iii) have auditors prepare and furnish drafts of customary comfort letters relating to the Buyer Capital Raise reasonably requested by underwriters and initial purchasers, which such auditors are prepared to issue upon completion of procedures, each in customary form and substance and (iv) prepare and provide any customary representation and authorization letters that are reasonably necessary in connection with the Buyer Capital Raise and cause the auditors to prepare and provide any customary consents that are reasonably necessary for the use of their reports in any materials relating to the Buyer Capital Raise (such items in clauses (i) through (iv) the “Required Information”), (b) cause senior executives of the Companies, in each case to the extent reasonably required, to (x) participate in a reasonable number of meetings, telephone calls, presentations, road shows, due diligence sessions with prospective investors and sessions with rating agencies, (y) assist with the preparation of customary materials for rating agency presentations, offering documents, Proxy Statement, business projections and customary marketing documents in connection with the Buyer Capital Raise and (z) assist in negotiating the documentation for any Buyer Capital Raise, including reviewing and commenting on documentation and participating in drafting and negotiating sessions with Buyer’s representatives, (c)cooperate with Buyer’s efforts to have any registration statement filed with respect to the Buyer Capital Raise declared effective by the SEC, (d)obtain customary Company officers’ certificates, legal opinions, accountants’ comfort letters and consents to the use of audit reports and (e)make available such financial and other information and books and records of the Companies as would be customary for the underwriters or initial purchasers and their counsel to conduct a reasonable investigation of the Companies assuming the Buyer Capital Raise includes an underwritten offering of securities; provided  that none of Seller, any Company or any of their respective representatives shall be required in connection with the Buyer Capital Raise to (i)enter into any binding agreements (other than any certificates, engagement agreements or other similar agreements necessary to provide the cooperation contemplated by this Section 5.07), or (ii)take any actions that would encumber any of its assets, pay any commitment or other similar fee, or incur any liability or any obligation, whether personal or otherwise, other than any fee, liability or obligation to be reimbursed or payable by Buyer; provided, further, that all non-public or confidential information provided by Seller, any Company, any Subsidiary of a Company or any of their respective representatives pursuant to this Section 5.07 shall be kept confidential in accordance with the applicable confidentiality provisions of Sections 5.02 and 7.08.  It is understood and agreed that Buyer will be permitted to engage third parties to assist it in connection with its compliance with this Section 5.07. Buyer shall promptly, upon the written request by Seller, reimburse Seller for all documented and reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Seller, any Company or any of their respective representatives in connection with its cooperation contemplated by this Section 5.07 and shall indemnify and hold harmless Seller, each Company and each of their respective representatives from and against any and all Losses incurred by any of them in connection with the Buyer Capital Raise (other than any such Losses attributable to or resulting from willful misconduct by Seller, such Company or such representatives and without limiting Buyer’s right to indemnification under Section 10.02(a) in respect of breaches of the representations set forth in Section 3.31).  Seller shall promptly notify Buyer in the event that Seller determines that any information provided to Buyer pursuant to this Section 5.07 and included in a Proxy Statement, registration statement, or other offering document is inaccurate such that the Proxy Statement, Registration Statement or other offering document containing such information contains an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Article 6
Covenants of Buyer

Buyer agrees that:

Section 6.01.  Access.  On and after the Closing Date, Buyer will cause each Company to afford promptly to Seller and its agents reasonable access to its properties, books, records, information, employees and auditors in connection with (a) the preparation of Tax Returns that are the responsibility of Seller, (b)  management and handling of any Tax audits and Tax disputes, (c) complying with any request, subpoena, inquiry or investigation demand by any Governmental Authority, in each case relating to any period ending on or before the Closing Date, (d) to the extent necessary to determine any matter relating to its rights hereunder or (e) for any other legitimate business purpose, including the preparation of financial statements; provided  that any such access by Seller shall not unreasonably interfere with the conduct of the business of Buyer or any such Company.  Seller shall bear all of the out-of-pocket costs and expenses (including attorneys’ fees, but excluding reimbursement for general overhead, salaries and employee benefits) reasonably incurred in connection with the foregoing.  This Section 6.01 shall survive the Closing and shall continue in full force and effect, and Buyer and the Companies shall maintain all such books and records, until the later to occur of: (i) seven years after the Closing Date; and (ii) the expiration of all applicable statute of limitations periods.  Notwithstanding the foregoing, Seller and its agents shall not have access to (A)(1)personnel records of any of the Companies relating to individual performance or evaluation records, (2)medical histories or (3)other information, in each case, which in Buyer’s good faith opinion would cause Buyer or such Company to violate Applicable Law or (B)any information where such access or any related disclosure would (I) jeopardize the attorney-client or other legal privilege of the institution in possession or control of such information (unless, in such case, Seller agrees to enter into a joint defense agreement or other similar agreement that would be reasonably expected to preserve such privilege) or (II) contravene any confidentiality provision of any binding agreement (including with a customer) if, in the case of any such confidentiality obligation, Buyer shall have used commercially reasonable efforts to have obtained consent of the relevant third party to such access, in which case the parties hereto will use their commercially reasonable efforts to make appropriate substitute disclosure arrangements.

Section 6.02.  Seller Marks Phase Out.  (a)Seller hereby grants to the Companies a limited, non-exclusive, non-transferable, non-sublicensable, royalty-free license for a term of 60 days immediately after the Closing to use the Seller Marks solely in connection with the conduct of the business of the Companies substantially as conducted immediately prior to the Closing; provided  that Buyer shall, and shall cause the Companies to, cease use of the Seller Marks as soon as reasonably practicable after the Closing in accordance with this Section 6.02(a).  As soon as reasonably practicable after the Closing, but in any event, no later than 60 days immediately after the Closing, Buyer shall, and shall cause the Companies to, (i) cease all use of the Seller Marks, (ii) deplete the labeling, stationery, forms, supplies, displays, advertising and promotional materials, manuals, and packaging existing in the inventory of the Companies at the Closing that bear the Seller Marks (the “Materials”) or remove, destroy or strike over all Seller Marks from the Companies’ Materials, (iii) remove Seller Marks from the Companies’ assets, websites, email and other online materials and from all signage and other displays and (iv) no later than 30 days after the Closing, file amendments to the Companies’ certificates of incorporation, articles of association or other organizational documents with the applicable Governmental Authorities changing the names of the Companies to names that do not include any of the Seller Marks or any Trademark that is confusingly similar to any Seller Mark; provided  that, as soon as practicable after the date hereof, Seller shall assist Buyer in developing a plan for Buyer’s phase-out of Seller Marks and Trademarks in accordance with this Section 6.02(a).  Any use by the Companies of the Seller Marks during the limited license period provided in this Section 6.02(a) shall be (A) solely in connection with goods, products and services that are (x) the type of goods, products and services in connection with which the Companies were using the Seller Marks at the time of the Closing and (y) of a quality at least as high as the quality of goods, products and services provided by the Companies immediately prior to the Closing and (B) subject to all style and other usage guidelines in effect for the Seller Marks immediately prior to the Closing.  All goodwill associated with the use by the Companies of the Seller Marks shall inure to the benefit of Seller or its Affiliates, as applicable.  Following the Closing, none of Buyer, its Affiliates, or any of the Companies shall contest the validity or ownership of any of the Seller Marks or adopt or employ any Seller Marks or any variation or derivative of any Seller Mark or any Trademark that is confusingly similar to any Seller Mark.  For the purposes of this Section 6.02, “Seller Marks” shall mean any and all Trademarks owned by Seller or any of its Affiliates, including the Trademarks set forth in Section 6.02(a) of the Seller Disclosure Schedules.

                      (b)            Notwithstanding anything herein to the contrary, if at any time, either Buyer or Seller discovers any Trademark registration or application (including any domain name registration) for any Seller Mark that is owned or registered in the name of any of the Companies, the parties hereto shall take all reasonable actions to promptly effect the transfer and assignment of such Trademark registrations and applications (including any domain name registrations) to Seller or one of its Affiliates (as determined by Seller).

                       (c)            Without limitation of the foregoing in this Section 6.02, prior to the Closing, Seller shall provide to Buyer such assistance as Buyer may reasonably request with respect to Buyer’s design and implementation of alternate portals to those associated with the domain names set forth in Section Section 6.02(c) of the Seller Disclosure Schedules (the “Retained Domain Names”); provided that (i) Seller shall not be required to provide any such assistance to the extent such assistance would unreasonably interfere with the normal business operations of Seller and (ii) Buyer shall pay Seller for such assistance as if such assistance were a New Service (as defined in Exhibit A) provided pursuant to the Transition Services Agreement during the term of the Transition Services Agreement (it being understood that such assistance shall be limited to the period between the date hereof and the Closing, that the cost used to calculate clause (i) of the definition of Service Cost under Exhibit A and the Transition Services Agreement shall include the costs of the Companies, and that the applicable payment terms and invoicing requirements set forth in the Transition Services Agreement shall apply to such assistance mutatis mutandis).

Section 6.03.  Waiver of Conflicts Regarding Representation; Nonassertion of Attorney-Client Privilege.   (a)Buyer waives and will not assert, and agrees to cause the Companies following Closing to waive and not to assert, any conflict of interest arising out of or relating to the representation, after the Closing (the “Post-Closing Representation”), of Seller, the Companies or any of their respective shareholders, officers, employees or directors (any such Person, a “Designated Person”) in any matter involving this Agreement or any other agreements or transactions contemplated hereby, by any legal counsel that represented Seller or any of the Companies prior to the Closing Date in connection with this Agreement or any other agreements or transactions contemplated hereby (the “Current Representation”).

                      (b)            Buyer will not assert, and agrees to cause the Companies to not assert, any attorney-client privilege with respect to any communication between any legal counsel and any Designated Person occurring during the Current Representation in connection with any Post-Closing Representation, including in connection with a dispute with Buyer, Seller or, following the Closing, with any of the Companies, it being the intention of the parties hereto that all such rights to such attorney-client privilege and to control such attorney-client privilege shall be retained by Seller and, Buyer waives and will cause the Companies to waive, such attorney‑client privilege, for the limited purpose of giving effect to the foregoing; provided  that the foregoing waiver and acknowledgement of retention shall not extend to any communication not involving this Agreement or any other agreements or transactions contemplated hereby, or to communications with any Person other than the Designated Persons and their advisors and is not intended to affect the attorney-client privilege in any other context.

Section 6.04.  Notices to Seller of Certain Events.  Buyer shall promptly notify Seller of:

                                               (a)            any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                                              (b)            any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

                                               (c)            any actions, suits, claims, investigations or proceedings commenced or, to the Buyer’s knowledge, threatened, relating to Buyer that, if pending on the date of this Agreement, would be reasonably expected to materially interfere with, impede or delay the transactions contemplated hereby;

                                              (d)            the occurrence or non-occurrence of any event that is likely to cause any representation or warranty of Buyer in this Agreement to be materially untrue or inaccurate at or prior to the Closing Date; provided  that Buyer’s failure to comply with its obligations under this Section 6.04(d) shall not provide Seller with a right not to effect the transactions contemplated by this Agreement under Section 8.03, except to the extent the occurrence or non-occurrence of such event would independently provide such right; and

                                               (e)            any change or event that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Buyer or materially interfere with, impede or delay the ability of Buyer to consummate the transactions contemplated hereby.

Section 6.05.  Contact with Customers and Vendors.  Without prior written consent of Seller (which consent shall not be unreasonably withheld, delayed or conditioned), Buyer and its Affiliates shall not, prior to the Closing Date, contact any customer, vendor, supplier or employee of, or any other Person having business dealings with the Companies, in each such case, with respect to the Companies or any aspect of the transactions contemplated under this Agreement.

Section 6.06.  Satisfaction of Liabilities; Director and Officer Indemnification.  (a)Buyer shall cause each Company to satisfy its liabilities and obligations on a punctual basis and, without limiting the generality of the foregoing, Buyer shall, and shall cause each Company to, indemnify, defend and hold harmless, the present and former directors and officers of such Company in their capacities as such (each, a “Company Indemnified Party”) in accordance with the certificate of incorporation and bylaws, or other charter documents, of such Company to the fullest extent permitted thereunder and not prohibited by Applicable Law after the Closing Date against any and all damage, loss and expense (including reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding involving a third party claim) (“Damages”) arising out of actions or omissions occurring on or prior to the Closing Date.

                      (b)            In the event following the Closing Buyer or any of its successors or assigns or a Company or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Buyer or such Company, as applicable, assume the respective obligations set forth in this Section 6.06.

                       (c)            The provisions of this Section 6.06 are intended to be for the benefit of, and shall be enforceable by, each Company Indemnified Party and his or her heirs and representatives.

Section 6.07.  Buyer Financing.  (a)Buyer shall use its reasonable best efforts to consummate the transactions contemplated by the Subscription Agreements within three Business Days after the date hereof and shall keep Seller reasonably and promptly informed of the status thereof.  If for any reason the transactions contemplated by one or more of the Subscription Agreements is not consummated within five Business Days after the date hereof, Buyer shall use its reasonable best efforts to obtain alternative financing in lieu thereof as promptly as practicable.

                      (b)            As soon as practicable after the date hereof and in any event prior to the Closing, Buyer shall diligently pursue and use its reasonable best efforts to consummate the Buyer Capital Raise and shall keep Seller reasonably and promptly informed of the status thereof; provided  that Buyer may suspend its efforts to consummate the Buyer Capital Raise from time to time after the delivery of the Required Information for an aggregate period not to exceed 30 days.

Section 6.08.  Conduct of Buyer.  From the date hereof through the Closing Date, except as required by Applicable Law, expressly contemplated hereby or as otherwise authorized by the prior written consent of Seller, Buyer shall not (a)amend the constituent documents of Buyer or any of its Subsidiaries in a manner that would materially impair or delay Buyer’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby, (b)take any action that to Buyer’s knowledge at the time such action is taken would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated by this Agreement, or materially impair Buyer’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby, (c)take any actions that is intended or reasonably likely to result in any of the conditions set forth in Section 8.01 or Section 8.03 not being satisfied or (d)agree to take or make any commitment to take any of the actions prohibited by this Section 6.08.

Article 7
Covenants of Buyer and Seller

Buyer and Seller agree that:

Section 7.01.  Reasonable Best Efforts.  Subject to the terms and conditions of this Agreement, Buyer and Seller will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, advisable or desirable under Applicable Law to consummate the transactions contemplated by this Agreement (including the Bank Merger) as promptly as practicable.  Without limiting the foregoing, Seller and Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good title to the Transferred Shares; provided  that such documents, certificates, agreements, other writings or actions shall not require Seller or its Affiliates or any other Person to make any additional representations, warranties or covenants, express or implied, not contained in this Agreement.  Seller shall use reasonable best efforts to obtain the consents set forth in Section 7.01 of the Seller Disclosure Schedules.

Section 7.02.  Certain Filings and Approvals.  (a)Seller and Buyer shall cooperate with one another (i) in preparing and filing with the SEC any Proxy Statement and any other filings in connection with the transactions contemplated by this Agreement (including, without limitation, in connection with the Buyer Capital Raise) and attempting to clear any Proxy Statement, in each case, subject to Section 5.07 and (ii) in preparing and filing with the New York Stock Exchange any filings and applications in connection with the transactions contemplated by this Agreement, subject to Section 5.07, and will use their respective reasonable best efforts (x) in determining as promptly as practicable whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (y) subject to the terms and conditions of this Agreement, in taking such actions or making any such filings, and furnishing information required in connection therewith and to obtain as promptly as practicable any such actions, consents, approvals or waivers.  In the case of any such filing or action that is required to be made by Seller or Buyer, the other party shall, to the extent permitted by Applicable Law, be given an opportunity to review and comment upon such filing or action prior to its being filed, made or taken and the filing party shall reasonably address such comments of the non-filing party; provided that the filing party may exclude from any such filing or action provided to the non-filing party any personal or non-public financial information and any other confidential or proprietary information, of or relating to individuals or shareholders of the filing party.  Each of Buyer and Seller agrees that it shall consult and cooperate with each other with respect to obtaining all Permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated hereby as promptly as practicable.  Notwithstanding the foregoing, nothing contained in this Agreement shall be deemed to require Buyer to take any action, or commit to take any action, or agree to any condition or restrictions, in connection with the provisions of Sections 7.01 or 7.02 that would reasonably be expected to have a Material Adverse Effect or a material adverse effect on the business, results of operations, financial condition, assets or liabilities of Buyer and its Subsidiaries taken as a whole (measured on a scale relative to the Companies taken as a whole) (a “Materially Burdensome Regulatory Condition”); provided that the parties agree that none of the actions, conditions or restrictions set forth in Section 7.02(a) of the Seller Disclosure Schedules shall be considered a Materially Burdensome Regulatory Condition.

                      (b)            The parties agree to make the following filings by the date set forth opposite each such filing (in the case of Buyer assuming the full and prompt cooperation of Seller (which cooperation shall be provided), and in the case of Seller assuming the full and prompt cooperation of Buyer (which cooperation shall be provided)):

Filing	Date
FR Y-3 application to the Federal Reserve to acquire a bank holding company	30 days from the date hereof
Interagency Bank Merger Act Application to the FDIC	30 days from the date hereof
Office of the Commissioner of Insurance Change in Control Notice	30 days from the Closing Date
Application for Approval of Change in Ownership to FINRA pursuant to NASD Rule 1017	30 days from the date hereof
Application to the OCFI under the Banking Act	30 days from the date hereof
Application to the OCFI under the IBC Act	30 days from the date hereof
Notice to the MSRB	30 days from the date hereof

                       (c)            Subject to the fourth sentence of Section 7.02(a), Buyer shall promptly take (and shall cause its Affiliates to promptly take) any and all action necessary, including (i)participating in and actively defending against or otherwise pursuing any litigation that may be commenced by a Governmental Authority or private party relating to this Agreement or the transactions contemplated hereby, to avoid the entry of, or to effect the dissolution of or vacate or lift, any order that would have the effect of preventing or delaying the Closing and (ii)resolving the objections, if any, that any Governmental Authority or private party may assert under any Applicable Law with respect to the transactions contemplated by this Agreement, and, consistent with the foregoing, to avoid or eliminate each and every impediment under any Applicable Law asserted by any Governmental Authority or private party with respect to the purchase by Buyer of the Transferred Shares so as to enable the Closing to occur as soon as reasonably possible, including (A) restructuring, selling, divesting or disposing of assets or businesses of Buyer or any of its Subsidiaries (including, after Closing, the Companies), or committing to take such actions and (B) otherwise taking or committing to take actions that would limit Buyer’s or its Subsidiaries’ (including, after Closing, the Companies) freedom of action with respect to, or its ability to retain, one or more of their respective assets or businesses.

                      (d)            Each of Buyer and Seller shall promptly inform the other party upon receipt of any communication from any Governmental Authority or private party regarding any of the transactions contemplated by this Agreement to the extent permitted by Applicable Law and not contrary to the request or requirement of such Governmental Authority.  If Buyer or Seller (or any of their respective Affiliates or any of the Companies) receives a request for additional information from any Governmental Authority that is related to the transactions contemplated by this Agreement, then such party shall use its reasonable best efforts to make, or cause to be made in good faith, after consultation with the other party to the extent permitted by Applicable Law and not contrary to the request or requirement of such Governmental Authority, an appropriate response to such request as promptly as practicable.  No party shall participate in any meeting, or engage in any material substantive conversation, with any Governmental Authority without giving the other party prior notice of the meeting or conversation and, unless prohibited by, or contrary to the request of, such Governmental Authority, the opportunity to attend or participate.

                       (e)            Buyer shall advise Seller promptly of any understandings, undertakings or agreements (oral or written) which Buyer proposes to make or enter into with any Governmental Authority in connection with the transactions contemplated by this Agreement.  For the avoidance of doubt and irrespective of whether the purchase by Buyer of the Transferred Shares occurs, Buyer shall not require Seller, any of its Affiliates or any of the Companies to, and neither Seller nor any of its Affiliates shall be required to, take any action with respect to any Applicable Law which would bind Seller, any of its Affiliates or any of the Companies.

Section 7.03.  Public Announcements.  The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except where a press release or public announcement is required by Applicable Law or any listing agreement with any national securities exchange and such obligation of consultation cannot be reasonably complied with, will not issue any such press release or make any such public statement prior to such consultation.

Section 7.04.  Transition Services Agreement.  From the date hereof until the Closing Date, the parties shall use reasonable best efforts to cooperate (a)with respect to Seller or its applicable Affiliates providing or causing to be provided to the Companies, or the Companies providing or causing to be provided to Seller and its Affiliates, the transition services described in Exhibit A hereto together with such additional services as may be mutually agreed (collectively, the “Services”) and (b)to prepare schedules that set forth the terms and scope of such Services (the “Services Schedules”), which shall specify that the Services shall be provided (i)for a transition period of not more than twelve (12) months following the Closing and, except as provided in Exhibit A, (ii)(A)for the first six (6) months following Closing, on the pricing terms on which those services were provided prior to Closing (the “Historical Price”) and (B)for any period beyond the initial six-month period following Closing, at the Historical Price plus  fifteen percent (15%).  At Closing, Buyer and Seller shall enter into a transition services agreement consisting of a “base” agreement substantially in the form of Exhibit B hereto and the Services Schedules prepared in accordance with this Section 7.04 (Exhibit B and the Services Schedules together, the “Transition Services Agreement”).

Section 7.05.  Bank Merger.  As soon as reasonably practicable, but in no event later than 10 Business Days immediately after the date hereof, (a)HoldCo (in its capacity as sole shareholder of PR Bank) and the board of directors of PR Bank shall approve the Bank Merger, (b)to the extent they have not already done so, Buyer (in its capacity as sole shareholder of Buyer Bank) and the board of directors of Buyer Bank shall approve the Bank Merger, (c)Seller shall cause PR Bank to execute and deliver to Buyer Bank a counterpart to a merger agreement in the form of Exhibit C hereto with respect to the Bank Merger (the “Bank Merger Agreement”) and (d)Buyer shall cause Buyer Bank to execute and deliver to PR Bank a counterpart to the Bank Merger Agreement.  The parties intend that the Bank Merger will become effective on the Closing Date.

Section 7.06.  Non-competition; Non-solicitation.  (a)Seller agrees that during the period beginning on the Closing Date and ending on the third anniversary of the Closing Date it will not, and it will not permit any of its Subsidiaries to: (i)control (within the meaning of the BHC Act, including the rules and regulations promulgated thereunder, or any successor provision) any insured depositary institution with its headquarters located within Puerto Rico, (ii)open or operate a branch of Seller, or of any Subsidiary of Seller, in Puerto Rico that engages in banking, insurance or broker-dealer activities or (iii)actively market banking, securities brokerage or insurance products and services to Persons in Puerto Rico (other than (A) as a result of worldwide or region wide general media advertising not aimed primarily at Persons in Puerto Rico, (B) to any Person or any of its Affiliates to whom Seller or any of its Affiliates has provided products or services prior to the date hereof and (C) to any Person or any of its Affiliates to whom Seller or any of its Affiliates first provides products or services after the date hereof so long as the marketing in connection with the first products and services provided was not primarily directed to providing products and services in Puerto Rico) (the activities referenced in clauses (i), (ii) and (iii), the “Prohibited Activities”); provided  that nothing herein will prevent Seller or any of its Subsidiaries from acquiring, and thereafter owning, any entity or business (such entity or business, the “Acquired Business”) that directly or indirectly engages in any of the Prohibited Activities so long as, at the time of the acquisition, the Prohibited Activities account for less than 20% of the value (as determined in good faith by the board of directors of Seller) of the Acquired Business.

                      (b)            Seller agrees that during the period beginning on the Closing Date and ending on the first anniversary of the Closing Date it will not, and it will not permit any of its Subsidiaries to, solicit for employment or employ any person who was in a senior vice president or more senior position with any of the Companies on the Closing Date; provided  that (i)the foregoing shall not apply to the Excepted Employees, (ii)nothing herein shall apply to any person who has left the employment of the Companies other than as a result of a breach of this provision and (iii)the non-solicitation restrictions of this paragraph shall not apply to any general solicitations for employment, such as any newspaper or Internet help wanted advertisement, or any search firm engagement which, in any such case, is not directed or focused on personnel employed by the Companies.  As used herein, the term “Excepted Employees” means the persons set forth in Section 7.06(b) of the Seller Disclosure Schedules.

                       (c)            If any provision contained in this Section 7.06 shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.  It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by Applicable Law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under Applicable Law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such Applicable Law.

Section 7.07.  Intercompany Accounts; Related Party Agreements.  Effective as of the Closing, all Contracts and other intercompany arrangements between any Company, on the one hand, and Seller or any of its Subsidiaries, on the other hand, shall be terminated and of no further force or effect, and none of the Companies, the Seller or any of the Seller’s Subsidiaries shall have any further rights or obligations against each other with respect thereto, except that the foregoing shall not apply to:  (i) the Contracts and arrangements set forth on Section 3.10 of the Seller Disclosure Schedules (disregarding the cross reference to Section 3.11(a)(ix) of the Seller Disclosure Schedules therein), (ii) any Derivative Contract entered into in the ordinary course of business after March 31, 2012 and any related right or obligation, including any collateral account with respect thereto and (iii) any amount owed to a provider under any intercompany services or similar arrangements entered into in the ordinary course of business with respect to goods or service provided prior to the Closing (“Service Fees”).  For the avoidance of doubt, all intercompany services or similar arrangements entered into from the date hereof until the Closing Date shall be entered into in the ordinary course of business consistent with past practice in all material respects.  If any third party is a party to any such Contract to be terminated the parties will use their reasonable best efforts to implement the arrangements hereunder with respect thereto.  Immediately prior to the Closing each applicable recipient shall pay all accrued and unpaid Services Fees owed by it except to the extent such Service Fees cannot practicably be calculated as of such time, in which case the amount that cannot be so calculated will be paid as promptly as practicable after it can be so calculated.  At the Closing the Companies and Seller (on behalf of itself and its Subsidiaries) will enter into customary arrangements effecting the termination described above and releasing all claims each may have against the other with respect to the period ending on the Closing, except for the matters set forth in clauses (i), (ii) and (iii) of the first sentence of this Section 7.07.

Section 7.08.  Confidentiality.  (a)Buyer and Seller hereby agree to be bound by and comply with the terms of the Confidentiality Agreement, which are hereby incorporated into this Agreement by reference, such that the information obtained by Buyer or its officers, employees, agents, financing sources or representatives during any investigation conducted pursuant to Section 5.02, or in connection with the negotiation and execution of this Agreement or the consummation of the transactions contemplated hereby, or otherwise, shall be governed by the terms of the Confidentiality Agreement; provided  the Confidentiality Agreement shall terminate upon Closing and provided, further, that, notwithstanding anything to the contrary in this Agreement or the Confidentiality Agreement, (i)Buyer shall be entitled to use any information regarding the Companies provided by Seller, the Companies or their respective representatives pursuant to Section 5.07 in any Proxy Statement, registration statement or other offering document, in each case, relating to the Buyer Capital Raise, to the extent necessary so that such Proxy Statement, registration statement or other offering document does not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the information contained in any such Proxy Statement, registration statement or other offering document may be included in other documents and presentations with respect to the Buyer Capital Raise and (ii)each of Buyer and Seller shall be permitted to file this Agreement in accordance with applicable securities laws.

                      (b)            Seller agrees that during the period beginning on the Closing Date and ending on the first anniversary of the Closing Date, Seller shall, and shall cause its Affiliates, officers, employees, agents and representatives to, keep confidential any and all non-public information relating to the Companies, including any technical, scientific, trade secret or other proprietary information, together with any reports, analyses, compilations, memoranda, notes and any other writings prepared by Seller or its Affiliates, officers, employees, agents or representatives to the extent they contain, incorporate or reflect such information, except (A)pursuant to the order, demand or request of any Governmental Authority, as required in any litigation or other proceeding, or as otherwise required by Applicable Law or administrative process (in which case the disclosing party shall, to the extent it is permitted to do so, provide Buyer prompt notice thereof and cooperate with Buyer so that Buyer may seek a protective order or other appropriate remedy), (B)for information that is or becomes part of the public domain other than as a result of a breach of this Section 7.08(b) and (C)to the extent that such information is or has become known to the Person receiving such information from a source who, to Seller’s knowledge, is not breaching any contractual, legal or fiduciary obligation by making such disclosure, and Seller shall not use, and shall cause its Affiliates not to use, the information restricted by this Section 7.08(b) in connection with the conduct of its or its Affiliates’ businesses or for any other purpose except as required for financial or tax reporting or by Applicable Law, as necessary to enforce its rights and remedies under this Agreement or for any other legitimate business purpose that maintains the confidentiality of such information and is not detrimental to the Companies.

Section 7.09.  Employee Benefit Matters.  (a)Seller shall, between the date hereof and Closing, take any and all actions necessary to transfer the employment of the employees set forth in Section 7.09(a) of the Seller Disclosure Schedules, such that each such individual is no longer employed by any of the Companies as of the Closing.  Buyer agrees that, upon written request by Seller, it will allow such individuals to continue to receive medical benefits under the plans of the Companies at Seller’s cost for a reasonable period of time not to exceed three months following the Closing, to be mutually agreed by Seller and Buyer.

                      (b)            Buyer agrees that, with respect to the employees of the Companies as of the Closing, it and the Companies will be responsible for all obligations pursuant to all applicable severance and/or retention plans, arrangements and statutory requirements arising (i)out of the transactions contemplated hereby or (ii)after the Closing.  In addition, Buyer expressly agrees to honor and assume all obligations under the Retention Agreements.

                       (c)            For the period commencing on the Closing Date and ending on the one (1) year anniversary thereof, Buyer shall provide to each employee of the Companies as of the Closing who continues employment with Buyer or any of its Affiliates (each, a “Continuing Employee”) (i)a base salary or hourly wage rate, as applicable, an annual bonus opportunity and employee benefits (excluding any equity or equity-based incentive) that are in the aggregate substantially comparable to the base salary or hourly wage rate, as applicable, annual bonus opportunity and employee benefits provided pursuant to an Employee Plan (excluding any equity or equity-based incentive) to which such Continuing Employee is entitled immediately prior to the Closing and (ii)severance benefits that are no less favorable than those provided by the Companies, as applicable to any such Continuing Employee, immediately prior to the Closing, consisting of those severance benefits set forth in Section 7.09(c) of the Seller Disclosure Schedules and those statutory severance benefits required to be paid under Applicable Law.

                      (d)            With respect to any employee benefit plan maintained by Buyer or any of its Affiliates in which any Continuing Employee becomes a participant, for purposes of eligibility, vesting and levels of benefits, but not for purposes of benefit accruals under any defined benefit pension plan, such Continuing Employee shall receive full credit for service with the applicable Company (or predecessor employers to the extent the Company provided such past service credit prior to the Closing) to the same extent that such service was recognized as of the Closing under a comparable plan of the applicable Company in which the Continuing Employee participated.

                       (e)            With respect to any welfare plan maintained by Buyer or any of its Affiliates in which any Continuing Employee is eligible to participate after the Closing, Buyer shall, or shall cause its Affiliates to, to the extent permitted under Applicable Law, (i) waive all limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employees to the extent such conditions and exclusions were satisfied or did not apply to such employees under the welfare plans of the Companies prior to the Closing and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid and for out-of-pocket maximums incurred prior to the Closing in satisfying any analogous co-payment, deductible or out-of-pocket requirements to the extent applicable under any such plan.

                       (f)            Buyer and Seller acknowledge and agree that all provisions contained in this Section 7.09 are included for the sole benefit of Buyer and Seller and shall not create any right in any other Person, including, any Continuing Employees. No provision in this Agreement shall create any right to employment or to continued employment or to a particular term or condition of employment with any of the Companies or Buyer or any of their respective Affiliates.  Nothing in this Section 7.09 or any other provision of this Agreement (i)shall be construed to establish, amend, or modify any benefit plan, program or arrangement or (ii)shall limit the ability of the Companies or Buyer or any of their respective Affiliates to amend, modify or terminate any benefit plan, program or arrangement following the Closing.

Section 7.10.  Certain Litigation Matters.  From and after the Closing, with respect to any Litigation set forth in Section 3.12 of the Seller Disclosure Schedules to which both Seller or any of its Affiliates, on the one hand, and any of the Companies, on the other hand, are defendants, the parties shall enter into a mutually acceptable joint defense agreement and shall cooperate in good faith in the defense thereof.

Section 7.11. Certain Intellectual Property Matters.  (a)Prior to the Closing, Seller shall transfer and assign to the Companies all of its right, title and interest in and to the Transferred Software (including any Intellectual Property Rights arising therefrom).  Effective as of the Closing, Seller hereby grants and shall grant to the Companies a perpetual, irrevocable, royalty-free, nonexclusive license to use, copy, distribute, perform, display and create derivative works of the Licensed Software.  For purposes of this Section 7.11, “Transferred Software” means (i) the software set forth in Section 7.11(a) of the Seller Disclosure Schedules and (ii) any other software owned by Seller and used exclusively in the business of the Companies as currently conducted other than the Excluded Software, and “Licensed Software” means any software owned by Seller and used primarily in the business of the Companies as currently conducted other than the Transferred Software and Excluded Software.  Notwithstanding anything herein to the contrary, except as provided in the Transition Services Agreement, Seller shall not have any obligation to deliver, perform or provide any support, maintenance, improvement or update with respect to any Transferred Software or Licensed Software.  Prior to the Closing, Seller shall deliver to the Companies a copy of all source code and object code included in the Transferred Software and Licensed Software, and all documentation associated therewith, in each case to the extent that the Companies are not already in possession of such source code, object code or documentation.  The Licensed Software shall be deemed added to Exhibit A, Appendix 1.

                      (b)            Seller shall use reasonable best efforts to assign the licenses, in each case to the extent that such licenses were paid for solely by the Companies, to the software set forth in Section 7.11(b) of the Seller Disclosure Schedules (the “Third Party Software”) to the Companies, including, in the event that the consent of the licensor of any Third Party Software is required in order to effect such assignment, using reasonable best efforts to obtain such consent; provided  that if Seller is unable to obtain any such consent, Seller shall promptly notify the Companies in writing and shall, and shall cause its Affiliates to, use reasonable best efforts to implement an appropriate alternative arrangement.  The costs relating to obtaining any such consents or implementing any such alternative arrangements shall be borne solely by Buyer; provided that Seller shall not incur any such costs without the prior written consent of Buyer.

                       (c)            Prior to the Closing, the Companies shall transfer and assign to Seller all of their right, title and interest in and to the software set forth in Section 7.11(c) of the Seller Disclosure Schedules (including any Intellectual Property Rights arising therefrom) (the “Excluded Software”).  Notwithstanding anything herein to the contrary, the Companies shall not have any obligation hereunder to deliver, perform or provide any support, maintenance, improvement or update with respect to any Excluded Software.  Prior to the Closing, the Companies shall deliver to Seller a copy of all source code and object code included in the Excluded Software, and all documentation associated therewith, in each case to the extent that Seller is not already in possession of such source code, object code or documentation.

Article 8
Conditions to Closing

Section 8.01.  Conditions to Obligations of Buyer and Seller.  The obligations of Buyer and Seller to consummate the Closing are subject to the satisfaction of the following conditions:

                                               (a)            receipt, without (in the case of Buyer) the imposition of a Materially Burdensome Regulatory Condition, of the regulatory approvals, and expiration of all statutory waiting periods in connection therewith, to the extent required in connection with the transactions contemplated hereby, from:

                                                     (i)            the OCFI pursuant to the IBC Act, the Banking Act and certain conditions imposed by the OCFI in the OCFI Letter;

                                                   (ii)            the Federal Reserve under the BHC Act;

                                                 (iii)            the FDIC under the Bank Merger Act;

                                                 (iv)            FINRA pursuant to NASD Rule 1017; and

                                              (b)            no order or injunction shall have been issued by any Governmental Authority of competent jurisdiction (and continue to be in effect) that prohibits the consummation of the Closing.

Section 8.02.  Conditions to Obligation of Buyer.  The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following further conditions: (i)Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date and Error! Bookmark not defined.(ii) the representations and warranties of Seller contained in Article 3 shall be true at and as of the Closing Date, as if made at and as of such date (except to the extent such representation or warranty expressly relates solely to an earlier date, in which case at and as of such earlier date), disregarding the phrases “material”, “materially”, “in all material respects” or similar phrases and any qualifications as to a Material Adverse Effect, with only such exceptions as would not in the aggregate have, or reasonably be expected to have, a Material Adverse Effect; provided  that notwithstanding the foregoing, (A)each of the representations and warranties of Seller contained in Sections 3.01, 3.02, 3.05(b), and 3.06(c), (d) and (e) shall be true in all material respects at and as of the Closing Date, as if made at and as of such date (except to the extent such representation or warranty expressly relates solely to an earlier date, in which case at and as of such earlier date) and (B)each of the representatives and warranties of Seller contained in Sections 3.05(a), 3.06(a), 3.06(b) and 3.08(a)(ii) shall be true in all respects as of the Closing Date, as if made at and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case at and as of such earlier date) except, in the case of Sections 3.05(a), 3.06(a) and 3.06(b), for de minimis failures to be true.  Buyer shall have received a certificate signed by an executive officer of Seller to the effect set forth in the foregoing clauses (i) and (ii).

Section 8.03.  Conditions to Obligation of Seller.  The obligation of Seller to consummate the Closing is subject to the satisfaction of the following further conditions: (i)Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date and Error! Bookmark not defined.(ii) the representations and warranties of Buyer contained in Article 4 shall be true in all material respects at and as of the Closing Date, as if made at and as of such date (except to the extent such representation or warranty relates solely to an earlier date, in which case at and as of such earlier date).  Seller shall have received a certificate signed by an executive officer of Buyer to the foregoing effect.

Article 9
Termination

Section 9.01.  Grounds for Termination.  This Agreement may be terminated at any time prior to the Closing:

                                               (a)            by mutual written agreement of Seller and Buyer;

                                              (b)            by either Seller or Buyer if the Closing shall not have been consummated on or before the one year anniversary of the date hereof (the “Outside Date”); provided  that if Buyer has been unable to consummate the Buyer Capital Raise despite being in compliance with its obligations under Section 6.07(b), the Outside Date may be extended, by written notice delivered by Buyer to Seller at least five (5) Business Days prior to the then effective Outside Date, up to a date not beyond the end of the fifteenth month following the date hereof; provided, further, that the right to terminate this Agreement pursuant to this Section 9.01(b) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Closing to be consummated by such time;

                                               (c)            by either Seller or Buyer if (i)any Governmental Authority that must grant an approval referenced in Section 8.01(a) has denied such approval, and such denial has become final and non-appealable or (ii)any Governmental Authority of competent jurisdiction shall have issued a final non-appealable order enjoining or otherwise prohibiting the consummation of the Closing, unless, in either case, such denial of approval or issuance of such order arises out of, or results from, a breach of any provision of this Agreement by the party seeking to terminate this Agreement;

                                              (d)            by Buyer if a breach of any provision of this Agreement by Seller shall have occurred that would cause one or more of the conditions set forth in Section 8.02 not to be satisfied, and either (i) if such breach is of a type that can be cured, such breach shall not have been cured within thirty (30) days by Seller after receiving notice of such breach or (ii) such condition would not reasonably be expected to be satisfied by the Outside Date; provided  that the right to terminate this Agreement pursuant to this Section 9.01(d) shall not be available to Buyer if it shall then be in material breach of this Agreement; or

                                               (e)            by Seller if a breach of any provision of this Agreement by Buyer shall have occurred that would cause one or more of the conditions set forth in Section 8.03 not to be satisfied, and either (i) if such breach is of a type that can be cured, such breach shall not have been cured within thirty (30) days by Buyer after receiving notice of such breach or (ii) such condition would not reasonably be expected to be satisfied by the Outside Date; provided  that the right to terminate this Agreement pursuant to this Section 9.01(e) shall not be available to Seller if it shall then be in material breach of this Agreement.

The party desiring to terminate this Agreement pursuant to Section 9.01(b), Section 9.01(c), Section 9.01(d) or Section 9.01(e) shall give notice of such termination to the other party.

Section 9.02.  Effect of Termination.  (a)If this Agreement is terminated as permitted by Section 9.01, such termination shall be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided  that if such termination shall result from (i) the willful and knowing failure to perform a covenant of this Agreement or (ii) any inaccuracy in a representation or warranty in respect of which the party that made such representation or warranty knew, at the time such representation or warranty was made, of facts that would cause such representation or warranty to be untrue in a manner that would result in a condition to Closing not being satisfied, then such party shall be fully liable for any and all Damages reasonably incurred or suffered by the other party as a result of such failure or breach.  The provisions of this Section 9.02, Sections 7.08, 11.03, 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11 and 11.12, and the second to last and third to last sentences of Section 5.07 shall survive any termination hereof pursuant to Section 9.01.

                      (b)            If this Agreement is terminated pursuant to Section 9.01(b) or Section 9.01(c) and at the time of such termination (i) Seller is not in breach of any provision of this Agreement in a manner that would cause one or more of the conditions set forth in Section 8.02 not to be satisfied and (ii) there exists no fact or circumstance that results in any representation or warranty set forth in Sections 3.14, 3.15, 3.16 or 3.17 being inaccurate at any time prior to termination, which fact or circumstance materially contributes to (A) any denial or failure to obtain the regulatory approvals set forth in Section 8.01(a), (B) any order or injunction set forth in Section 8.01(b), (C) actions by a Governmental Authority that have delayed or impeded the Closing such that the Closing could not occur by the Outside Date (as the same may have been extended pursuant to Section 9.01(b)  or (D) a Materially Burdensome Regulatory Condition, then Buyer shall (x) in the case of a termination by Seller, pay to Seller an amount equal to $25,000,000 in immediately available funds (the “Break-up Fee”) within two Business Days of Buyer’s receipt of Seller’s notice of termination or (y) in the case of a termination by Buyer, pay to Seller the Break-up Fee concurrently with (and as a condition to the effectiveness of) Buyer’s delivery of notice of termination to Seller.  If this Agreement is terminated in accordance with its terms and such termination gives rise to the obligation of Buyer to pay the Break-up Fee, the sole and exclusive remedy of Seller and its Affiliates against Buyer and its Affiliates for any Losses or other damages resulting from, arising out of, or incurred in connection with, this Agreement (including any termination thereof) or any transactions ancillary hereto shall be the Break-up Fee and no Person shall have any rights or claims against Buyer and its Affiliates under this Agreement, whether at law or equity, in contract, tort or otherwise, and none of Buyer and its Affiliates shall have any further liability or obligation resulting from, arising out of, or incurred in connection with, this Agreement, in each case, except for Section 7.08(a) and the Confidentiality Agreement; provided  that if such termination by Seller is pursuant to Section 9.01(b) and Buyer’s failure to consummate the Buyer Capital Raise or Buyer’s willful and knowing breach of this Agreement is the proximate cause of the Closing not having been consummated on or before the Outside Date, and Seller has suffered Termination Losses in excess of the amount of the Break-up Fee, Seller shall be entitled to recover from Buyer such excess Termination Losses in an amount up to an additional $25,000,000 in the aggregate.

Article 10
Survival; Indemnification

Section 10.01.  Survival of Representations, Warranties and Covenants.  All representations and warranties made by any party in this Agreement or in any certificate deliverable hereunder, and the covenants in Section 5.01, shall survive the Closing Date until the date that is twelve months after the Closing Date, except with respect to, and to the extent of, any claim of which written notice in has been given in good faith and in reasonable detail by one party to the other party prior to such expiration, which shall survive until final resolution of such claim; provided, that representations and warranties set forth in Sections 3.01, 3.02, 3.05, 3.06, 3.26, 4.01, 4.02, 4.07, 4.10 and 4.11 shall survive the Closing indefinitely.  All covenants and agreements made by any party in this Agreement (other than the covenants in Section 5.01, which shall survive as set forth in the preceding sentence) shall survive until performed in full or the obligation to so perform shall have expired.

Section 10.02.  Indemnification.  (a)Effective at and after the Closing and subject to the other provisions of this Article 10, Seller hereby indemnifies Buyer, its Affiliates and the Companies, and their respective officers, directors, employees, agents and representatives (collectively, the “Buyer Indemnified Parties”) against and agrees to hold each of them harmless from any and all Losses actually suffered by a Buyer Indemnified Party, whether or not involving a Third Party Claim, to the extent attributable to or resulting from: (i)the failure of any of the representations or warranties made by Seller in this Agreement or in any certificate delivered hereunder to be true and correct, (ii)any breach of covenant or agreement made or to be performed by Seller pursuant to this Agreement or (iii)without duplication of any amounts described in Section 10.02(a)(i) or (ii) (A) any Income Taxes or Municipal License Taxes of the Companies apportioned to any Pre-Closing Tax Period other than (1) amounts reserved therefor in one of the Balance Sheets and (2) Taxes payable with respect to income earned by, or gross receipts of or gross volume of business of, the Companies during the period from the Balance Sheet Date through the Closing Date and (B) any payments (other than payments owed to another Company) owed by any of the Companies under any tax allocation, sharing or indemnity agreements.  For the avoidance of doubt, Seller shall not have any liability under Section 10.02(a) for Taxes allocable to any taxable period (or portion thereof) beginning after the Closing Date.

                      (b)            Effective at and after the Closing and subject to the other provisions of this Article 10, Buyer hereby indemnifies Seller and its Affiliates, and their respective officers, directors, employees, agents and representatives (collectively, the “Seller Indemnified Parties”) against and agrees to hold each of them harmless from any and all Losses actually suffered by any Seller Indemnified Party, whether or not involving a Third Party Claim, to the extent arising out of (i)  the failure of any of the representations or warranties made by Buyer in this Agreement or in any certificate delivered hereunder to be true and correct, (ii)any breach of covenant or agreement made or to be performed by Buyer pursuant to this Agreement or (iii)any action taken by Buyer (or, after the Closing, any of the Companies) with respect to any of the Continuing Employees.

                       (c)            An indemnifying party shall not have any liability under Section 10.02(a)(i) or Section 10.02(b)(i): (i)until the aggregate amounts of Losses incurred by the indemnified parties and otherwise indemnifiable under Section 10.02(a)(i) or Section 10.02(b)(i), as the case may be, based upon, attributable to or resulting from the failure of any of the representations or warranties to be true and correct exceeds $5,000,000 (the “Basket”) and then only to the extent of such excess and (ii)with respect to any given failure of any representation or warranty to be true and correct unless the Loss from such failure exceeds $100,000 (and any Loss from a given failure that does not exceed such amount shall be disregarded for purposes of determining whether the Basket has been exceeded).  An indemnifying party shall not have any liability under Section 10.02(a)(i), 10.02(a)(iii) or 10.02(b)(i) for any Losses, individually or in the aggregate, in excess of $25,000,000 (the “Cap”).  Notwithstanding the foregoing, the Basket and Cap shall not limit indemnification for Damages arising from a failure of a representation or warranty set forth in Sections 3.01, 3.02, 3.05, 3.06 or 3.26, of this Agreement (in the case of Losses incurred by a Buyer Indemnified Party) or Sections 4.01, 4.02, 4.07, 4.10 or 4.11 of this Agreement (in the case of Losses incurred by a Seller Indemnified Party) to be true and correct.

                      (d)            For purposes of this Article 10, in determining (i) whether any representation or warranty was not true and correct, any qualification regarding a matter having a Material Adverse Effect (or words of similar import with respect to a Material Adverse Effect) in the representations and warranties in this Agreement and any certificate delivered hereunder, other than in Sections 3.08(a)(ii) and 3.32 (or in any certificate delivered hereunder to the extent in respect of Section 3.08(a)(ii) or 3.32), shall be deemed to be a qualification as to the matter being material in the context of the transactions contemplated by this Agreement (or words of similar import as the context requires) (and, for the avoidance of doubt, the phrases “material,” “materially,” “in all material respects” and similar phrases (other than qualifications as to Material Adverse Effect) in the representations and warranties in this Agreement and any certificate delivered hereunder shall not be affected for purposes of this clause (i)) and (ii) the amount of any indemnifiable Losses under Sections 10.02(a)(i) and 10.02(b)(i) arising from any failure of any representation or warranty to be true and correct, the phrases “material,” “materially,” “in all material respects” or similar phrases and any qualifications as to a Material Adverse Effect in the representations and warranties in this Agreement and any certificate delivered hereunder, other than in Section 3.08(a)(ii) (or in any certificate delivered hereunder to the extent in respect of Section 3.08(a)(ii)), shall be disregarded.

                       (e)            The right to indemnification based on representations, warranties, covenants and agreements in this Agreement shall not be affected by any investigation conducted, or any knowledge acquired (or capable of being acquired), at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement.  The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any such covenant or agreements, will not affect the right to indemnification or any other remedy based on such representations, warranties, covenants and agreements (except to the extent, if any, otherwise expressly provided in such waiver).

Section 10.03.  Third Party Claim Procedures.  (a)The party seeking indemnification under this Article 10 (the “Indemnified Party”) agrees to give prompt notice in writing to the party against whom indemnity is to be sought (the “Indemnifying Party”) of the assertion of any claim or the commencement of any suit, action or proceeding by any third party (“Third Party Claim”) in respect of which indemnity may be sought hereunder.  Such notice shall set forth in reasonable detail such Third Party Claim and the basis for indemnification (taking into account the information then available to the Indemnified Party).  The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have actually prejudiced the Indemnifying Party.

                      (b)            The Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim and, subject to the limitations set forth in this Section, shall be entitled to control and appoint lead counsel for such defense, in each case at its own expense.

                       (c)            If the Indemnifying Party shall assume the control of the defense of any Third Party Claim in accordance with the provisions of this Section 10.03, (i)  the Indemnifying Party shall obtain the prior written consent of the Indemnified Party (which shall not be unreasonably withheld) before entering into any settlement of such Third Party Claim, if the settlement does not expressly unconditionally release the Indemnified Party and its Affiliates from all liabilities and obligations with respect to such Third Party Claim or the settlement imposes injunctive or other similar equitable relief against the Indemnified Party or any of its Affiliates, (ii)the Indemnified Party shall not enter into any settlement of such Third Party Claim without the prior written consent of the Indemnifying Party and (iii)the Indemnified Party shall be entitled to participate in the defense of any Third Party Claim and to employ separate counsel of its choice for such purpose; provided  that the fees and expenses of such separate counsel shall be paid by the Indemnified Party, except that the Indemnifying Party shall pay such fees and expenses to the extent both the Indemnifying Party and the Indemnified Party are named parties and representation of both the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict of interest (in which case the Indemnifying Party shall pay for only one separate counsel for all Indemnified Parties).

                      (d)            In connection with the defense or prosecution of any Third Party Claim, each party shall (i)cooperate, and cause its respective Affiliates to cooperate, in the defense or prosecution of such claim, (ii)furnish or cause to be furnished such documents, records, information and testimony, grant or cause to be granted access to all reasonably requested witnesses, and attend such conferences, discovery proceedings, hearings, trials or appeals, in each case as may be reasonably requested in connection therewith, (iii)take all reasonable steps to make available to the other party, upon written request, its former and current employees, other personnel and agents (whether as witnesses or otherwise) to the extent that such persons may reasonably be required in connection therewith.  Neither Seller nor Buyer will (and each of Seller and Buyer shall cause its respective Affiliates not to) destroy or dispose of any documents, records or information related to the defense or prosecution of any Third Party Claim without first using its reasonable best efforts to notify the other party of the proposed destruction or disposition and giving the other party the opportunity to take possession of or copy such documents, records or information prior to such destruction or disposition.

                       (e)            Notwithstanding anything herein to the contrary, this Section 10.03 shall not apply to any Tax Contest governed by Article 12.

Section 10.04.  Direct Claim Procedures.  In the event an Indemnified Party has a claim for indemnity under this Article 10 against an Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party agrees to give prompt notice in writing of such claim to the Indemnifying Party.  Such notice shall set forth in reasonable detail such claim and the basis for indemnification (taking into account the information then available to the Indemnified Party).  The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have actually prejudiced the Indemnifying Party.

Section 10.05.  Calculation of Losses.  (a) The amount of any Losses payable under this Article 10 by the Indemnifying Party shall be net of any (i)amounts recovered by the Indemnified Party under applicable insurance policies, or from any other Person other than the Indemnifying Party (pursuant to this Article 10) alleged to be responsible therefor, and (ii)Tax benefit realized by the Indemnified Party arising from the incurrence or payment of any such Losses.  If the Indemnified Party receives any amounts under applicable insurance policies, or from any other Person other than the Indemnifying Party (pursuant to this Article 10) alleged to be responsible for any Losses, subsequent to an indemnification payment by the Indemnifying Party, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made by such Indemnifying Party in connection with providing such indemnification payment up to the amount received by the Indemnified Party (net of any costs or expenses incurred or to be incurred by the Indemnified Party in obtaining such amount).

                      (b)            Notwithstanding anything to the contrary herein, the Indemnifying Party shall not be liable under this Agreement for any (i)consequential, indirect, incidental, special, exemplary or punitive Losses, (ii)Losses for lost profits or opportunities or (iii)Losses specifically reserved on one of the Balance Sheets.

                       (c)            Each Indemnified Party must use its commercially reasonable efforts to mitigate any Losses for which such Indemnified Party seeks indemnification under this Agreement.

                      (d)            Each Indemnified Party shall use its commercially reasonable efforts to collect any amounts available under insurance coverage, or from any other Person other than the Indemnifying Party potentially responsible, for any Losses payable under this Article 10.

Section 10.06.  Assignment of Claims.  If the Indemnified Party receives any payment from an Indemnifying Party in respect of any Losses pursuant to this Article 10 and the Indemnified Party potentially could have recovered all or a part of such Losses from a third party (a “Potential Contributor”), the Indemnified Party shall, to the fullest extent permitted under Applicable Law, assign such of its rights to proceed against the Potential Contributor as are necessary to permit the Indemnifying Party to recover from the Potential Contributor the amount of such payment.

Section 10.07.  Exclusivity.  Except as specifically set forth in this Agreement or in the case of intentional fraud, effective as of the Closing, Buyer waives (and will cause the other Buyer Indemnified Parties to waive) any rights and claims Buyer, or any other Buyer Indemnified Party, may have against Seller (or any of the Seller Indemnified Parties), whether in law or in equity, relating to any Company or the Transferred Shares or other transactions contemplated hereby.  The rights and claims waived by Buyer and the other Buyer Indemnified Parties include claims for contribution or other rights of recovery arising out of or relating to any Environmental Law (whether now or hereinafter in effect), claims for breach of contract, breach of representation or warranty, negligence, misrepresentation and all other claims for breach of duty.  After the Closing, this Article 10 shall provide the exclusive remedy for any of the matters addressed herein and any other claims arising out of this Agreement or the transactions contemplated hereby, except (i)as provided in Section 11.13 with respect to the covenants and agreements to be performed after Closing; (ii)for the rights and remedies under the Transition Services Agreement and (iii)for claims of intentional fraud.

Section 10.08.  Treatment of Indemnity Payments.  All payments made by Seller to or for the benefit of the Buyer Indemnified Parties pursuant to this Article 10 and all payments made by Buyer to or for the benefit of the Seller Indemnified Parties pursuant to this Article 10 shall be treated as adjustments to the Purchase Price for Tax purposes, unless otherwise required by law, and such agreed treatment shall govern for purposes of this Agreement.  All payments to or for the benefit of the Buyer Indemnified Parties under this Article 10 shall be made by or on behalf of Seller.

Article 11
Miscellaneous

Section 11.01.  Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received) and shall be given, if to Buyer, to:

Oriental Financial Group Inc.
Professional Office Park S.E.
P.O. Box 195115

San Juan 00919-5115

Puerto Rico
Attention: Carlos O. Souffront
Facsimile No.: (787) 771-6896
E-mail: csouffront@orientalfg.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Victor I. Lewkow
Facsimile No.: (212) 225-3999
E-mail: vlewkow@cgsh.com

if to Seller, to:

Banco Bilbao Vizcaya Argentaria

Paseo Castellana, 81

28046 Madrid

Attention: María Jesús Arribas de Paz

Head of Corporate Legal Services

Facsimile No.: 34 91 374 6833

E-mail: mjesus.arribas@bbva.com

with a copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York  10017
Attention: William L. Taylor
Facsimile No.: (212) 701-5800
E-mail: william.taylor@davispolk.com

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 11.02.  Amendments and Waivers.  Error! Bookmark not defined.(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

                      (b)            No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Except as set forth in Section 10.07, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 11.03.  Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 11.04.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided  that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

Section 11.05.  Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

Section 11.06.  Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.

Section 11.07.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.08.  Counterparts; Effectiveness; Third Party Beneficiaries.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.  Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).  Except for Section 6.06 with respect to a Company Indemnified Party, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and permitted assigns.

Section 11.09.  Entire Agreement.  This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

Section 11.10.   Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.11.  Seller Disclosure Schedules.  Seller has set forth information on the Seller Disclosure Schedules in Schedules thereof that correspond to the Sections of this Agreement to which they relate.  A matter set forth in one Section of the Seller Disclosure Schedules need not be set forth in any other Section so long as its relevance to such other Section of the Seller Disclosure Schedules or to another section of this Agreement is reasonably apparent on the face of the information disclosed therein.  The parties acknowledge and agree that the Seller Disclosure Schedules may include certain items and information solely for informational purposes for the convenience of Buyer and the disclosure by Seller of any matter in the Seller Disclosure Schedules shall not be deemed to constitute an acknowledgement by Seller that the matter is required to be disclosed by the terms of this Agreement or that the matter is material.

Section 11.12.  Construction and Interpretation.  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

Section 11.13.  Specific Performance. The parties hereto agree that irreparable damage would occur if any covenant or agreement in this Agreement were not performed in accordance with its specific terms or otherwise were breached.  Therefore, notwithstanding anything to the contrary set forth in this Agreement, each party hereto agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of any of the covenants or agreements in this Agreement, and to enforce specifically the performance by such first party under this Agreement.  The equitable remedies described in this Section 11.13 shall be in addition to, and not in lieu of, any other remedies at law or in equity that the parties to this Agreement may elect to pursue.

Article 12
Tax Matters

Section 12.01.  Tax Returns Filed Prior to Closing.  Seller shall prepare or shall cause to be prepared all Tax Returns required to be filed under applicable law by the Companies on or prior to the Closing Date (taking into account any extensions received from the relevant taxing authorities), and shall be responsible for the timely filing of such Tax Returns. Such Tax Returns shall be true and correct and completed in accordance with applicable law, shall accurately set forth all items to the extent required to be reflected or included in such Tax Returns by applicable laws, regulations or rules, and shall be prepared on a basis consistent with those prepared for prior taxable periods unless a different treatment of any item is required by an intervening change in law.  Seller shall provide Buyer with a copy of such Tax Returns, as filed with the appropriate Taxing Authority.

Section 12.02.  Allocation to Tax Periods.  To the extent permitted by applicable law, Buyer and the Companies shall treat the Closing Date as the last day of the taxable year of the Companies for all Tax purposes, and shall take any necessary action to ensure such treatment. For the portion of the Closing Date after the time of Closing, other than transactions expressly contemplated hereby, Buyer shall cause the Companies to carry on its business only in the ordinary course in the same manner as heretofore conducted. For all other Taxes, and for all purposes of this Agreement, in order to apportion appropriately any Taxes relating to a Straddle Period, the portion of any Taxes that are allocable to the Pre-Closing Straddle Period shall be (a) in the case of income Taxes and all other Taxes that are not imposed on a periodic basis, the amount that would be payable if the taxable year or period ended on the Closing Date based on an interim closing of the books and (b) in the case of any Taxes that are imposed on a periodic basis, the amount of such Taxes for the relevant period multiplied by a fraction the numerator of which shall be the number of calendar days from the beginning of the period up to and including the Closing Date and the denominator of which shall be the number of calendar days in the entire period.

Section 12.03.  Tax Returns Filed After Closing.  Buyer shall prepare or shall cause to be prepared all Tax Returns required by Applicable Law to be filed by the Companies after the Closing Date, including Tax Returns with respect to a Straddle Period.  Buyer shall deliver to Seller any Tax Returns relating to a Pre-Closing Tax Period no less than thirty (30) days prior to the applicable filing deadline (taking into account applicable extensions).  Seller shall be entitled to review and comment on such Tax Returns, such comments to be provided at least fifteen (15) days before such Tax Returns are due to be filed, and Buyer and Seller agree to negotiate in good faith to resolve any disagreements.  In the event any disagreement between Buyer and Seller cannot be resolved before such Tax Returns are due to be filed, such Tax Returns shall be filed in accordance with Buyer’s reasonable determination; provided  that in this event any amount indicated as due and payable on such Tax Returns in respect of Taxes that relate to Pre-Closing Tax Periods shall not be determinative of Losses.  Buyer shall cause any amounts shown to be due on Tax Returns that include Pre-Closing Tax Periods to be timely remitted to the applicable Governmental Authority on or prior to the date such Taxes are due.

Section 12.04.   Refunds Attributable to Pre-Balance Sheet Periods.  Buyer shall promptly pay or cause to be paid to Seller all refunds of Taxes and interest thereon received by Buyer, any Affiliate of Buyer or the Companies attributable to any Pre-Balance Sheet Tax Period.

Section 12.05.  Tax Contests.  Buyer shall promptly notify Seller in writing upon receipt by Buyer or any of the Companies of notice in writing of any Tax Contest involving Income Taxes or Municipal License Taxes that relates either to (i) any Pre-Balance Sheet Tax Period of the Companies, or (ii) any Tax Return or Taxes in respect of which Seller has made a representation about the accuracy or payment thereof pursuant to Section 3.19 and which may give rise to a claim for indemnification under Article 10.  Seller may, at its own expense, participate in and, upon written notice to Buyer, assume the defense of any such Tax Contest.  If Seller assumes such defense, Seller shall have the sole discretion as to the conduct of such defense and Buyer shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from counsel employed by Seller.  Seller shall keep Buyer informed of the progress of any such Tax Contest and provide copies of any correspondence with any Taxing Authority related to any Tax Contests controlled by Seller.  Seller shall not settle any such Tax Contest without Buyer’s prior written consent, which consent shall not be unreasonably withheld.

Section 12.06.  Tax Cooperation.  Buyer, the Companies and Seller shall cooperate fully, each at its own expense, as to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Article 12 and any audit, litigation or other proceeding with respect to Taxes.

Section 12.07.  Transfer Taxes.  All transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement shall be borne 50% by Buyer and 50% by Seller; provided  that Buyer shall bear 100% of such charges and fees incurred in connection with the Bank Merger.  Buyer will file all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ORIENTAL FINANCIAL GROUP INC.
By:
Name:
Title:

Banco Bilbao Vizcaya Argentaria, S.A.
By:
Name:
Title: